THE MEMBERS MUTUAL FUNDS DIFFERENCE

Today's financial world suffers no shortage of mutual funds, and they're all vying for your attention. Some fund companies tout their long history or well-known name. Others tantalize with the latest investment trends and the hottest stocks. So where should an investor turn? Who should you trust with your financial future?

We suggest MEMBERS Mutual Funds, a diverse family of mutual funds with an important distinction: It is designed by financial management professionals located at credit unions across the nation specifically for credit union members. The funds are distributed by CUNA Brokerage Services, Inc., and are managed by MEMBERS Capital Advisors, the registered investment advisor affiliate of CUNA Mutual Group, a family of companies owned by and dedicated to America's credit unions and their members. Currently, MEMBERS Capital Advisors manages more than $9 billion in investments for credit union members, employees and the credit union system.

Just as credit unions are different from banks, the MEMBERS Mutual Funds family is unlike the typical fund family. We share many of the philosophies you've come to appreciate in the credit union movement: We focus on providing good value, superior service and investor education. We avoid slick hype and silly fads. Our staff of investment management professionals is straightforward, honest and highly experienced in the investment field. Here, you'll be treated like a valued member, with a company where you can feel like you truly belong.

Table of Contents
                                                                          Page
                                                                          ----
Letter to Shareholders                                                      2

Fund Performance Reviews
                  Bond Fund                                                 4
                  High Income Fund                                          6
                  Balanced Fund                                             8
                  Growth and Income Fund                                   10
                  Capital Appreciation Fund                                12
                  Mid-Cap Fund                                             14
                  Multi-Cap Growth Fund                                    16
                  International Stock Fund                                 18

Portfolios of Investments
                  Cash Reserves Fund                                       20
                  Bond Fund                                                21
                  High Income Fund                                         24
                  Balanced Fund                                            31
                  Growth and Income Fund                                   35
                  Capital Appreciation Fund                                36
                  Mid-Cap Fund                                             37
                  Multi-Cap Growth Fund                                    39
                  International Stock Fund                                 41

Financial Statements
                  Statements of Assets and Liabilities                     46
                  Statements of Operations                                 48
                  Statements of Changes in Net Assets                      50
                  Financial Highlights                                     54

Notes to Financial Statements                                              63

Report of Independent Accountants                                          69

Other Information                                                          70

Trustees and Officers                                                      71

               Letter to Shareholders

Dear Fellow Shareholder:

The MEMBERS Funds' most recently completed fiscal year began November 1, 2001. At that time, stocks were strongly rebounding from the post-9/11 lows reached on September 21. The Dow Jones Industrials and Standard & Poor's 500 Index were up approximately 10%, and the NASDAQ Composite had rebounded nearly 20% in the short period between September 21 and November 1, 2001.

By the time the Funds' fiscal year ended on October 31, 2002, however, only the Dow Index had retained its post-9/11 gain, and it did so by a scant 2%. The S&P 500 Index and NASDAQ had given back more than their early gains, both ending the year about 7 1/2% lower than their post-9/11 lows. But, much as these indexes had begun the fiscal year, they ended the year in a strong recovery from their new lows reached earlier in October, 2002. By October 31, the Dow and S&P 500 Index had advanced approximately 15% and the NASDAQ was, again, up by nearly 20% from its October 9 lows.

Investors have remained understandably cautious, however, as to whether these recent gains will hold and build from here, or again dissipate as stock prices fall back to possibly new low levels. Their lingering concerns are the same "woes" that have plagued the market most of the year -- war, oil prices, the economy and scandals in corporate America:

* War -- First was Afghanistan; is Iraq next? In the background are the ongoing Mideast and India/Pakistan tensions, along with continuing terrorist threats here in the U.S.

* Oil prices -- The threats of war have already led to higher oil prices. What might happen with an escalation of hostilities or a terrorist attack that could damage our nation's infrastructure?

* Economy -- Although the Gross Domestic Product continues to grow and productivity measures are still slowly expanding, excess productive capacity limits future capital spending, corporate profitability remains depressed, and shrinking employment along with high debt loads limit consumers' ability to keep spending. Our international trading partners are also struggling. Can we avoid dipping into yet another recession?

* Scandals -- The loss of confidence in corporate America from the Enron, Arthur Andersen, WorldCom and other scandals puts additional weight on the economy and the investment markets, causing investors to question the true earnings and valuation levels of individual securities as well as overall markets.

As these concerns grew during the year just ended, MEMBERS Funds experienced decidedly mixed results. Only the Bond and High Income Funds were able to provide positive returns for the year. However, the International Stock Fund, as well as the High Income and Bond Funds, all outperformed their peers, while the Multi-Cap Growth, Balanced and Growth and Income Funds performed generally in line with their peers. The Mid-Cap Fund modestly lagged the performance of similar funds, and the Capital Appreciation Fund continued the significant under-performance that began in the first six months of the year.

The difficulties experienced by the Capital Appreciation Fund were, in most cases, directly related to largely unknowable shortfalls in corporate governance. The Fund has a long record of success investing in companies whose operations are basically sound but whose stock prices are depressed due to any of several reasons, including the issuing companies' known aggressive management styles or limited disclosure practices. As this year unfolded, however, some of these aggressive management teams were found to have been overly aggressive in their financial reporting practices, and some of the companies with reputations for limited disclosure were found to be hiding not just trade secrets but fraud.

The stock portfolio management team worked diligently throughout the year to reduce the Capital Appreciation Fund's exposure to this kind of risk while trying to retain good rebound ability when the crisis of confidence begins to dissipate. October's performance -- a gain of 9.06% (Class A shares at net asset value) versus the Lipper peer group's 6.31% advance -- put it in the top 10% among similar funds for the month, providing an encouraging early indication of success with this portfolio management goal.

Looking ahead, we recognize that investors' current concerns are not likely to dissipate soon. The state of world affairs and of our own economy remains precarious. Yet, stock valuation levels overall remain rather high by historical standards. For this reason, it is particularly important that investors structure their investment portfolios to reflect their particular investment time horizons and personal tolerances for investment risk. Exposures that are too aggressive could continue to be extremely costly. Likewise, portfolios too heavily invested in the safer categories of investments are likely to be left behind when the U.S. and international economies return to their historical rates of growth and profitability, as they almost certainly will. Your financial advisor can provide valuable guidance on the optimum investment allocation for you.

We greatly value the confidence in MEMBERS Capital Advisors indicated by your ownership of MEMBERS Mutual Funds. Be assured through these difficult times as well in the better times to come that your ultimate investment success will remain our highest priority.

Sincerely,


Lawrence R. Halverson, CFA
President

                             Fund Performance Review

Investment Objective

The Bond Fund seeks to generate a high level of current income, consistent with the prudent limitation of risk, primarily through investment in a diversified portfolio of income bearing debt securities.

Portfolio Management

The Fund is managed by a team of MEMBERS Capital Advisors' portfolio managers.

Primary Investment

Strategies

To keep current income relatively stable and to limit share price volatility, the Bond Fund emphasizes investment grade securities and maintains an intermediate (typically 3 to 6 years) average portfolio duration. Under normal circumstances, the Fund invests at least 80% of its assets in such securities. The Fund may employ active trading and typically invests in the following instruments:

- Corporate Debt Securities

- U.S. Government Debt Securities

- Foreign Government Debt Securities

- Other Issuer Debt Securities.

The Fund may also invest in asset-backed and mortgage-backed securities, including securities backed by credit union originated loans, to the extent permitted by law and available in the market.

For a listing of the securities held in the portfolio at October 31, 2002, please turn to page 21.

As the twelve-month period ended October 31, 2002 began, the U.S. economy was just exiting a recessionary trough. Fueled by inventory rebuilding, sustained consumer spending, and a red-hot housing market, the economy at first rebounded strongly from the perturbations caused by the 9/11 terrorist attacks. Adjusted for inflation, Gross Domestic Product grew at a 5.0% annual rate in the first quarter of 2002. However, economic growth slowed as spring turned to summer, as first corporate scandals and then the potential for a U.S. invasion of Iraq damped business and consumer confidence. At the close of the period, the economic recovery was clearly in a "soft spot," with business investment and the labor market relatively stagnant. Also contributing to the slowdown was a rise in energy prices over the summer due to concerns over a U.S./Iraq war's possible effects on the flow of oil from the Middle East. The U.S. dollar fell against the euro and yen early in the year, but recovered later as growth prospects in the euro-zone and Japan diminished.

The U.S. Federal Reserve completed an aggressive campaign of monetary easing in December 2001, and afterwards left short-term interest rates unchanged at 40-year lows through the end of the period. Rates in general fell for the period, more at shorter durations than longer durations. The yield of the 90-day U.S. Treasury Bill decreased from 2.01% to 1.45% during the period, and the yield on the 10-year U.S. Treasury Note declined from 4.23% to 3.89%. The benchmark Federal Funds rate stood at 1.75% on October 31, 2002 (the Federal Reserve subsequently lowered it to 1.25%). U.S. Treasury bonds of all durations performed well in the uncertain economic and geopolitical environment as investors sought "safe havens," while investment-grade corporate bonds lagged.

The Fund returned 4.21% during the period (Class A shares at net asset value). A representative index of diversified investment-grade bonds, the Lehman Brothers Intermediate Government/Credit Bond Index, returned 5.91%. The difference is largely explained by the expenses charged by the Fund and by the Fund's lower weighting in U.S. Treasury securities, which were the best-performing fixed-income asset class for the period.

The Fund out-performed the Lipper Intermediate Investment Grade Bond Fund Index of similar funds, which returned 3.63%. This out-performance was driven by a number of factors. Although the Fund did have a small position in WorldCom bonds, this did not have a large impact on performance. Good security selection and a conservative focus on high-quality names in problematic sectors, such as Cox and Comcast in the cable television industry, benefited overall performance. A weighting towards intermediate-term securities also helped performance, since intermediate-term bonds slightly out-performed shorter- and longer-term bonds over the period.

Inflation looks to remain at low levels in the near-term, and tightening by the U.S. Federal Reserve is thought to be unlikely until the U.S. economy is well along into a sustainable recovery. This would keep short-term interest rates relatively steady, while intermediate- and long-term rates could remain in a trading range for some time. Considering the low inflation rate, this would be a favorable environment for the real returns of fixed-income investments, although many observers believe that the current rally in bond prices is in its later stages.

The Fund continues to hold a diversified, high-quality, largely intermediate-term bond portfolio that is designed to weather varying economic conditions. Attractively-valued positions in Ford, CIT, and Countrywide Credit have recently been added. Issuer selection remains a focus as management carefully screens issuing companies for credit-worthiness, accounting conservatism, and ethics. A defensive strategy seems appropriate in a transitional economy, considering the relatively high level of geopolitical risk at the present time, so the Fund is not aggressively pursuing higher-yielding issues of low quality or long duration. The Fund's significant holdings in "spread product," especially corporate bonds, are expected to benefit from improvement in the U.S. economy, while the Fund's U.S. Treasury and Agency holdings provide a buffer if economic conditions disappoint.

MEMBERS Capital Advisors' Bond Portfolio
     Management Team -- Advisor

                             Fund Performance Review

                                    Bond Fund

GRAPHIC: Line chart showing Bond Fund Cumulative Performance of $10,000 Since Inception for the following:

                                    12/97     4/98    10/98     4/99    10/99     4/00    10/00     4/01    10/01     4/02    10/02
Class A Shares                    $ 9,570  $ 9,698  $10,151  $10,225  $10,315  $10,422  $10,818  $11,391  $12,231  $12,698  $12,747
Class B Shares                     10,000    9,667   10,085   10,195   10,235   10,372   10,721  $11,418  $12,125   12,286   12,542
Lehman Brothers Intermediate
 Government/Corporate Bond Index   10,000   10,226   10,820   10,650   10,927   11,042   11,631  $12,382  $13,289   13,269   14,074


GRAPHIC: Pie chart showing Bond Fund Diversification of Investments Among Market Sectors as follows:

Corporate Notes and Bonds 28%
Private Label Mortgage Backed 8%
Commercial Mortgage Backed 7%
U.S. Government and Agency Obligations 22%
Asset Backed 5%
Mortgage Backed 25%
Cash & Other Net Assets 5%

[Delta] This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the Lehman Brothers Intermediate Government/Credit Bond Index return does not reflect expenses or sales charges. The graphs above and the table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                  MEMBERS Bond Fund Average Annual Total Return

                                                             % Return Without Sales Charge        % Return After Sales Charge***
                                                          12 Months    3 Years       Since       12 Months    3 Years       Since
                                                             Ended       Ended     Inception        Ended       Ended     Inception
                                                           10/31/02    10/31/02  to 10/31/02+     10/31/02    10/31/02  to 10/31/02+
                                                           --------    --------  ------------     --------    --------  ------------
Class A Shares*                                               4.21%       7.32%       6.10%         -0.27%       5.75%       5.14%
Class B Shares**                                              3.44        6.52        5.32          -1.04        5.48        4.98
Lipper Intermediate Investment Grade Bond Fund Index          3.63        8.00        6.42            --          --          --
Lehman Brothers Intermediate Government/Credit Bond Index     5.91        8.80        7.32            --          --          --

   *  Maximum Sales Charge is 4.3% for A Shares.

  **  Maximum Contingent Deferred Sales Charge is 4.5% for B Shares.

 ***  Assuming Maximum Applicable Sales Charge

   +  Fund commenced operations on December 29, 1997.

                             Fund Performance Review
                                High Income Fund
Investment Objective

The High Income Fund seeks high current income by investing primarily in a diversified portfolio of lower-rated, higher-yielding income bearing securities. The Fund also seeks capital appreciation, but only when consistent with its primary goal.

Portfolio Management

MEMBERS Capital Advisorsuses one or more subadvisors under a "manager of managers" approach to make investment decisions for this Fund. MFS Investment Management (MFS) is the only subadvisor currently used by MEMBERS Capital Advisors to manage the assets of the Fund.


Primary Investment

Strategies

The High Income Fund invests primarily in lower-rated, higher-yielding income bearing securities, such as "junk" bonds. Because the performance of these securities has historically been strongly influenced by economic conditions, the Fund may rotate securities selection by business sector according to the economic outlook. Under normal market conditions, the Fund invests at least 80% of its assets in bonds rated lower than investment grade (BBB/Baa) and their unrated equivalents or other high-yielding securities.

For a listing of the securities held in the portfolio at October 31, 2002, please turn to page 24.

During the twelve-month period ended October 31, 2002, high-yield bond markets provided a stunning display of uncertainty reflecting continued concerns about the state of the economy, international affairs, and business scandals. During the period, the High Income Fund posted a total return of 0.33% (Class A shares at net asset value), substantially outperforming returns of -5.49% and -5.97% for the Lehman Brothers High Yield Bond and Lipper High Yield Bond Fund Indexes, respectively.

The U.S. economy entered recovery early in 2002, only to see Gross Domestic Product growth stall in the third quarter. This sluggish economic backdrop caused lingering concerns about the ability of some corporations to live up to their interest and principal payment obligations, especially among below investment-grade bond issuers. As such, these bonds experienced high levels of volatility during the period. But, the majority of concern among investors focused on the dramatic and high-profile plunge of WorldCom into junk bond status during the second quarter of 2002. As a result of WorldCom's fall, the high-yield market posted significant losses in June, even as the overall high-yield market grew with the sudden inclusion of WorldCom among the ranks of "fallen angels" -- companies whose bonds had fallen into junk status. Several household names joined the ranks of the fallen angels during the period. Names like 7-Eleven, Aetna, Dynegy, GAP International, Tyco, Woolworth, and several others grabbed headlines as their bonds were downgraded by rating agencies to junk status.

The high-yield market is likely to continue to be volatile as investors wait for more clarity on the future direction of the economy. Following several months of poor performance, the high-yield market rebounded in August and the first half of September. The rebound was led by the media, telecom, and utilities sectors. The Fund favored select names in the media group with the ability to generate strong free cash flow, such as broadcasting companies, which have tended to benefit from increased advertising expenditures in past economic recoveries. The Fund continued to have significant underweight exposure to the telecom wireline industry as it still faces many fundamental challenges, not the least among them is significant over-capacity. The Fund held neutral weights in the wireless telecom group, also favoring select names with the ability to generate strong free cash flow. Overweight exposure to the media sector hurt overall performance during the period, but was more than offset by gains in healthy exposures to defensive industries such as gaming and energy.

During the period, investors strongly preferred the relative safety of U.S. Treasury, mortgage-backed and very high quality corporate bonds. This preference has led credit spreads -- the difference in yield between U.S. Treasury securities and other lower quality fixed-income investments -- to levels not seen since the 1990 - 1991 recession.

MEMBERS Capital Advisors' Bond Portfolio
     Management Team -- Advisor

MFS Investment Management -- Subadvisor

                             Fund Performance Review

                                High Income Fund

GRAPHIC: Line chart showing High Income Fund Cumulative Performance of $10,000 Since Inception for the following:

                                      12/97     4/98   10/98     4/99    10/99     4/00    10/00     4/01    10/01     4/02    10/02
Class A Shares                      $ 9,570  $ 9,844  $9,016  $10,116  $ 9,890  $10,133  $ 9,809  $10,039  $ 9,619  $10,555   $9,650
Class B Shares                       10,000    9,799   8,962   10,091    9,805   10,114    9,698   10,001    9,477   10,223    9,613
Lehman Brothers High Yield
 Bond Index                          10,000   10,398   9,790   10,444   10,215   10,223   10,050   10,334   10,035   10,701    9,484

GRAPHIC: Pie chart showing High Income Fund Diversification of Investments Among Market Sectors as follows:

Cash & Other Net Assets 12%
Basic Materials 4%
Telecommunications 4%
Energy 8%
Communications 4%
Media 8%
Building and Construction 5%
Recreation 10%
Retail 4%
Containers & Packaging 8%
Industrials 4%
Other Sectors 29%

[Delta] This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the Lehman Brothers High Yield Bond Index return does not reflect expenses or sales charges. The graphs above and the table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

              MEMBERS High Income Fund Average Annual Total Return

                                                             % Return Without Sales Charge        % Return After Sales Charge***
                                                          12 Months    3 Years       Since       12 Months    3 Years       Since
                                                             Ended       Ended     Inception        Ended       Ended     Inception
                                                           10/31/02    10/31/02  to 10/31/02+     10/31/02    10/31/02  to 10/31/02+
                                                           --------    --------  ------------     --------    --------  ------------
Class A Shares*                                               0.33%      -0.81%       0.17%         -3.98%      -2.26%      -0.73%
Class B Shares**                                             -0.27       -1.53       -0.53          -4.42       -2.43       -0.81
Lipper High Yield Bond Fund Index                            -5.97       -5.61       -3.15            --          --           --
Lehman Brothers High Yield Bond Index                        -5.49       -2.43       -1.09            --          --           --

   *  Maximum Sales Charge is 4.3% for A Shares.

  **  Maximum Contingent Deferred Sales Charge is 4.5% for B Shares.

 ***  Assuming Maximum Applicable Sales Charge

   +  Fund commenced operations on December 29, 1997.

                             Fund Performance Review
                                  Balanced Fund

Investment Objective

The Balanced Fund seeks a high total return through the combination of income and capital appreciation.

Portfolio Management

The Fund is managed by a team of MEMBERS Capital Advisors' portfolio managers.

Primary Investment

Strategies

The Balanced Fund invests in a broadly diversified array of securities including common stocks, bonds and money market instruments. The Fund employs regular rebalancing to maintain a relatively static asset allocation. Stock, bond and cash components will vary, however, reflecting the relative availability of attractively priced stocks and bonds. Generally, common stocks will constitute 60% to 40% of the Fund's assets, bonds will constitute 40% to 60% of the Fund's assets and money market instruments may constitute up to 20% of the Fund's assets.

For a listing of the securities held in the portfolio at October 31, 2002, please turn to page 31.

As the twelve-month period ended October 31, 2002 began, the U.S. economy was just exiting a recessionary trough. Fueled by inventory rebuilding, sustained consumer spending, and a red-hot housing market, the economy at first rebounded strongly from the perturbations caused by the 9/11 terrorist attacks. Adjusted for inflation, Gross Domestic Product grew at a 5.0% annual rate in the first quarter of 2002. However, economic growth slowed as spring turned to summer, as first corporate scandals and then the potential for a U.S. invasion of Iraq damped business and consumer confidence. At the close of the period, the economic recovery was clearly in a "soft spot," with business investment and the labor market relatively stagnant. Also contributing to the slowdown was a rise in energy prices over the summer due to concerns over a U.S./Iraq war's possible effects on the flow of oil from the Middle East. The U.S. dollar fell against the euro and yen early in the year, but recovered later as growth prospects in the euro-zone and Japan diminished.

The U.S. Federal Reserve completed an aggressive campaign of monetary easing in December 2001, and afterwards left short-term interest rates unchanged at 40-year lows through the end of the period. Rates in general fell for the period, more at shorter durations than longer durations. The yield of the 90-day U.S. Treasury Bill decreased from 2.01% to 1.45% during the period, and the yield on the 10-year U.S. Treasury Note declined from 4.23% to 3.89%. The benchmark Federal Funds rate stood at 1.75% on October 31, 2002 (the Federal Reserve subsequently lowered it to 1.25%). U.S. Treasury bonds of all durations performed well in the uncertain economic and geopolitical environment as investors sought out "safe havens," while investment-grade corporate bonds lagged.

The period began with U.S. stocks in the midst of a powerful rally off the lows they reached in September, 2001. Since cyclical companies were expected to benefit from renewed economic growth, mid-cap and small-cap value stocks out-performed during this market surge. However, concerns about accounting, financial reporting, and the quality of corporate earnings led to a crisis in investor confidence that ended the rally and eventually pulled stocks down to multi-year lows in June. Value stocks out-performed growth stocks in the decline as easily comprehensible business models and consistent operating results grew more attractive to investors. Stocks rose again in late summer, but were punished in September and October by geopolitical concerns and investors' recognition that the economy had entered a "soft spot." This fall in stock prices was deep and widespread, with a number of major equity indexes hitting five-year lows and no type of stock or sector spared from the selling pressure. By now it is clear that the current bear market will be remembered as one of the more severe in the history of U.S. stock markets.

The Fund returned -7.59% during the period (Class A shares at net asset value). The Blended Synthetic Index, a representative index of stocks, bonds, and money market instruments, returned -4.03%. The Fund slightly out-performed the Lipper Balanced Fund Index of comparable hybrid funds, which returned -7.62%. Performance lagged the Blended Synthetic Index primarily due to its higher weighting of stocks, which under-performed both bonds and money market instruments for the period. Performance was helped by good stock selection in the defense and banking sectors, where holdings Textron, United Technologies, Bank of America, and Wells Fargo did well. Performance was hurt by overweights in the business machines, business services, and telecommunications sectors, although this was somewhat offset by good stock selection.

Performance was also hurt by stock selection in the health care and utilities sectors, where holdings Genzyme General, Wyeth, Baxter International, and Duke Power under-performed.

The Fund's broadly diversified mix of stock, bond, and money market investments is designed as an "all-weather" portfolio to provide attractive returns when market and economic conditions are favorable and to defend on the downside when they are less favorable. In a time of geopolitical and economic uncertainty, its blend of "value" and "growth-at-a-reasonable-price" stocks should help performance when economic conditions improve and its high-quality intermediate-duration bond exposure should benefit investors if the economy falters.

MEMBERS Capital Advisors' Stock and Bond
     Portfolio Management Teams - Advisor

                             Fund Performance Review
                                  Balanced Fund

GRAPHIC: Line chart showing Balanced Fund Cumulative Performance of $10,000 Since Inception for the following:

                                     12/97     4/98    10/98     4/99    10/99     4/00    10/00     4/01    10/01     4/02    10/02
Class A Shares                     $ 9,470  $10,330  $10,315  $11,315  $12,017  $12,712  $12,955  $12,639  $12,231  $12,725  $10,949
Class B Shares                      10,000   10,432   10,374   11,420   11,922   12,852   13,053  $12,728  $12,125   12,329   10,960
Lehman Brothers Intermediate
 Government/Corporate Bond Index    10,000   10,872   11,196   11,707   11,912   12,724   13,383  $13,054  $13,289   12,735   12,063

GRAPHIC: Pie chart showing Balanced Fund Diversification of Investments Among Market Sectors as follows:

Asset Backed 4%
Commercial Mortgage Backed 3%
Cash and Other Net Assets 3%
Corporate Notes & Bonds 15%
U.S. Government and Agency Obligations 10%
Mortgage Backed 12%
Private Label Mortgage Backed 3%
Common Stocks 50%

[Delta] This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the Blended Synthetic Index return does not reflect expenses or sales charges. The graphs above and the table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                MEMBERS Balanced Fund Average Annual Total Return

                                                             % Return Without Sales Charge        % Return After Sales Charge***
                                                          12 Months    3 Years       Since       12 Months    3 Years       Since
                                                             Ended       Ended     Inception        Ended       Ended     Inception
                                                           10/31/02    10/31/02  to 10/31/02+     10/31/02    10/31/02  to 10/31/02+
                                                           --------    --------  ------------     --------    --------  ------------
Class A Shares*                                              -7.59%      -2.80%       3.04%        -12.48%      -4.55%       1.89%
Class B Shares**                                             -8.27       -3.49        2.29         -12.32       -4.56        1.91
Lipper Balanced Fund Index                                   -7.62       -3.11        2.16            --          --           --
Blended Synthetic Index                                      -4.03       -1.37        3.95            --          --           --

   *  Maximum Sales Charge is 5.3% for A Shares.

  **  Maximum Contingent Deferred Sales Charge is 4.5% for B Shares.

 ***  Assuming Maximum Applicable Sales Charge

   +  Fund commenced operations on December 29, 1997.

                             Fund Performance Review
                             Growth and Income Fund

Investment Objective

The Growth and Income Fund seeks long-term capital growth with income as a secondary consideration.

Portfolio Management

The Fund is managed by a team of MEMBERS Capital Advisors' portfolio managers.

Primary Investment

Strategies

The Growth and Income Fund focuses on stocks of companies with financial and market strengths and a long-term record of financial performance, and will, under normal market conditions, maintain at least 80% of its assets in such stocks. Primarily through ownership of a diversified portfolio of common stocks and securities convertible into common stocks, the Fund will seek a rate of return in excess of returns typically available from less variable investment alternatives. The Fund will typically invest in securities representing every sector of the S&P 500 Index in approximately(+/-50%) the same weightings such sector has in the S&P 500 Index.

For a listing of the securities held in the portfolio at October 31, 2002, please turn to page 35.

As the twelve-month period ended October 31, 2002 began, the U.S. economy was just exiting a recessionary trough. Fueled by inventory rebuilding, sustained consumer spending, and a red-hot housing market, the economy at first rebounded strongly from the perturbations caused by the 9/11 terrorist attacks. Adjusted for inflation, Gross Domestic Product grew at a 5.0% annual rate in the first quarter of 2002. However, economic growth slowed as spring turned to summer, as first corporate scandals and then the potential for a U.S. invasion of Iraq damped business and consumer confidence. At the close of the period, the economic recovery was clearly in a "soft spot," with business investment and the labor market relatively stagnant. Also contributing to the slowdown was a rise in energy prices over the summer due to concerns over a U.S./Iraq war's possible effects on the flow of oil from the Middle East. The U.S. dollar fell against the euro and yen early in the year, but recovered later on as growth prospects in the euro-zone and Japan diminished.

The period began with U.S. stocks in the midst of a powerful rally off the lows they reached in September 2001. Since cyclical companies were expected to benefit from renewed economic growth, mid-cap and small-cap value stocks out-performed during this market surge. However, concerns about accounting, financial reporting, and the quality of corporate earnings led to a crisis in investor confidence that ended the rally and eventually pulled stocks down to multi-year lows in June. Value stocks out-performed growth stocks in the decline as easily comprehensible business models and consistent operating results grew more attractive to investors. Stocks rose again in late summer, but were punished in September and October by geopolitical concerns and investors' recognition that the economy had entered a "soft spot." This fall in stock prices was deep and widespread, with a number of major equity indexes hitting five-year lows and no type of stock or sector spared from the selling pressure. By now it is clear that the current bear market will be remembered as one of the more severe in the history of U.S. stock markets.

The Fund returned -15.51% during the period (Class A shares at net asset value), generally in line with a representative index of large-cap stocks, the S&P 500 Index, which returned -15.11%, and the Lipper Large-Cap Value Fund Index of similar funds, which returned -14.27%. Performance was hurt by overweights vs. both the S&P 500 Index and most comparable large-cap value funds in the business machines, electronics, and business services sectors, which were adversely affected by the decline in aggregate U.S. corporate capital expenditures. Good stock selection in these areas helped to offset some of this adverse overweighting, as Compaq and Applied Materials, for instance, did better than most stocks in their industries. Stock selection in the pharmaceutical space hurt performance, as Baxter International, Bristol-Myers Squibb, and Guidant under-performed. Good stock selection in the insurance and diversified oil companies helped performance, as BP Amoco and Allstate did relatively well. In the retail space, major holding Target was a solid performer.

The Fund's diversified holdings and attention to valuation helped it to defend in an extremely difficult environment for stocks, and should serve it well in the future. A resurgence in corporate capital spending as 2002 progresses would favor the Fund's information technology, telecommunications, and materials holdings, while the Fund's more conservative positions should help the Fund if this resurgence is slow to develop.

MEMBERS Capital Advisors' Stock Portfolio
     Management Team -- Advisor

                             Fund Performance Review
                             Growth and Income Fund

GRAPHIC: Line chart showing Growth and Income Fund Cumulative Performance of $10,000 Since Inception for the following:

                                      12/97     4/98    10/98     4/99    10/99     4/00    10/00     4/01    10/01     4/02   10/02
Class A Shares                      $ 9,470  $10,979  $10,376  $12,153  $12,694  $13,719  $13,570  $12,489  $10,799  $11,989  $9,124
Class B Shares                       10,000   11,113   10,447   12,287   12,821   13,893   13,682   12,566   10,777  $11,609  $9,108
S&P 500 Index                        10,000   11,717   11,670   13,057   14,667   15,725   15,560   13,677   11,680  $11,948  $9,915

GRAPHIC: Pie chart showing Growth and Income Fund Diversification of Investments Among Market Sectors as follows:

Cash & Other Net Assets 1%
Financials 26%
Utilities 2%
Consumer Discretionary 8%
Information Technology 13%
Consumer Staples 9%
Telecommunication Services 6%
Healthcare 10%
Energy 9%
Industrials 11%
Materials 5%

[Delta] This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the S&P 500 Index return does not reflect expenses or sales charges. The graphs above and the table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

           MEMBERS Growth and Income Fund Average Annual Total Return

                                                             % Return Without Sales Charge        % Return After Sales Charge***
                                                          12 Months    3 Years       Since       12 Months    3 Years       Since
                                                             Ended       Ended     Inception        Ended       Ended     Inception
                                                           10/31/02    10/31/02  to 10/31/02+     10/31/02    10/31/02  to 10/31/02+
                                                           --------    --------  ------------     --------    --------  ------------
Class A Shares*                                             -15.51%     -10.42%      -0.77%        -19.97%     -12.04%      -1.88%
Class B Shares**                                            -16.09      -11.08       -1.50         -19.86      -12.13       -1.91
Lipper Large-Cap Value Fund Index                           -14.27       -8.53       -0.29            --          --           --
S&P 500 Index                                               -15.11      -12.22       -0.18            --          --           --

   *  Maximum Sales Charge is 5.3% for A Shares.

  **  Maximum Contingent Deferred Sales Charge is 4.5% for B Shares.

 ***  Assuming Maximum Applicable Sales Charge

   +  Fund commenced operations on December 29, 1997.

                             Fund Performance Review
                            Capital Appreciation Fund

Investment Objective

The Capital Appreciation Fund seeks long-term capital appreciation.

Portfolio Management

The Fund is managed by a team of MEMBERS Capital Advisors' portfolio managers.

Primary Investment

Strategies

The Capital Appreciation Fund invests primarily in common stocks, and will, under normal market conditions, maintain at least 80% of its assets in such securities. The Fund seeks stocks that have low market prices relative to their intrinsic values as estimated based on fundamental analysis of the issuing companies and their prospects. Relative to the Growth and Income Fund, the Capital Appreciation Fund will include some smaller, less developed issuers and some companies undergoing more significant changes in their operations or experiencing significant changes in their markets. The Fund will diversify its holdings among various industries and among companies within those industries but will often be less diversified than the Growth and Income Fund. The Fund typically invests in securities repesenting every sector of the S&P SuperComposite 1500 Index in approximately (+/-100%) the same weightings as such sector has in the S&P SuperComposite 1500 Index.

For a listing of the securities held in the portfolio at October 31, 2002, please turn to page 36.

As the twelve-month period ended October 31, 2002 began, the U.S. economy was just exiting a recessionary trough. Fueled by inventory rebuilding, sustained consumer spending, and a red-hot housing market, the economy at first rebounded strongly from the perturbations caused by the 9/11 terrorist attacks. Adjusted for inflation, Gross Domestic Product grew at a 5.0% annual rate in the first quarter of 2002. However, economic growth slowed as spring turned to summer, as first corporate scandals and then the potential for a U.S. invasion of Iraq damped business and consumer confidence. At the close of the period, the economic recovery was clearly in a "soft spot," with business investment and the labor market relatively stagnant. Also contributing to the slowdown was a rise in energy prices over the summer due to concerns over a U.S./Iraq war's possible effects on the flow of oil from the Middle East. The U.S. dollar fell against the euro and yen early in the year, but recovered later on as growth prospects in the euro-zone and Japan diminished.

The period began with U.S. stocks in the midst of a powerful rally off the lows they reached in September 2001. Since cyclical companies were expected to benefit from renewed economic growth, mid-cap and small-cap value stocks out-performed during this market surge. However, concerns about accounting, financial reporting, and the quality of corporate earnings led to a crisis in investor confidence that ended the rally and eventually pulled stocks down to multi-year lows in June. Value stocks out-performed growth stocks in the decline as easily comprehensible business models and consistent operating results grew more attractive to investors. Stocks rose again in late summer, but were punished in September and October by geopolitical concerns and investors' recognition that the economy had entered a "soft spot." This fall in stock prices was deep and widespread, with a number of major equity indexes hitting five-year lows and no type of stock or sector spared from the selling pressure. By now it is clear that the current bear market will be remembered as one of the more severe in the history of U.S. stock markets.

In this difficult market, the Fund returned -24.54% during the period (Class A shares at net asset value), significantly under-performing a broad representative index of U.S. stocks, the S&P SuperComposite 1500 Index, which returned -14.03%, and the Lipper Multi-Cap Core Fund Index of comparable diversified stock funds which returned -13.61%. The Fund's strategy of investing in some companies exhibiting strong growth but less than fully valued by the marketplace due to acquisitiveness or aggressive accounting practices has worked well over time, but caused it to under-perform during the reporting period as investors punished accounting irregularities wherever they found them, sometimes regardless of the underlying value of the offending companies. In a risk-averse investing environment, the Fund's performance was also hurt by its exposure to more volatile sectors such as biotechnology, where Genzyme General and Applied Biosystems saw earnings disappoint. Fund performance was helped by good stock selection in the chemicals and energy sectors, as holdings Praxair, Rohm & Haas, Grant Prideco, and Weatherford out-performed their industries.

Some of the portfolio's negatively-affected holdings were sold before the worst of their declines, but also retained positions in stocks that it sees as too inexpensive to sell. This should help the Fund to rebound as investor attitudes change for the better. Periods of short-term volatility and under-performance are to be expected in the course of pursuing superior long-term investment returns. With its diversified mix of reasonably-priced growth stocks, management believes that the Fund is well-positioned to benefit from improving economic conditions.

MEMBERS Capital Advisors' Stock Portfolio
     Management Team -- Advisor

                             Fund Performance Review
                            Capital Appreciation Fund

GRAPHIC: Line chart showing Capital Appreciation Fund Cumulative Performance of $10,000 Since Inception for the following:

                                     12/97     4/98    10/98     4/99    10/99     4/00    10/00     4/01    10/01     4/02    10/02
Class A Shares                     $ 9,470  $11,109  $10,465  $11,904  $13,007  $14,654  $15,623  $14,778  $12,174  $12,792  $ 9,185
Class B Shares                      10,000   11,261   10,541   12,034   13,153   14,870   15,812   14,940   12,205   12,401    9,176
S&P 400 Midcap Index                10,000   11,717   10,381   11,705   12,562   15,481   15,446   13,757   11,795   12,314   10,140

GRAPHIC: Pie chart showing Capital Appreciation Fund Diversification of Investments Among Market Sectors as follows:

Telecommunication Services 4%
Industrials 11%
Consumer Staples 5%
Information Technology 15%
Financials 18%
Consumer Discretionary 11%
Energy 9%
Healthcare 18%
Utilities 2%
Materials 4%
Cash and Other Net Assets 3%

[Delta] This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the S&P SuperComposite 1500 Index return does not reflect expenses or sales charges. The graphs above and the table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

          MEMBERS Capital Appreciation Fund Average Annual Total Return

                                                         % Return Without Sales Charge        % Return After Sales Charge***
                                                      12 Months    3 Years      Since       12 Months    3 Years       Since
                                                         Ended       Ended    Inception        Ended       Ended     Inception
                                                       10/31/02    10/31/02  to 10/31/02+     10/31/02    10/31/02  to 10/31/02+
                                                       --------    --------  ------------     --------    --------  ------------
Class A Shares*                                         -24.54%     -10.95%     -0.63%        -28.56%     -12.56%     -1.74%
Class B Shares**                                        -25.12      -11.60      -1.35         -28.47      -12.63      -1.76
Lipper Multi-Cap Core Fund Index                        -13.61       -9.20      -0.23            --          --          --
S&P SuperComposite 1500 Index                           -14.03      -10.71       0.29            --          --          --

   *  Maximum Sales Charge is 5.3% for A Shares.

  **  Maximum Contingent Deferred Sales Charge is 4.5% for B Shares.

 ***  Assuming Maximum Applicable Sales Charge

   +  Fund commenced operations on December 29, 1997.

                             Fund Performance Review
                                  Mid-Cap Fund

Investment Objective

The Mid-Cap Fund seeks long-term capital appreciation by investing in midsize and small companies.

Portfolio Management

MEMBERS Capital Advisors' uses one or more subadvisors under a "manager of managers" approach to make investment decisions for some or all of the assets of this Fund. Wellington Management Company, LLP ("Wellington Management") is the only subadvisor currently used by MEMBERS Capital Advisors to manage the assets within the small-cap portion of the Fund.

Primary Investment

Strategies

The Mid-Cap Fund invests primarily in common stocks of midsize and smaller companies (market capitalization of less than $10 billion at the time of purchase), and will under normal market conditions, maintain at least 80% of its assets in such securities. The Fund seeks stocks in this midsize to smaller range that have a low market price relative to their value as estimated based on fundamental analysis of the issuing company and its prospects. Relative to both the Growth and Income and Capital Appreciation Funds, the Mid-Cap Fund includes more smaller, less developed issuers. The Fund diversifies its holdings among various industries and among companies within those industries but is often less diversified than the Growth and Income Fund. The Fund typically invests in securities representing every sector of the S&P MidCap 400 Index in approximately (+/-100%) the same weightings as such sector has in the S&P MidCap 400 Index.

For a listing of the securities held in the portfolio on October 31, 2002, please turn to page 37.

As the twelve-month period ended October 31, 2002 began, the U.S. economy was just exiting a recessionary trough. Fueled by inventory rebuilding, sustained consumer spending, and a red-hot housing market, the economy at first rebounded strongly from the perturbations caused by the 9/11 terrorist attacks. Adjusted for inflation, Gross Domestic Product grew at a 5.0% annual rate in the first quarter of 2002. However, economic growth slowed as spring turned to summer, as first corporate scandals and then the potential for a U.S. invasion of Iraq damped business and consumer confidence. At the close of the period, the economic recovery was clearly in a "soft spot," with business investment and the labor market relatively stagnant. Also contributing to the slowdown was a rise in energy prices over the summer due to concerns over a U.S./Iraq war's possible effects on the flow of oil from the Middle East. The U.S. dollar fell against the euro and yen early in the year, but recovered later as growth prospects in the euro-zone and Japan diminished.

The period began with U.S. stocks in the midst of a powerful rally off the lows they reached in September 2001. Since cyclical companies were expected to benefit from renewed economic growth, mid-cap and small-cap value stocks out-performed during this market surge. However, concerns about accounting, financial reporting, and the quality of corporate earnings led to a crisis in investor confidence that ended the rally and eventually pulled stocks down to multi-year lows in June. Value stocks out-performed growth stocks in the decline as easily comprehensible business models and consistent operating results grew more attractive to investors. Stocks rose again in late summer, but were punished in September and October by geopolitical concerns and investors' recognition that the economy had entered a "soft spot." This fall in stock prices was deep and widespread, with a number of major equity indexes hitting five-year lows and no type of stock or sector spared from the selling pressure. By now it is clear that the current bear market will be remembered as one of the more severe in the history of U.S. stock markets.

The Fund returned -8.79% during the period (Class A shares at net asset value), under-performing a representative index of mid-cap stocks, the S&P MidCap 400 Index, which returned -4.78%. The Fund also under-performed the Lipper Mid-Cap Value Fund Index of similar funds, which returned -6.92%. Performance was hurt by difficulties experienced by a number of the Fund's holdings in the cable television, utilities, and business equipment industries. Performance was helped by good stock selection in the Retail, Forest Products, and Air Transportation sectors, with Linens `n Things, Mead Westvaco, and Curtiss Wright performing particularly well. Good performance from holdings in the insurance industry, including Ambac Financial Group and Principal Financial, also helped.

The outlook for stocks in the coming year is cloudy, with geopolitical events and the pace of economic recovery likely to cause an unusually high level of volatility in equity markets. The Fund's portfolio remains well-diversified, with holdings in many companies in many industries across the spectrum of mid-cap and small-cap stocks. Valuations for many smaller stocks still look reasonable, and the portfolio should respond well when the economic environment improves.

MEMBERS Capital Advisors' Stock Portfolio
     Management Team -- Advisor
Wellington Management Company, LLP -- Subadvisor

                             Fund Performance Review
                                  Mid-Cap Fund

GRAPHIC: Line chart showing Mid-Cap Fund Cumulative Performance of $10,000 Since Inception for the following:

                                          2/01     4/01   10/01     4/02   10/02
Class A Shares                         $ 9,470  $ 9,839  $8,977  $11,248  $8,188
Class B Shares                          10,000    9,930   9,006   11,160   8,198
S&P 400 Midcap Index                    10,000   10,278   9,126   10,954   8,691

GRAPHIC: Pie chart showing Mid-Cap Fund Diversification of Investments Among Market Sectors as follows:

Information Technology 12%
Energy 6%
Industrials 18%
Materials 6%
Consumer Discretionary 12%
Financials 21%
Telecommunication services 1%
Cash and Other Net Assets 5%
Healthcare 8%
Consumer Staples 5%
Utilities 6%

[Delta] This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the S&P MidCap 400 Index return does not reflect expenses or sales charges. The graphs above and the table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                MEMBERS Mid-Cap Fund Average Annual Total Return

                                                                 % Return Without Sales Charge        % Return After Sales Charge***
                                                                  12 Months          Since               12 Months         Since
                                                                    Ended          Inception               Ended         Inception
                                                                  10/31/02       to 10/31/02+            10/31/02      to 10/31/02+
                                                                  --------       ------------            --------      ------------
Class A Shares*                                                   -8.79%             -8.32%               -13.62%         -11.26%
Class B Shares**                                                  -9.43              -9.00                -13.51          -11.19
Lipper Mid-Cap Value Fund Index                                   -6.92              -7.09                 --              --
S&P MidCap 400 Index                                              -4.78              -8.05                 --              --

   *  Maximum Sales Charge is 5.3% for A Shares.

  **  Maximum Contingent Deferred Sales Charge is 4.5% for B Shares.

 ***  Assuming Maximum Applicable Sales Charge

   +  Fund commenced operations on February 28, 2001.

                             Fund Performance Review
                             Multi-Cap Growth Fund*

Investment Objective

The Muti-Cap Growth  Fund seeks long-term capital appreciation.

Portfolio Management

MEMBERS Capital Advisors uses one or more subadvisors under a "manager of managers" approach to make investment decisions for this Fund. Wellington Management Company, LLP is the only subadvisor currently used by MEMBERS Capital Advisors to manage the assets of the Fund.

Primary Investment

Strategies

The Multi-Cap Growth Fund invests generally in common stocks, securities convertible into common stocks and related equity securities. Under normal market conditions, the fund will maintain at least 80% of its assets in these securities. The fund seeks securities of growth companies across a broad range of market capitalization, which are companies that may be:

- major enterprises that have demonstrated and are expected to sustain above-average growth or whose rates of earnings growth are anticipated to accelerate because of factors such as expectations relative to management, new or unique products, superior market position, changes in demand for the company's products, or changes in the economy or segments of the economy affecting the company; or

- early in their life cycle, but have the potential to become much larger enterprises.

For a listing of the securities held in the portfolio at October 31, 2002, please turn to page 39.

Stock markets continued to slide during the twelve-month period ended October 31, 2002, with growth stocks continuing to post mostly negative returns. During the period, the Multi-Cap Growth Fund posted a total return of -18.27% (Class A shares at net asset value) outperforming the Russell 3000 Growth and Lipper Large-Cap Growth Fund Indexes' returns of -19.78% and -18.63%, respectively.

The U.S. economy entered recovery early in 2002, only to see Gross Domestic Product growth stall in the third quarter. The pressures of tensions in Iraq, corporate scandals, and weak economies overseas were brought to bear, leading to an economic backdrop that challenged even the most stalwart of investors. The Federal Reserve Board hinted at additional cuts in interest rates designed to stimulate economic growth, but previous similar efforts proved inadequate catalysts for significant improvements.

Business investment was lackluster throughout the period. Technology spending remained low as corporate buyers struggled with profitability challenges and over-capacity built during the 1990s. By the close of the period, capacity utilization dropped to 76% -- a level that suggests capital spending will remain weak until demand improves markedly.

While the industrial economy was weak throughout the period, consumers remained active, spending freely on homes and autos. This strength was driven by tax cuts, strong real disposable incomes, and cash-out mortgage refinancing, with that combination more than offsetting the downward pressure on consumer spending resulting from job losses. However, toward the end of the period, cracks began to show in the consumer confidence and retail spending. The unemployment rate has remained relatively steady, but further job cuts are likely in the telecommunications, technology and financial services sectors.

The U.S. is on track for the third consecutive calendar year of declining stock markets. The last period of three consecutive years of Dow Jones Industrial Average declines was 1939 - 1941. The unwinding of the technology / telecom-munications bubble of the late 1990s and the related valuation correction explained much of the downward move. The Fund's sector allocation and stock selection were positive contributors during the period. Stock selection was particularly strong in the consumer discretionary and technology sectors, particularly after the appointment of Wellington Management Company, LLP as the Fund's subadvisor on May 1, 2002. Beginning in the second quarter of 2002, significant additions were made to holdings in the healthcare and discretionary sectors. Healthcare stocks in general, and large-cap pharmaceutical stocks in particular, fell under intense selling pressure during the period, making them appear to be compelling values.

Looking forward, it is difficult to identify a catalyst for significant economic growth that would quickly ignite capital spending among governments or corporations. This would be a continuation of conditions that have been present since the late 1990s, and are not favorable to growth stocks that are sensitive to capital spending cycles. However, low interest rates, remarkably resilient consumers, and normal cyclical forces should combine to support an improving economic backdrop. As such, reasonable expectations -- for modest-but-sustained economic growth and slow recovery among growth stock prices -- should serve investors well in this environment.

MEMBERS Capital Advisors' Stock Portfolio
     Management Team -- Advisor
Wellington Management Company, LLP -- Subadvisor

*Effective May 1, 2002, the Board of Trustees approved changes to the name and subadvisor of the MEMBERS Emerging Growth Fund. The new name is the MEMBERS Multi-Cap Growth Fund. MEMBERS Capital Advisors entered into a subadvisor agreement with Wellington Management Company, LLP for the management of this Fund's investments.

                             Fund Performance Review
                              MULTI-CAP GROWTH FUND

GRAPHIC: Line chart showing Multi-Cap Fund Cumulative Performance of $10,000 Since Inception for the following:

                                        2/00     4/00   10/00    4/01   10/01    4/02   10/02
Class A Shares                       $ 9,470  $ 8,125  $7,453  $5,379  $4,044  $4,190  $3,305
Class B Shares                        10,000    8,194   7,478   5,405   4,051   4,130   3,300
Russell 3000 Growth Index             10,000   10,023   9,221   6,839   5,594   5,521   4,490

GRAPHIC: Pie chart showing Multi-Cap Fund Diversification of Investments Among Market Sectors as follows:

Cash and Other Net Assets 5%
Financials 12%
Healthcare 25%
Consumer Discretionary 12%
Information Technology 27%
Other Sectors 13%
Industrials 6%

[Delta] This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the Russell 3000 Growth Index return does not reflect expenses or sales charges. The graphs above and the table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

            MEMBERS Multi-Cap Growth Fund Average Annual Total Return

                                                                 % Return Without Sales Charge        % Return After Sales Charge***
                                                                 12 Months            Since            12 Months            Since
                                                                    Ended           Inception             Ended           Inception
                                                                  10/31/02        to 10/31/02+          10/31/02        to 10/31/02+
                                                                  --------        ------------          --------        ------------
Class A Shares*                                                    -18.27%           -32.57%             -22.62%           -33.93%
Class B Shares**                                                   -18.96            -33.08              -22.60            -33.97
Lipper Large-Cap Growth Fund Index                                 -18.63            -25.90                 --                --
Russell 3000 Growth Index                                          -19.78            -25.90                 --                --

   *  Maximum Sales Charge is 5.3% for A Shares.

  **  Maximum Contingent Deferred Sales Charge is 4.5% for B Shares.

 ***  Assuming Maximum Applicable Sales Charge

   +  Fund commenced operations on February 29, 2000.

                             Fund Performance Review
                            International Stock Fund

Investment Objective

The International Stock Fund seeks long-term growth of capital by investing primarily in foreign equity securities.

Portfolio Management

MEMBERS Capital Advisorsuses one or more subadvisors under a "manager of managers" approach to make investment decisions for this Fund. Lazard Asset Management is the only subadvisor currently used by MEMBERS Capital Advisors to manage the assets of the Fund.

Primary Investment

Strategies

Under normal market conditions, the International Stock Fund invests at least 80% of its assets in foreign equity securities. Foreign securities are issued by companies organized or whose principal operations are outside the U.S., issued by a foreign government, principally traded outside of the U.S., or quoted or denominated in a foreign currency. Equity securities include common stocks, securities convertible into common stocks, preferred stocks and other securities representing equity interests such as American depository receipts, European depository re-ceipts and Global depository receipts.

For a listing of the securities held in the portfolio at October 31, 2002, please turn to page 41.

Global stock markets continued to slide during the twelve-month period ended October 31, 2002, with growth stocks continuing to post mostly negative returns. During the period, the International Stock Fund posted a total return of -4.24% (Class A shares at net asset value) very substantially outperforming returns of -12.93% and -10.26% for the MSCI EAFE Index and Lipper International Fund Index, respectively.

Concerns over the global economy and a steady drumbeat of earnings shortfalls from a broad array of companies drove international stocks down nearly 20% in the third quarter of 2002, making it one of the worst quarters for the MSCI EAFE Index since its inception in 1970. Stocks rallied in early August as the economic outlook seemed to brighten for the U.S. and Europe. But, those hopes faded in September as additional signs of economic weakness emerged, particularly in Germany where industrial production and business confidence both were below expectations. Throughout the period, there was an increasing likelihood of war with Iraq, adding to global uncertainty. The sell-off during most of the period was very broad-based, with nearly all sectors declining, and value stocks uncharacteristically lagging growth stocks. However, economically defensive groups such as consumer staples and healthcare did hold up somewhat better than the overall index, while the technology and financial sectors were particularly hard-hit.

The Fund was clearly impacted by the market turbulence, but did outperform the index due to its defensive positioning and strong stock selection in a variety of sectors. The portfolio's significant allocation to the consumer staples sector added value during the period. Unilever performed well after raising its full year earnings forecast, and Spanish tobacco maker Altadis also managed gains after reporting strong earnings driven by cost-cutting and price increases. The Fund's cautious stance on technology also continued to help performance. In addition, high quality technology stocks outperformed even as the overall sector was punished. Nokia contributed by continuing to gain market share in cellular handsets while making inroads into the cellular infrastructure. Nokia is an example of the type of highly productive company that has reached very attractive valuations in the market sell-off. Telecommunications performance was driven by KPN, which reported higher-than-expected cash flow and strength in its wireless business. Stock performance in the traditionally defensive utility sector was hurt by weakness in Spanish utility Endesa. Uncertainty over regulatory changes in Spain weighed on the shares, as did the ongoing financial turmoil in Latin America (where the company has made substantial investments). However, it is aggressively selling assets to reduce debt and trades at an attractive valuation with a substantial dividend yield.

The Fund's small-cap segment performed ahead of its benchmark during the period. While stock selection added value, the Fund was negatively impacted by its overweight position in the Netherlands and its underweight position in Japan which proved to be more resilient than other markets. While the underweight position in technology shares continued to help small-cap performance, the Fund was hurt by its overweight position in the cyclical commercial services sector.

Also during the period, investor enthusiasm regarding emerging market stocks turned into worries over the sustainability of global economic growth. By region, Latin American shares under-performed, hurt by presidential election results in Brazil which produced a first-round victory for Workers' Party leader Luis Inacio Lula da Silva. Almost every Asian emerging market suffered from significant profit taking near the end of the period after having outperformed the other two regions for most of the past year. Eastern European stocks performed better than their regional counterparts, but the majority of markets still witnessed declines by the period's end.

Going forward, the Fund plans to continue focusing on the valuation and sustainable growth prospects of individual companies, and not be swayed by market volatility driven by the ever-changing outlook on the overall economy. Its intent is to continue to take advantage of the market's volatility in order to buy high quality industry leaders at reduced valuations. The current negative market sentiment is in stark contrast to the euphoria of the late 1990's. Like a pendulum, irrational exuberance may have swung to irrational despair. The profitability of some of the Fund's holdings may be hurt in the short term by the economic cycle. Still, we believe these companies will continue to generate strong returns on capital, leading to positive performances over the long term.

MEMBERS Capital Advisors' Stock Portfolio Management
     Team -- Advisor
Lazard Asset Management -- Subadvisor

                             Fund Performance Review
                            International Stock Fund

GRAPHIC: Line chart showing International Stock Fund Cumulative Performance of $10,000 Since Inception for the following:

                                      12/97     4/98    10/98     4/99    10/99     4/00    10/00     4/01    10/01     4/02   10/02
Class A Shares                      $ 9,470  $11,157  $ 9,811  $10,840  $11,479  $11,033  $10,402  $ 9,678  $ 8,031  $ 9,596  $7,682
Class B Shares                       10,000   11,301    9,840   10,916   11,545   11,103   10,413    9,703    7,987    9,291   7,687
Morgan Stanley Capital
 International Europe, Asia
 & Far East Index                    10,000   11,592   11,090   12,035   13,683   14,619   10,410   12,257   10,033   10,613   8,736

GRAPHIC: Pie chart showing International Stock Fund Diversification of Investments Among Market Sectors as follows:

France 7%
South Korea 4%
United Kingdom 22%
Japan 10%
Cash and Other Net Assets 4%
Other Countries 35%
Switzerland 4%
Italy 5%
Netherlands 9%

[Delta] This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the MSCI EAFE Index return does not reflect expenses or sales charges. The graphs above and the table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                                                MEMBERS International Stock Fund Average Annual Total Return
                                                        % Return Without Sales Charge              % Return After Sales Charge***
                                                     12 Months    3 Years       Since            12 Months    3 Years       Since
                                                        Ended       Ended     Inception             Ended       Ended     Inception
                                                      10/31/02    10/31/02  to 10/31/02+          10/31/02    10/31/02  to 10/31/02+
                                                      --------    --------  ------------          --------    --------  ------------
Class A Shares*                                         -4.24%     -12.50%      -4.23%              -9.33%     -14.07%      -5.30%
Class B Shares**                                        -4.97      -13.15       -4.94               -9.24      -14.10       -5.29
Lipper International Fund Index                        -10.26      -11.01       -1.87                 --          --          --
MSCI EAFE Index                                        -12.93      -13.87       -2.73                 --          --          --

   *  Maximum Sales Charge is 5.3% for A Shares.

  **  Maximum Contingent Deferred Sales Charge is 4.5% for B Shares.

 ***  Assuming Maximum Applicable Sales Charge

   +  Fund commenced operations on December 29, 1997.

                 CASH RESERVES FUND -- Portfolio of Investments

                                                                       Value
Par Value                                                             (Note 2)
---------                                                             --------
COMMERCIAL PAPER (A) - 46.25%

            CONSUMER STAPLES - 3.81%
$1,300,000  Kraft Foods, Inc.
            1.720%, due 11/06/02                                     $ 1,299,689
                                                                     -----------
            FINANCE - 31.03%
   500,000  American Express Credit Corp.
            1.740%, due 11/04/02                                         499,927
 1,275,000  Bank America NA
            1.710%, due 11/25/02                                       1,273,546
 1,500,000  CXC, Inc.
            1.740%, due 11/19/02                                       1,498,695
 1,000,000  FCAR Owner Trust Series I
            1.750%, due 11/13/02                                         999,417
 1,000,000  Goldman Sachs Group, Inc.
            1.770%, due 01/02/03                                         996,952
   500,000  Merrill Lynch & Co., Inc.
            1.740%, due 01/02/03                                         498,502
   500,000  Moat Funding LLC
            1.770%, due 11/04/02                                         499,926
 1,000,000  Moat Funding LLC
            1.790%, due 12/02/02                                         998,459
   329,000  NESS LLC
            1.840%, due 01/02/03                                         327,957
 1,000,000  Province De Quebec
            1.700%, due 11/21/02                                         999,056
 1,000,000  Thames Asset Global Securitization No.1, Inc.
            1.790%, due 11/25/02                                         998,807
 1,000,000  Three River Funding Corp.
            1.780%, due 11/18/02                                         999,159
                                                                     -----------
                                                                      10,590,403
                                                                     -----------
            HEALTHCARE - 11.41%
 1,000,000  Abbott Laboratories
            1.670%, due 12/06/02                                        998,376
   400,000  Johnson & Johnson
            1.670%, due 11/14/02                                        399,759
 1,000,000  Medtronic, Inc.
            1.620%, due 01/06/03                                        997,030
 1,000,000  Pfizer, Inc.
            1.710%, due 12/10/02                                        998,148
   500,000  Pfizer, Inc.
            1.720%, due 12/10/02                                        499,068
                                                                     ----------
                                                                      3,892,381
                                                                     ----------
            TOTAL COMMERCIAL PAPER                                   15,782,473
            (Cost $15,782,473)

 CORPORATE NOTES AND BONDS - 24.97%

            CHEMICALS - 2.22%
   745,000  E.I. du Pont de Nemours and Co.
            6.000%, due 03/06/03                                         755,087
                                                                     -----------
            FINANCE - 22.75%
 1,000,000  American Express Credit Corp.
            1.810%, due 11/19/02 (G)                                     999,964
   600,000  American General Finance Corp.

            2.141%, due 12/11/02 (G)                                     601,253
   450,000  American General Finance Corp.
            6.170%, due 05/21/03                                         458,240
   700,000  Beneficial Corp.
            6.575%, due 12/16/02                                         703,475
 1,000,000  Caterpillar Financial Services Corp.
            5.470%, due 10/01/03                                       1,033,925
            FINANCE (CONTINUED)
$1,000,000  Heller Financial, Inc.
            6.400%, due 01/15/03 (G)                                 $ 1,007,594
   250,000  Heller Financial, Inc.
            2.090%, due 01/28/03                                         250,322
   500,000  Merrill Lynch & Co., Inc.
            7.180%, due 02/11/03                                         507,229
   500,000  Merrill Lynch & Co., Inc.
            4.970%, due 04/30/03                                         507,287
   688,000  Morgan Stanley Dean Witter & Co.
            7.125%, due 01/15/03                                         694,713
 1,000,000  Wells Fargo Bank NA
            1.748%, due 11/14/02 (G)                                  1,000,014
                                                                     -----------
                                                                       7,764,016
                                                                     -----------
            TOTAL CORPORATE NOTES AND BONDS                            8,519,103
            (Cost $8,519,103)

 U.S. GOVERNMENT AND AGENCY OBLIGATIONS (A) - 21.41%

            FEDERAL FARM CREDIT BANK - 5.86%
 1,000,000  1.710%, due 11/01/02                                       1,000,000
 1,000,000  1.930%, due 12/02/02                                       1,000,000
                                                                     -----------
                                                                       2,000,000
                                                                     -----------
            FEDERAL HOME LOAN BANK - 6.45%
   200,000  6.030%, due 11/06/02                                         200,114
   500,000  6.375%, due 11/15/02                                         500,732
   500,000  6.170%, due 11/20/02                                         501,121
 1,000,000  2.020%, due 09/16/03                                       1,000,000
                                                                     -----------
                                                                       2,201,967
                                                                     -----------
            FEDERAL HOME LOAN MORTGAGE CORP. - 2.93%
 1,000,000  1.595%, due 01/08/03 (G)                                     999,549
                                                                     -----------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION - 1.51%
   462,000  6.250%, due 11/15/02                                         462,776
    50,000  6.800%, due 01/10/03                                          50,432
                                                                     -----------
                                                                         513,208
                                                                     -----------
            STUDENT LOAN MARKETING ASSOCIATION - 4.66%
   750,000  1.608%, due 11/05/02 (G)                                     750,000
   840,000  1.628%, due 11/05/02 (G)                                     839,926
                                                                     -----------
                                                                       1,589,926
                                                                     -----------
            TOTAL U.S. GOVERNMENT AND
            AGENCY OBLIGATIONS                                         7,304,650
                                                                     -----------
            (Cost $7,304,650)

   Shares
   ------

 INVESTMENT COMPANY - 6.76%
 1,501,325  One Group Institutional Prime Money
            Market Fund                                                1,501,325
   806,408  SSgA Prime Money Market Fund                                 806,408
                                                                     -----------
            TOTAL INVESTMENT COMPANY                                   2,307,733
            (Cost $2,307,733)

 TOTAL INVESTMENTS - 99.39%                                           33,913,959
                                                                     -----------
 (Cost $33,913,959**)
 NET OTHER ASSETS AND LIABILITIES - 0.61%                                209,639
                                                                     -----------
        TOTAL NET ASSETS - 100.00%                                   $34,123,598
                                                                     -----------


      **    Aggregate cost for Federal tax purposes.

      (A)   Rate noted represents annualized yield at time of purchase.

      (G)   Floating rate note. Date shown is next reset date.

                      BOND FUND -- Portfolio of Investments

                                                                       Value
Par Value                                                             (Note 2)
---------                                                             --------
  ASSET BACKED - 4.75%

$   550,000  ABSC Long Beach Home Equity Trust,
             Series 2000-LB1, Class AF5
             8.050%, due 09/21/30                                    $   615,755
    600,000  Conseco Finance Securitizations Corp.,
             Series 2001-1, Class M1
             7.535%, due 07/01/32                                        621,542
  1,000,000  Conseco Finance Securitizations Corp.,
             Series 2001-4, Class A3
             6.090%, due 09/01/33                                      1,056,928
    700,000  Green Tree Home Equity Loan Trust,
             Series 1999-A, Class B1
             8.970%, due 11/15/27                                        728,154
  1,500,000  Oakwood Mortgage Investors, Inc., Series
             1999-C, Class M2
             8.750%, due 08/15/27                                      1,497,422
  1,000,000  Peco Energy Transition Trust, Series
             1999-A, Class A7
             6.130%, due 03/01/09                                      1,113,150
    229,948  Residental Funding Mortgage Securites
             Corp., Series 2000-HI2, Class AI3
             7.900%, due 02/25/15                                        235,333
                                                                     -----------
             TOTAL ASSET BACKED                                        5,868,284
             (Cost $5,576,382)

  COMMERCIAL MORTGAGE BACKED - 6.76%

  1,000,000  Bear Stearns Commercial Mortgage
             Securities, Inc., Series 2001-TOP2,
             Class A2
             6.480%, due 02/15/35                                      1,119,187
  1,200,000  Duke Weeks Industrial Trust, Series
             2000-DW1, Class A2
             7.151%, due 10/15/10                                      1,380,425
  1,500,000  Morgan Stanley Capital I, Inc., Series
             1999-CAM1, Class A3
             6.920%, due 03/15/32                                      1,680,329
  2,000,000  Morgan Stanley Dean Witter Capital,
             Series 2000-LIFE, Class A2
             7.570%, due 12/15/09                                      2,351,141
  1,575,000  Morgan Stanley Dean Witter Capital,
             Series 2000-LIF2, Class A2
             7.200%, due 10/15/33                                      1,823,730
                                                                     -----------
             TOTAL COMMERCIAL MORTGAGE BACKED                          8,354,812
             (Cost $7,864,459)

  PRIVATE LABEL MORTGAGE BACKED - 7.58%

  1,849,994  Bank of America Funding Corp., Series
             2002-1, Class A2
             7.000%, due 04/20/32                                      1,892,377
  2,164,666  Bank of America Mortgage Securities,
             Inc., Series 2002-9, Class 3A2
             6.000%, due 10/25/17                                      2,226,900

  1,600,000  Countrywide Alternative Loan Trust,
             Series 2002-5, Class A10
             6.750%, due 06/25/32                                      1,733,924
  PRIVATE LABEL MORTGAGE BACKED (CONTINUED)

 $1,500,000  Residential Asset Securitization Trust,
             Series 2002-A1, Class A2
             5.350%, due 09/25/26                                    $ 1,560,352
  1,950,000  Washington Mutual, Series 2002-AR4,
             Class A5
             5.580%, due 04/26/32                                      1,960,672
                                                                     -----------

             TOTAL PRIVATE LABEL MORTGAGE BACKED                       9,374,225
             (Cost $9,200,842)

  CORPORATE NOTES AND BONDS - 28.30%
             CABLE - 1.12%
    500,000  Comcast Cable Communications
             8.375%, due 05/01/07                                        515,000
    500,000  Cox Communications, Inc.
             6.875%, due 06/15/05                                        511,910
    350,000  TCI Communications, Inc.
             8.650%, due 09/15/04                                        353,728
                                                                     -----------
                                                                       1,380,638
                                                                     -----------
             CAPITAL GOODS - 0.44%
    500,000  United Technologies Corp.
             6.625%, due 11/15/04                                        543,348
                                                                     -----------

             CONSUMER STAPLES - 1.50%
    750,000  Coca Cola Enterprises, Inc.
             4.375%, due 09/15/09                                        752,331
    500,000  Delhaize America, Inc.
             7.375%, due 04/15/06                                        434,059
    625,000  Safeway, Inc.
             6.850%, due 09/15/04                                        670,976
                                                                     -----------
                                                                       1,857,366
                                                                     -----------
             ENERGY - 3.25%
    500,000  Burlington Resources Finance Co.
             5.700%, due 03/01/07                                        537,921
    600,000  Conoco, Inc.
             5.900%, due 04/15/04                                        630,791
    500,000  Occidental Petroleum Corp.
             5.875%, due 01/15/07                                        535,805
    400,000  Phillips Petroleum Co.
             8.500%, due 05/25/05                                        455,324
    500,000  Sunoco, Inc.
             7.125%, due 03/15/04                                        508,748
    450,000  Texaco Capital, Inc.
             5.700%, due 12/01/08                                        469,753
    850,000  Valero Energy Corp.
             8.750%, due 06/15/30                                        873,276
                                                                     -----------
                                                                       4,011,618
                                                                     -----------
             FINANCE - 7.49%
    750,000  AARP (C)
             7.500%, due 05/01/31                                        820,750
    500,000  AIG SunAmerica Global Financing XII (C)
             5.300%, due 05/30/07                                        529,591
    500,000  American General Finance Corp.
             5.750%, due 03/15/07                                        525,896

  CORPORATE NOTES AND BONDS (CONTINUED)
             FINANCE (CONTINUED)
   $750,000  Bank America Corp.
             6.625%, due 10/15/07                                    $   851,224
    500,000  Bear Stearns Cos., Inc.
             7.800%, due 08/15/07                                        580,440
    250,000  CIT Group, Inc.
             5.570%, due 12/08/03                                        249,923
    750,000  Countrywide Home Loans, Inc.
             5.250%, due 06/15/04                                        773,042
    550,000  General Electric Global Insurance Corp.
             7.000%, due 02/15/26                                        538,262
    750,000  Goldman Sachs Group, Inc.
             5.700%, due 09/01/12                                        767,279
    750,000  Household Finance Corp.
             6.500%, due 11/15/08                                        657,087
    500,000  MBNA America Bank N.A.
             6.875%, due 07/15/04                                        520,103
    500,000  Merrill Lynch & Co., Inc.
             7.375%, due 05/15/06                                        555,315
    500,000  U.S. Bank N.A.
             6.300%, due 02/04/14                                        553,275
    750,000  Wachovia Corp.
             4.950%, due 11/01/06                                        793,294
    500,000  Washington Mutual Finance
             6.250%, due 05/15/06                                        538,570
                                                                     -----------
                                                                       9,254,051
                                                                     -----------
             HEALTHCARE - 0.62%
    750,000  HCA, Inc.
             6.870%, due 09/15/03                                        768,387
                                                                     -----------

             INDUSTRIALS - 4.30%
    500,000  Bombardier Capital, Inc. (C)
             6.125%, due 06/29/06                                        425,749
    250,000  Caterpillar Financial Services Corp.
             7.590%, due 12/10/03                                        264,936
  1,000,000  DaimlerChrysler NA Holding Corp.
             6.400%, due 05/15/06                                      1,059,573
  1,000,000  Ford Motor Credit Co.
             3.714%, due 10/25/04                                        916,847
    500,000  Ford Motor Credit Co.
             7.600%, due 08/01/05                                        485,332
    500,000  General Motors Acceptance Corp.
             6.125%, due 08/28/07                                        480,336
    600,000  General Motors Acceptance Corp.
             6.875%, due 09/15/11                                        546,709
    300,000  International Paper Co.
             8.125%, due 07/08/05                                        337,555
    250,000  Lockheed Martin Corp.
             7.250%, due 05/15/06                                        280,972
    500,000  Waste Management, Inc.
             7.000%, due 10/01/04                                        514,845
                                                                     -----------
                                                                       5,312,854
                                                                     -----------

             PIPELINE - 0.91%
   $125,000  Coastal Corp.
             7.500%, due 08/15/06                                    $    97,500
    250,000  ENSERCH Corp.
             6.375%, due 02/01/04                                        249,147
    750,000  Kinder Morgan, Inc.
             6.650%, due 03/01/05                                        784,395
                                                                     -----------
                                                                       1,131,042
                                                                     -----------
             REITS - 1.17%
    500,000  Avalonbay Communities, Inc.
             6.580%, due 02/15/04                                        525,013
    750,000  EOP Operating LP
             6.500%, due 06/15/04                                        782,815
    150,000  Host Marriott Corp., Series B
             7.875%, due 08/01/08                                        142,500
                                                                     -----------
                                                                       1,450,328
                                                                     -----------
             TELECOMMUNICATIONS - 2.11%
    750,000  Bellsouth Capital Funding Corp.
             7.875%, due 02/15/30                                        880,285
    750,000  SBC Communications, Inc.
             5.875%, due 08/15/12                                        797,099
    250,000  Sprint Capital Corp.
             7.125%, due 01/30/06                                        214,601
    200,000  Telephone & Data Systems, Inc.
             7.000%, due 08/01/06                                        217,438
    500,000  Verizon Wireless, Inc. (C)
             5.375%, due 12/15/06                                        493,675
                                                                     -----------
                                                                       2,603,098
                                                                     -----------
             TRANSPORTATION - 1.85%
    750,000  Burlington Northern Santa Fe Corp.
             6.375%, due 12/15/05                                        825,401
    750,000  Norfolk Southern Corp.
             7.250%, due 02/15/31                                        829,256
    600,000  Southwest Airlines Co.
             8.750%, due 10/15/03                                        632,829
                                                                     -----------
                                                                       2,287,486
                                                                     -----------
             UTILITIES - 3.54%
    750,000  DTE Energy Co.
             6.450%, due 06/01/06                                        800,715
    500,000  Energy East Corp.
             8.050%, due 11/15/10                                        572,731
    500,000  FirstEnergy Corp., Series A
             5.500%, due 11/15/06                                        482,810
    750,000  Niagara Mohawk Power Co.
             7.750%, due 05/15/06                                        848,361
    250,000  Progress Energy, Inc.
             7.750%, due 03/01/31                                        245,600
    600,000  Virginia Electric & Power Co., Series A
             5.750%, due 03/31/06                                        641,043
    750,000  Wisconsin Electric Power Co.
             6.500%, due 06/01/28                                        778,629
                                                                     -----------
                                                                       4,369,889
                                                                     -----------
             TOTAL CORPORATE NOTES AND BONDS                          34,970,105
             (Cost $34,478,425)

  MORTGAGE BACKED - 25.13%

             FEDERAL HOME LOAN MORTGAGE CORP. - 8.28%
   $500,000  6.500%, due 07/15/09 Series 1870 Class VC               $   511,687
  1,586,677  7.000%, due 07/15/27 Series 1974 Class ZA                 1,756,944
  2,630,000  6.000%, due 02/15/30 Series 2470 Class BA                 2,722,139
     90,867  8.000%, due 06/01/30 Pool # C01005                           97,004
  1,000,000  6.500%, due 07/15/30 Series 2351 Class PX                 1,058,259
    400,653  7.000%, due 03/01/31 Pool # C48133                          418,381
  1,556,112  6.500%, due 01/01/32 Pool # C62333                        1,614,558
  1,996,516  6.000%, due 09/01/32 Pool # C70558                        2,057,119
                                                                     -----------
                                                                      10,236,091
                                                                     -----------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION - 12.32%
    517,840  6.100%, due 04/01/11 Pool # 383475                          572,846
    447,374  6.000%, due 05/01/16 Pool # 582558                          466,499
    991,868  5.500%, due 09/01/17 Pool # 657335                        1,024,179
    809,170  6.000%, due 05/01/21 Pool # 253847                          841,800
  2,000,000  5.500%, due 12/01/22 TBA (H)                              2,032,812
  1,200,000  6.000%, due 02/25/25 Series 2001-72 Class NC              1,258,820
  1,600,000  6.000%, due 03/25/27 Series 1998-63 Class PG              1,676,625
  1,123,495  7.000%, due 11/01/31 Pool # 607515                        1,173,739
  1,404,321  6.000%, due 02/01/32 Pool # 611619                        1,445,593
  1,918,128  6.500%, due 03/01/32 Pool # 631377                        1,988,460
    444,021  7.000%, due 05/01/32 Pool # 644591                          463,878
  2,250,000  5.500%, due 11/01/32 TBA (H)                              2,272,500
                                                                     -----------
                                                                      15,217,751
                                                                     -----------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 4.53%
    149,815  8.000%, due 10/20/15 Pool # 002995                          161,209
    623,768  6.500%, due 02/20/29 Pool # 2714                            648,300
    133,660  7.500%, due 05/20/30 Pool # 2921                            141,823
  1,500,000  6.500%, due 08/16/30 Series 2001-10 Class PD              1,594,414
    277,951  7.500%, due 08/20/30 Pool # 002957                          294,925
    644,954  6.500%, due 04/20/31 Pool # 003068                          669,668
  2,000,000  6.000%, due 07/20/32 Series 2002-50 Class PE              2,090,362
                                                                     -----------
                                                                       5,600,701
                                                                     -----------
             TOTAL MORTGAGE BACKED                                    31,054,543
             (Cost $29,974,534)

  U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 22.08%

             FEDERAL FARM CREDIT BANK - 0.90%
    500,000  6.125%, due 12/29/15                                        561,047
    500,000  5.875%, due 10/03/16                                        546,549
                                                                     -----------
                                                                       1,107,596
                                                                     -----------
             FEDERAL HOME LOAN BANK - 0.91%
  1,000,000  6.875%, due 08/15/05                                      1,122,089
                                                                     -----------

             FEDERAL HOME LOAN MORTGAGE CORP. - 3.86%
  2,000,000  6.875%, due 01/15/05                                      2,207,908
    500,000  4.250%, due 10/03/05                                        508,975
  1,000,000  4.700%, due 12/06/05                                      1,014,639
    250,000  5.375%, due 08/16/06                                        264,413
    750,000  5.750%, due 04/29/09                                        780,399
                                                                     -----------
                                                                       4,776,334
                                                                     -----------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION - 6.09%

   $750,000  4.625%, due 06/04/06                                  $   761,553
  1,000,000  5.000%, due 01/20/07                                     1,039,358
  2,000,000  5.250%, due 03/22/07                                     2,093,326
  2,950,000  6.400%, due 05/14/09                                     3,106,928
    500,000  6.250%, due 07/19/11                                       528,386
                                                                   ------------
                                                                      7,529,551
                                                                   ------------
             U.S. TREASURY BONDS - 1.82%
    500,000  11.125%, due 08/15/03                                      538,047
    500,000  9.125%, due 05/15/09                                       555,840
  1,000,000  6.250%, due 05/15/30                                     1,161,523
                                                                   ------------
                                                                      2,255,410
                                                                   ------------
             U.S. TREASURY NOTES - 8.50%
  2,090,000  6.500%, due 08/15/05                                     2,342,656
  3,100,000  5.750%, due 11/15/05                                     3,428,042
  3,000,000  3.500%, due 11/15/06                                     3,111,312
  1,500,000  4.875%, due 02/15/12                                     1,617,384
                                                                   ------------
                                                                     10,499,394
                                                                   ------------
                           TOTAL U.S. GOVERNMENT AND
             AGENCY OBLIGATIONS                                      27,290,374
                                                                   ------------
             (Cost $26,597,524)
  CERTIFICATE OF DEPOSIT - 0.12%

    150,000  State Street Eurodollar                                    150,000
                                                                   ------------
             TOTAL CERTIFICATE OF DEPOSIT                               150,000
             (Cost $150,000)

     Shares
     ------

  INVESTMENT COMPANY - 7.35%

  3,003,877  One Group Institutional Prime Money
             Market Fund                                              3,003,877
  6,076,415  SSgA Prime Money Market Fund                             6,076,415
                                                                   ------------
             TOTAL INVESTMENT COMPANY                                 9,080,292
             (Cost $9,080,292)

  TOTAL INVESTMENTS  - 102.07%                                      126,142,635
                                                                   ------------
  (Cost $122,922,458**)
  NET OTHER ASSETS AND LIABILITIES  - (2.07)%                        (2,556,226)
                                                                   ------------
         TOTAL NET ASSETS  - 100.00%                               $123,586,409
                                                                   ------------

      **    Aggregate cost for Federal tax purposes.

      (C) Security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.

      (H)   Security purchased on a delayed delivery or when-issued basis.

      TBA   To Be Announced.

                   HIGH INCOME FUND-- Portfolio of Investments
                                      Value

                                                                       Value
Par Value                                                             (Note 2)
---------                                                             --------
  COMMERCIAL MORTGAGE BACKED - 0.80%

   $180,000  Commercial Mortgage Acceptance Corp.,
             Series 1998 C2 Class F (C)
             5.440%, due 09/15/30                                    $   153,311
    125,000  Morgan Stanley Capital I, Series
             1999-FNV1, Class G
             6.120%, due 03/15/31                                        113,867
                                                                     -----------
             TOTAL COMMERCIAL MORTGAGE BACKED                            267,178
             (Cost $233,299)

  ASSET BACKED - 0.11%

             INDUSTRIALS - 0.11%
     44,842  Continental Airlines, Inc.,
             Series 991A, Class B
             6.545%, due 08/02/20                                         35,670
                                                                     -----------
             TOTAL ASSET BACKED                                           35,670
             (Cost $40,114)

  CORPORATE NOTES AND BONDS - 86.89%

             AEROSPACE/DEFENSE - 0.40%
    125,000  Alliant Techsystems, Inc.
             8.500%, due 05/15/11                                        133,125
                                                                     -----------

             BASIC MATERIALS - 3.75%
    100,000  Abitibi-Consolidated, Inc.
             8.550%, due 08/01/10                                        103,386
     90,000  Buckeye Technologies, Inc.
             9.250%, due 09/15/08                                         68,400
    150,000  Buckeye Technologies, Inc.
             8.000%, due 10/15/10                                        105,000
    225,000  Dresser, Inc.
             9.375%, due 04/15/11                                        211,500
    115,000  FiberMark, Inc.
             10.750%, due 04/15/11                                       108,100
     60,000  Foamex L.P. (C)
             10.750%, due 04/01/09                                        33,600
     25,000  Huntsman International LLC
             9.875%, due 03/01/09                                         24,750
    215,000  Huntsman International LLC
             10.125%, due 07/01/09                                       167,700
     65,000  Sovereign Specialty Chemicals, Inc.
             11.875%, due 03/15/10                                        60,125
     50,000  Specialty Paperboard, Inc.
             9.375%, due 10/15/06                                         44,500
    340,000  Tembec Industries, Inc.
             7.750%, due 03/15/12                                        334,050
                                                                     -----------
                                                                       1,261,111
                                                                     -----------
             BUILDING AND CONSTRUCTION - 5.10%
    100,000  American Standard, Inc.
             7.125%, due 02/15/03                                        101,125
    505,000  American Standard, Inc.
             7.375%, due 02/01/08                                        525,200

     25,000  American Standard, Inc.
             7.625%, due 02/15/10                                         26,125

             BUILDING AND CONSTRUCTION (CONTINUED)
   $135,000  Atrium Cos., Inc., Series B
             10.500%, due 05/01/09                                   $   124,031
     85,000  Corrections Corp. of America (C)
             9.875%, due 05/01/09                                         89,781
    235,000  D. R. Horton, Inc.
             8.000%, due 02/01/09                                        231,475
     85,000  Formica Corp., Series B (E)
             10.875%, due 03/01/09                                        22,100
     55,000  International Wire Group, Inc.
             11.750%, due 06/01/05                                        32,725
    140,000  Joy Global, Inc., Series B
             8.750%, due 03/15/12                                        140,700
    120,000  MMI Products, Inc., Series B
             11.250%, due 04/15/07                                       115,650
    180,000  Nortek, Inc., Series B
             9.250%, due 03/15/07                                        178,200
     80,000  Nortek, Inc., Series B
             8.875%, due 08/01/08                                         77,600
     60,000  WCI Communities, Inc.
             9.125%, due 05/01/12                                         49,650
                                                                     -----------
                                                                       1,714,362
                                                                     -----------
             CHEMICALS AND DRUGS - 1.95%
    150,000  Acetex Corp. (D)
             10.875%, due 08/01/09                                       157,500
     95,000  Lyondell Chemical Co., Series A
             9.625%, due 05/01/07                                         90,725
     15,000  Lyondell Chemical Co., Series B
             9.875%, due 05/01/07                                         14,325
    175,000  Lyondell Chemical Co.
             9.500%, due 12/15/08                                        163,625
    150,000  MacDermid, Inc.
             9.125%, due 07/15/11                                        158,250
     50,000  Noveon, Inc., Series B
             11.000%, due 02/28/11                                        53,500
      5,000  Sterling Chemicals, Inc., Series B (E)
             12.375%, due 07/15/06                                         5,263
     90,000  Sterling Chemicals, Inc., Series A (E)
             11.250%, due 04/01/07                                        12,600
                                                                     -----------
                                                                         655,788
                                                                     -----------
             COMMUNICATION - 3.58%
    215,000  Alamosa PCS Holdings, Inc. (B)
             12.875%, due 02/15/10                                        30,100
    100,000  American Cellular Corp.
             9.500%, due 10/15/09                                         15,000
    130,000  Centennial Cellular Operating Co.
             10.750%, due 12/15/08                                        58,500
    240,000  Charter Communications Holdings LLC
             8.250%, due 04/01/07                                        103,200
     60,000  Charter Communications Holdings LLC
             8.625%, due 04/01/09                                         25,800
    135,000  Dolphin Telecom PLC (B)(D)(E)
             11.500%, due 06/01/08                                            13
     25,000  Dolphin Telecom PLC, Series B (B)(D)(E)
             14.000%, due 05/15/09                                             3
     75,000  Emmis Communications Corp., Series B

             8.125%, due 03/15/09                                         77,625

             CORPORATE NOTES AND BONDS (CONTINUED)
             COMMUNICATION (CONTINUED)
   $170,000  Emmis Communications Corp. (B)
             12.500%, due 03/15/11                                   $   133,875
     15,000  Esprit Telecom Group PLC (D)(E)
             10.875%, due 06/15/08                                             2
     50,000  FairPoint Communications, Inc., Series B
             9.500%, due 05/01/08                                         26,000
     45,000  ICG Holdings, Inc. (B)(E)
             12.500%, due 05/01/06                                           169
     10,000  Lenfest Communications, Inc.
             8.375%, due 11/01/05                                         10,000
     35,000  Lenfest Communications, Inc.
             10.500%, due 06/15/06                                        34,300
     50,000  Lenfest Communications, Inc.
             8.250%, due 02/15/08                                         49,250
    265,000  Nextel Communications, Inc. (B)
             9.950%, due 02/15/08                                        224,587
    305,000  PanAmSat Corp. (C)
             8.500%, due 02/01/12                                        274,500
    175,000  Telewest Communications PLC (B)(D)(E)
             9.250%, due 04/15/09                                         15,750
     20,000  Telewest Communications PLC (B)(D)(E)
             11.375%, due 02/01/10                                         1,600
     70,000  Triton PCS Holdings, Inc. (B)
             11.000%, due 05/01/08                                        51,100
    100,000  Triton PCS, Inc.
             8.750%, due 11/15/11                                         72,000
     25,000  XO Communications (E)
             9.625%, due 10/01/07                                             62
                                                                     -----------
                                                                       1,203,436
                                                                     -----------
             CONSUMER CYCLICALS - 2.36%
    200,000  Burns Philip Capital Property, Ltd. (C)
             9.750%, due 07/15/12                                        196,000
    105,000  Dura Operating Corp., Series D
             9.000%, due 05/01/09                                         91,350
     55,000  Dura Operating Corp.
             8.625%, due 04/15/12                                         53,625
    140,000  Lear Corp., Series B
             8.110%, due 05/15/09                                        145,950
    270,000  United Stationers Supply Co.
             8.375%, due 04/15/08                                        271,350
     65,000  WestPoint Stevens, Inc.
             7.875%, due 06/15/05                                         19,500
     60,000  WestPoint Stevens, Inc.
             7.875%, due 06/15/08                                         16,200
                                                                     -----------
                                                                         793,975
                                                                     -----------
             CONSUMER SERVICES - 2.37%
     65,000  Iron Mountain, Inc.
             8.750%, due 09/30/09                                         67,925
    425,000  Iron Mountian, Inc.
             8.625%, due 04/01/13                                        443,063
    155,000  Michael Foods, Inc., Series B
             11.750%, due 04/01/11                                       170,500
     90,000  Roundy's, Inc. (C)
             8.875%, due 06/15/12                                         86,850

             CONSUMER SERVICES (CONTINUED)
   $ 10,000  United Rentals, Inc., Series B
             10.750%, due 04/15/08                                   $     9,300
     90,000  Venture Holdings Trust, Series B (E)
             9.500%, due 07/01/05                                         19,800
                                                                     -----------
                                                                         797,438
                                                                     -----------
             CONSUMER STAPLES - 1.84%
     25,000  Fage Dairy Industries S.A. (D)
             9.000%, due 02/01/07                                         23,875
     90,000  Finlay Enterprises, Inc.
             9.000%, due 05/01/08                                         80,100
    185,000  Samsonite Corp.
             10.750%, due 06/15/08                                       138,750
    150,000  Sealy Mattress Co., Series B
             9.875%, due 12/15/07                                        136,500
    225,000  Simmons Co., Series B
             10.250%, due 03/15/09                                       239,625
                                                                     -----------
                                                                         618,850
                                                                     -----------
             CONTAINERS/PACKAGING - 8.14%
    240,000  Ball Corp.
             8.250%, due 08/01/08                                        248,400
    100,000  Consolidated Container Co. LLC
             10.125%, due 07/15/09                                        60,000
    209,000  Corp Durango, SA, Series A (C)(D)
             13.750%, due 07/15/09                                       127,490
     60,000  Graphic Packaging Corp.
             8.625%, due 02/15/12                                         62,250
    125,000  Greif Bros. Corp., Series A (C)
             8.875%, due 08/01/12                                        129,375
    170,000  Kappa Beheer BV (D)
             10.625%, due 07/15/09                                       176,800
    640,000  Owens-Brockway Glass Container, Inc.
             8.875%, due 02/15/09                                        657,600
     65,000  Owens-Illinois, Inc.
             7.850%, due 05/15/04                                         62,725
     35,000  Plastipak Holdings, Inc. (C)
             10.750%, due 09/01/11                                        36,269
    220,000  Plastipak Holdings, Inc.
             10.750%, due 09/01/11                                       227,975
    120,000  Pliant Corp.
             13.000%, due 06/01/10                                        93,600
    260,000  Riverwood International Corp.
             10.625%, due 08/01/07                                       271,700
     70,000  Silgan Holdings, Inc. (C)
             9.000%, due 06/01/09                                         72,800
    170,000  Silgan Holdings, Inc.
             9.000%, due 06/01/09                                        176,800
    325,000  Smurfit-Stone Container Corp. (C)
             8.250%, due 10/01/12                                        333,125
                                                                     -----------
                                                                       2,736,909
                                                                     -----------
             DURABLE GOODS - 2.20%
    245,000  American Axle & Manufacturing, Inc.
             9.750%, due 03/01/09                                        260,925
    140,000  Collins & Aikman Products
             10.750%, due 12/31/11                                       129,500


  CORPORATE NOTES AND BONDS (CONTINUED)
             DURABLE GOODS (CONTINUED)
    $30,000  Dana Corp. (C)
             10.125%, due 03/15/10                                   $    29,100
    140,000  Dana Corp.
             9.000%, due 08/15/11                                        129,500
     60,000  Delco Remy International, Inc.
             11.000%, due 05/01/09                                        31,800
     75,000  Hayes Lemmerz International, Inc. (C)(E)
             11.875%, due 06/15/06                                        36,750
     65,000  Metaldyne Corp. (C)
             11.000%, due 06/15/12                                        46,150
     85,000  Motors and Gears, Inc., Series D
             10.750%, due 11/15/06                                        72,250
     20,000  Oxford Automotive, Inc., Series D (E)
             10.125%, due 06/15/07                                         3,800
                                                                     -----------
                                                                         739,775
                                                                     -----------
             ENERGY - 8.03%
     75,000  Amerigas Partners L.P.
             8.875%, due 05/20/11                                         76,500
    160,000  Belden & Blake Corp., Series B
             9.875%, due 06/15/07                                        132,000
    320,000  Chesapeake Energy Corp.
             8.125%, due 04/01/11                                        326,400
     45,000  Continental Resources, Inc.
             10.250%, due 08/01/08                                        39,150
    140,000  Encore Acquisition Co. (C)
             8.375%, due 06/15/12                                        142,100
     73,000  FirstEnergy Corp., Series B
             6.450%, due 11/15/11                                         68,026
    100,000  Magnum Hunter Resources, Inc.
             9.600%, due 03/15/12                                        105,000
    115,000  Mission Resources Corp.
             10.875%, due 04/01/07                                        69,000
     63,000  P&L Coal Holdings Corp., Series B
             8.875%, due 05/15/08                                         65,835
    181,000  Peabody Energy Corp., Series B
             9.625%, due 05/15/08                                        190,050
     69,000  Pemex Project Funding Master Trust
             9.125%, due 10/13/10                                         75,210
     60,000  Pioneer Natural Resources Co.
             9.625%, due 04/01/10                                         70,292
    170,000  Pioneer Natural Resources Co.
             7.500%, due 04/15/12                                        182,569
    325,000  Plains All American Pipeline LP (C)
             7.750%, due 10/15/12                                        331,500
     69,000  PSE&G Power LLC
             7.750%, due 04/15/11                                         62,100
     98,000  PSE&G Power LLC
             8.625%, due 04/15/31                                         82,320
     80,000  SESI LLC
             8.875%, due 05/15/11                                         80,000
     40,000  Stone Energy Corp.
             8.250%, due 12/15/11                                         41,200
    125,000  Tesoro Petroleum Corp., Series B
             9.000%, due 07/01/08                                         65,000

     75,000  Tesoro Petroleum Corp.
             9.625%, due 04/01/12                                         38,250

             ENERGY (CONTINUED)
   $155,000  Vintage Petroleum, Inc.
             8.250%, due 05/01/12                                     $  158,100
    150,000  Westar Energy, Inc.
             7.875%, due 05/01/07                                        144,339
    150,000  Westport Resources Corp.
             8.250%, due 11/01/11                                        155,625
                                                                     -----------
                                                                       2,700,566
                                                                     -----------
             FINANCE - 2.33%
    160,000  MDP Acquisitions PLC (C)
             9.625%, due 10/01/12                                        164,000
    135,000  Ono Finance PLC (D)
             13.000%, due 05/01/09                                        29,700
     45,000  Ono Finance PLC (D)
             14.000%, due 02/15/11                                         9,900
     45,000  PCA LLC/PCA Finance Corp. (C)
             11.875%, due 08/01/09                                        44,775
    310,000  Willis Corroon Corp.
             9.000%, due 02/01/09                                        325,500
    210,000  Yell Finance BV (D)
             10.750%, due 08/01/11                                       210,000
                                                                     -----------
                                                                         783,875
                                                                     -----------
             HEALTHCARE SERVICES - 2.91%
    135,000  Alliance Imaging, Inc.
             10.375%, due 04/15/11                                       141,075
    150,000  Beverly Enterprises, Inc.
             9.625%, due 04/15/09                                        121,500
    400,000  HCA-Healthcare Co.
             7.875%, due 02/01/11                                        429,064
     35,000  InSight Health Services Corp.
             9.875%, due 11/01/11                                         33,950
     15,000  Prime Medical Services, Inc.
             8.750%, due 04/01/08                                         14,250
    225,000  Triad Hospitals, Inc., Series B
             8.750%, due 05/01/09                                        238,500
                                                                     -----------
                                                                         978,339
                                                                     -----------
             INDUSTRIALS - 4.06%
     23,000  Actuant Corp.
             13.000%, due 05/01/09                                        26,335
    110,000  Blount, Inc.
             7.000%, due 06/15/05                                         91,300
     15,000  Blount, Inc.
             13.000%, due 08/01/09                                         8,175
    195,000  General Binding Corp.
             9.375%, due 06/01/08                                        153,075
    340,000  Johnsondiversey, Inc. (C)(D)
             9.625%, due 05/15/12                                        340,000
     15,000  Johnsondiversey, Inc. (C)(F)
             9.625%, due 05/15/12                                         14,083
     95,000  Manitowoc Co., Inc. (F)
             10.375%, due 05/15/11                                        89,194
    145,000  Manitowoc Co., Inc. (C)
             10.500%, due 08/01/12                                       144,275
    270,000  Moog, Inc., Series B
             10.000%, due 05/01/06                                       271,350

  CORPORATE NOTES AND BONDS (CONTINUED)
             INDUSTRIALS (CONTINUED)
   $120,000  Navistar International Corp., Series B
             9.375%, due 06/01/06                                    $   108,300
     75,000  Numatics, Inc., Series B
             9.625%, due 04/01/08                                         31,500
    100,000  Ocean Rig ASA (D)
             10.250%, due 06/01/08                                        87,000
                                                                     -----------
                                                                       1,364,587
                                                                     -----------
             MACHINERY - 2.23%
    295,000  AGCO Corp.
             9.500%, due 05/01/08                                        309,750
    135,000  Columbus McKinnon Corp.
             8.500%, due 04/01/08                                         97,200
    130,000  JLG Industries, Inc.
             8.375%, due 06/15/12                                         97,500
     75,000  Terex Corp.
             8.875%, due 04/01/08                                         64,125
    175,000  Terex Corp.
             10.375%, due 04/01/11                                       158,375
    160,000  Thermadyne Holdings Corp. (B)(E)
             12.500%, due 06/01/08                                           800
     80,000  Thermadyne Manufacturing LLC / Capital Corp. (E)
             9.875%, due 06/01/08                                         21,600
                                                                     -----------
                                                                         749,350
                                                                     -----------
             MEDIA - 8.04%
    210,000  Acme Communications, Inc., Series B (B)
             10.875%, due 09/30/04                                       207,900
    150,000  Allbritton Communications Co., Series B
             9.750%, due 11/30/07                                        155,625
     65,000  American Media Operations, Inc., Series B
             10.250%, due 05/01/09                                        66,950
    155,000  AMFM, Inc.
             8.000%, due 11/01/08                                        163,331
     70,000  AOL Time Warner, Inc.
             6.875%, due 05/01/12                                         69,152
    315,000  Cablevision Systems New York Group, Series B
             8.125%, due 08/15/09                                        261,450
    210,000  Canwest Media, Inc. (D)
             10.625%, due 05/15/11                                       222,600
     90,000  Cox Radio, Inc., Series A
             6.625%, due 02/15/06                                         88,828
    100,000  CSC Holdings, Inc.
             8.125%, due 07/15/09                                         83,000
     80,000  Dex Media East LLC (C)
             9.875%, due 11/15/09                                         82,400
     25,000  Dex Media East LLC (C)
             12.125%, due 11/15/12                                        25,750
     25,000  Entercom Radio/Capital
             7.625%, due 03/01/14                                         26,250
     65,000  LIN Television Corp.
             8.000%, due 01/15/08                                         68,250
    275,000  MediaCom Broadband LLC
             11.000%, due 07/15/13                                       237,875
     90,000  MediaCom Capital Co. LLC
             9.500%, due 01/15/13                                         65,250

    140,000  PRIMEDIA, Inc.
             8.875%, due 05/15/11                                        117,250
             MEDIA (CONTINUED)
    $95,000  Quebecor Media, Inc. (D)
             11.125%, due 07/15/11                                   $    66,975
    175,000  Radio One, Inc., Series B
             8.875%, due 07/01/11                                        186,813
    205,000  Spanish Broadcasting Systems, Inc.
             9.625%, due 11/01/09                                        207,563
    295,000  Young Broadcasting, Inc., Series A
             8.500%, due 12/15/08                                        298,687
                                                                     -----------
                                                                       2,701,899
                                                                     -----------
             METALS AND MINING - 2.43%
     70,000  AK Steel Corp.
             7.875%, due 02/15/09                                         69,650
    110,000  AK Steel Corp. (C)
             7.750%, due 06/15/12                                        108,900
     35,000  Century Aluminum Co.
             11.750%, due 04/15/08                                        32,200
     85,000  Commonwealth Industries, Inc.
             10.750%, due 10/01/06                                        80,750
    135,000  Compass Minerals Group, Inc.
             10.000%, due 08/15/11                                       144,450
     60,000  Doe Run Resources Corp., Series B (E)
             11.250%, due 03/15/05                                        12,000
     95,000  Earle M. Jorgensen Co.
             9.750%, due 06/01/12                                         92,150
    105,000  Euramax International, Ltd. PLC (D)
             11.250%, due 10/01/06                                       107,625
     75,000  Kaiser Aluminum & Chemical Corp. (E)
             9.875%, due 02/15/49                                         46,125
     50,000  Russel Metals, Inc. (D)
             10.000%, due 06/01/09                                        52,500
     25,000  Ryerson Tull, Inc., Class A
             9.125%, due 07/15/06                                         23,448
    195,000  WCI Steel, Inc., Series B
             10.000%, due 12/01/04                                        46,800
                                                                     -----------
                                                                         816,598
                                                                     -----------
             PRINTING - 1.34%
    110,000  Hollinger International Publishing, Inc.
             9.250%, due 03/15/07                                        110,550
     75,000  Mail-Well I Corp. (C)
             9.625%, due 03/15/12                                         52,875
    200,000  Transwestern Publishing Co., Series F
             9.625%, due 11/15/07                                        202,250
     50,000  World Color Press, Inc.
             8.375%, due 11/15/08                                         51,273
     35,000  World Color Press, Inc.
             7.750%, due 02/15/09                                         35,011
                                                                     -----------
                                                                         451,959
                                                                     -----------
             RECREATION - 10.42%
    170,000  AMC Entertainment, Inc.
             9.500%, due 02/01/11                                        150,875
     55,000  Ameristar Casinos, Inc.
             10.750%, due 02/15/09                                        59,400
    135,000  Argosy Gaming Co.

             10.750%, due 06/01/09                                       148,500
    120,000  Aztar Corp.
             8.875%, due 05/15/07                                        119,400
  CORPORATE NOTES AND BONDS (CONTINUED)
             RECREATION (CONTINUED)
   $115,000  Boyd Gaming Corp.
             9.250%, due 08/01/09                                    $   124,488
    270,000  Coast Hotels and Casinos, Inc.
             9.500%, due 04/01/09                                        283,500
    260,000  HMH Properties, Inc., Series C
             8.450%, due 12/01/08                                        249,600
     35,000  Hollywood Park, Inc.
             9.500%, due 08/01/07                                         29,750
    185,000  Horseshoe Gaming Holding Corp., Series B
             8.625%, due 05/15/09                                        194,712
     95,000  Mandalay Resort Group
             9.500%, due 08/01/08                                        104,500
     35,000  MGM Mirage, Inc.
             9.750%, due 06/01/07                                         38,500
    160,000  MGM Mirage, Inc.
             8.500%, due 09/15/10                                        174,330
    310,000  MGM Mirage, Inc.
             8.375%, due 02/01/11                                        324,725
    140,000  Park Place Entertainment Corp.
             8.875%, due 09/15/08                                        145,600
    220,000  Park Place Entertainment Corp.
             8.125%, due 05/15/11                                        221,650
    130,000  Pinnacle Entertainment, Inc., Series B
             9.250%, due 02/15/07                                        110,500
     20,000  Prime Hospitality Corp.
             8.375%, due 05/01/12                                         18,200
    135,000  Regal Cinemas, Inc., Series B
             9.375%, due 02/01/12                                        141,075
    190,000  Starwood Hotels & Resorts Worldwide, Inc. (C)
             7.875%, due 05/01/12                                        181,925
    150,000  Station Casinos, Inc.
             8.375%, due 02/15/08                                        158,250
     80,000  Station Casinos, Inc.
             8.875%, due 12/01/08                                         83,600
    185,000  Station Casinos, Inc.
             9.875%, due 07/01/10                                        199,337
    160,000  Vail Resorts, Inc.
             8.750%, due 05/15/09                                        156,800
     80,000  Venetian Casino Resort LLC (C)
             11.000%, due 06/15/10                                        82,000
                                                                     -----------
                                                                       3,501,217
                                                                     -----------
             RETAIL - 3.79%
    155,000  7-Eleven, Inc.
             5.000%, due 12/15/03                                        148,025
     60,000  Advance Stores Co., Inc.
             10.250%, due 04/15/08                                        62,700
    145,000  Cole National Group, Inc.
             8.875%, due 05/15/12                                        136,300
    120,000  Dollar General Corp.
             8.625%, due 06/15/10                                        121,994
     75,000  Finlay Fine Jewelry Corp.

             8.375%, due 05/01/08                                         69,000
    150,000  Fleming Companies, Inc.
             10.125%, due 04/01/08                                       127,500
     35,000  Fleming Companies, Inc.
             9.250%, due 06/15/10                                         28,700

             RETAIL (CONTINUED)
   $175,000  Gap, Inc. (B)
             8.800%, due 12/15/08                                    $   177,625
    115,000  J Crew Operating Corp.
             10.375%, due 10/15/07                                        83,375
     40,000  Jitney-Jungle Stores of America, Inc. (E)
             12.000%, due 03/01/06                                             4
     10,000  Jitney-Jungle Stores of America, Inc. (E)
             10.375%, due 09/15/07                                             1
    395,000  Williams Scotsman, Inc.
             9.875%, due 06/01/07                                        317,975
                                                                     -----------
                                                                       1,273,199
                                                                     -----------
             SCHOOLS - 0.34%
    120,000  KinderCare Learning Centers, Inc., Series B
             9.500%, due 02/15/09                                        112,950
                                                                     -----------

             TECHNOLOGY - 2.93%
     35,000  Argo-Tech Corp.
             8.625%, due 10/01/07                                         22,750
     80,000  Fisher Scientific International, Inc.
             9.000%, due 02/01/08                                         82,800
     70,000  Fisher Scientific International, Inc.
             8.125%, due 05/01/12                                         71,050
    145,000  Flextronics International, Ltd. (D)
             9.875%, due 07/01/10                                        150,800
    140,000  K & F Industries, Inc., Series B
             9.250%, due 10/15/07                                        142,800
    400,000  Unisys Corp.
             8.125%, due 06/01/06                                        408,000
    105,000  Unisys Corp.
             7.875%, due 04/01/08                                        105,000
                                                                     -----------
                                                                         983,200
                                                                     -----------
             TELECOMMUNICATIONS - 3.72%
     25,000  Avalon Cable Holdings LLC (B)
             11.000%, due 12/01/08                                        15,000
    100,000  Chancellor Corp., Series B
             8.750%, due 06/15/07                                        104,250
    210,000  Echostar Broadband Corp.
             10.375%, due 10/01/07                                       216,300
    240,000  Echostar DBS Corp.
             9.375%, due 02/01/09                                        240,000
     75,000  Energis PLC (D)(E)
             9.750%, due 06/15/09                                              0
     36,000  Granite Broadcasting Corp.
             10.375%, due 05/15/05                                        27,720
    175,000  GT Group Telecom, Inc. (B)(D)(E)
             13.250%, due 02/01/10                                            17
     90,000  Hyperion Telecommunication, Inc. (E)
             12.000%, due 11/01/07                                           225
    135,000  Insight Midwest/Insight Capital, Inc.
             9.750%, due 10/01/09                                        114,750
     70,000  Jazztel PLC (D)(E)
             14.000%, due 04/01/09                                         4,900
    265,000  LIN Holdings Corp. (B)
             10.000%, due 03/01/08                                       265,000
    175,000  Metronet Communications, Inc. (B)(D)(E)

             9.950%, due 06/15/08                                         23,625

             TELECOMMUNICATIONS (CONTINUED)
   $130,000  NTL Communications Corp. (B)(E)
             12.750%, due 10/01/08                                   $     7,150
    180,000  NTL, Inc. (B)(E)
             9.750%, due 04/01/08                                         11,250
    110,000  Paxson Communications Corp.
             10.750%, due 07/15/08                                        91,300
    105,000  Paxson Communications Corp. (B)
             12.250%, due 01/15/09                                        51,450
     90,000  Rural Cellular Corp., Series A
             9.750%, due 01/15/10                                         37,350
    145,000  Tele1 Europe B.V. (D)(E)
             13.000%, due 05/15/09                                        17,400
    115,000  Worldwide Fiber, Inc. (D)(E)
             12.000%, due 08/01/09                                            12
     55,000  XM Satellite Radio Holdings, Inc.
             14.000%, due 03/15/10                                        22,275
                                                                     -----------
                                                                       1,249,974
                                                                     -----------
             TRANSPORTATION - 0.92%
    170,000  GulfMark Offshore, Inc.
             8.750%, due 06/01/08                                        170,000
    135,000  Kansas City Southern Railway Co.
             7.500%, due 06/15/09                                        139,725
                                                                     -----------
                                                                         309,725
                                                                     -----------
             WASTE DISPOSAL - 1.71%
    190,000  Allied Waste North America, Inc., Series B
             7.625%, due 01/01/06                                        186,200
    265,000  Allied Waste North America, Inc., Series B
             8.875%, due 04/01/08                                        262,350
     55,000  Allied Waste North America, Inc., Series B
             10.000%, due 08/01/09                                        52,800
     72,000  Waste Management, Inc.
             6.875%, due 05/15/09                                         74,560
                                                                     -----------
                                                                         575,910
                                                                     -----------
             TOTAL CORPORATE NOTES AND BONDS                          29,208,117
             (Cost $32,711,678)

     Shares
     ------
  COMMON STOCKS - 0.06%

             CAPITAL GOODS - 0.00%
        277  IKS Corp. *                                                       3
                                                                     -----------

             COMMUNICATION - 0.00%
         40  Versatel Telecom International N.V., ADR                        133
                                                                     -----------

             METALS AND MINING - 0.03%
      2,979  Metal Management, Inc. *                                     11,916
                                                                     -----------

             TELECOMMUNICATIONS - 0.03%
      3,750  Completel Europe N.V. *                                         787
        320  Completel Europe N.V. EUR .04 *                               1,705
      2,977  ITC DeltaCom, Inc.                                            6,643
                                                                     -----------
                                                                           9,135
                                                                     -----------

             TOTAL COMMON STOCKS                                          21,187
             (Cost $147,327)
  PREFERRED STOCKS - 0.32%

             FINANCE - 0.06%
        250  Fresenius Med Care Capital Trust II,
             7.75% PIK                                               $   20,250
                                                                     -----------

             MEDIA - 0.26%
        607  Cablevision Systems Corp., Series M                          36,420
      1,350  PRIMEDIA, Inc. *                                             51,300
                                                                     -----------

                                                                          87,720
                                                                     -----------
             TELECOMMUNICATION - 0.00%
          3  Completel Europe N.V. *                                         848
                                                                     -----------

             TOTAL PREFERRED STOCKs                                      108,818
             (Cost $222,651)

  WARRANTS AND RIGHTS - 0.00%

             COMMUNICATION - 0.00%
        175  GT Group Telecom, Inc. (C) *                                     87
         90  Jazztel PLC (C) *                                               585
         40  Versatel Telecom International N.V. *                             0
                                                                     -----------
                                                                             672
                                                                     -----------
             FINANCE - 0.00%
        150  Ono Finance PLC, Series A (C) *                                   0
         45  Ono Finance PLC (C) *                                             1
                                                                     -----------
                                                                               1
                                                                     -----------
             TELECOMMUNICATIONS - 0.00%
         55  XM Satellite Radio Holdings, Inc. *                              39
                                                                     -----------

             TOTAL WARRANTS AND RIGHTS                                       712
             (Cost $9,208)

   Par Value
   ---------

  FOREIGN GOVERNMENT AND AGENCY OBLIGATIONS - 0.22%

             MEXICO - 0.22%
$    70,000  United Mexican States (D)
             8.375%, due 01/14/11                                         75,425
                                                                     -----------

                           TOTAL FOREIGN GOVERNMENT AND
             AGENCY OBLIGATIONS                                           75,425
                                                                     -----------
             (Cost $72,752)

  U.S. GOVERNMENT AND AGENCY OBLIGATIONS (A)- 10.06%

  3,382,000  Federal Home Loan Mortgage Corp.
             1.600%, due 11/01/02                                      3,382,000
                                                                     -----------

                           TOTAL U.S. GOVERNMENT AND
             AGENCY OBLIGATIONS                                        3,382,000
                                                                     -----------
             (Cost $3,382,000)

         INVESTMENT COMPANY - 0.00%

         64  SSgA Prime Money Market Fund                            $        64
                                                                     -----------

             TOTAL INVESTMENT COMPANY                                         64
             (Cost $64)

  TOTAL INVESTMENTS  - 98.46%                                          33,099,171
                                                                     -----------
  (Cost $36,819,093**)
  NET OTHER ASSETS AND LIABILITIES  - 1.54%                            516,557
                                                                     -----------
         TOTAL NET ASSETS  - 100.00%                                 $33,615,728
                                                                     -----------

      *     Non-income producing.

      **    Aggregate cost for Federal tax purposes was $36,919,826.

      (A)   Rate noted represents annualized yield at time of purchase.

      (B) Represents security that remains a specified coupon until a predetermined date, at which time the stated rate becomes the effective rate.

      (C) Security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.

      (D) Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities are 5.66% of total net assets.

      (E)   In Default.

      (F) Notes and bonds, issued by foreign entities, denominated in their local currencies and converted to U.S. dollars at period end exchange rates. The aggregate of these securities are 0.31% of total net assets.

      ADR   American Depository Receipt.

      PIK   Payment-In-Kind.

      PLC   Public Limited Company.


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency     Settlement Date   Local Amount   Face Amount    Value     Depreciation
--------     ---------------   ------------   -----------    -----     ------------
Euro (sell)  12/18/2002         C=(109,453)   $(106,290)   $(107,947)   $(1,657)

                    BALANCED FUND -- Portfolio of Investments

                                                                       Value
Par Value                                                             (Note 2)
---------                                                             --------
  COMMON STOCKS - 49.56%

             CONSUMER DISCRETIONARY - 5.41%
     53,300  Carnival Corp.                                          $ 1,392,196
     39,700  Cox Communications, Inc., Class A *                       1,087,780
     75,900  McDonald's Corp.                                          1,374,549
     79,900  Target Corp.                                              2,406,588
     38,000  Tiffany & Co.                                               994,840
     12,300  Wal-Mart Stores, Inc.                                       658,665
     48,900  Walt Disney Co.                                             816,630
                                                                     -----------
                                                                       8,731,248
                                                                     -----------
             CONSUMER STAPLES - 3.98%
     56,100  CVS Corp.                                                 1,555,653
     32,100  General Mills, Inc.                                       1,326,372
     30,700  Kimberly-Clark Corp.                                      1,581,050
     30,400  Safeway, Inc. *                                             702,240
     55,000  Sara Lee Corp.                                            1,255,650
                                                                     -----------
                                                                       6,420,965
                                                                     -----------
             ENERGY - 3.75%
     25,264  BP PLC, ADR                                                 971,401
     40,100  ExxonMobil Corp.                                          1,349,766
     16,400  Kerr-McGee Corp.                                            713,400
     42,700  Marathon Oil Corp.                                          892,430
     25,100  Schlumberger, Ltd.                                        1,006,761
      9,716  Transocean Sedco Forex, Inc.                                213,557
     32,400  Unocal Corp.                                                895,536
                                                                     -----------
                                                                       6,042,851
                                                                     -----------
             FINANCIALS - 12.53%
     47,000  ACE, Ltd.                                                 1,445,250
     55,000  Allstate Corp.                                            2,187,900
     25,996  Bank of America Corp.                                     1,814,521
     33,690  Bank One Corp.                                            1,299,423
     22,000  Chubb Corp.                                               1,241,020
     65,000  Citigroup, Inc.                                           2,401,750
     28,000  Countrywide Credit Industries, Inc.                       1,408,680
     31,200  FleetBoston Financial Corp.                                 729,768
     10,000  Goldman Sachs Group, Inc.                                   716,000
     27,050  MBIA, Inc.                                                1,180,733
     35,000  Morgan Stanley Dean Witter & Co.                          1,362,200
     61,000  Prudential Financial, Inc. *                              1,781,200
     16,100  SunTrust Banks, Inc.                                        979,524
     33,000  Wells Fargo & Co.                                         1,665,510
                                                                     -----------
                                                                      20,213,479
                                                                     -----------
             HEALTHCARE - 6.67%
     42,300  Applera Corp.- Applied Biosystems Group                     855,729
     39,100  Baxter International, Inc.                                  978,282
     50,600  Bristol-Myers Squibb Co.                                  1,245,266
     19,400  Genzyme Corp. *                                             540,290
     31,600  GlaxoSmithKline PLC, ADR                                  1,191,004
    108,700  IMS Health, Inc.                                          1,634,848
     18,300  MedImmune, Inc. *                                           467,565
     55,202  Pharmacia Corp.                                           2,373,686

     44,100  Wyeth                                                     1,477,350
                                                                     -----------
                                                                      10,764,020
                                                                     -----------

             INDUSTRIALS - 5.53%
     32,000  Burlington Northern Santa Fe Corp.                      $   823,360
     43,000  Dover Corp.                                               1,078,440
     19,000  Emerson Electric Co.                                        915,420
     18,000  FedEx Corp.                                                 957,420
     28,000  Honeywell International, Inc.                               670,320
     16,000  Illinois Tool Works, Inc.                                   982,400
     64,000  Pall Corp.                                                1,111,680
     28,000  Textron, Inc.                                             1,148,000
     20,000  United Technologies Corp.                                 1,233,400
                                                                     -----------
                                                                       8,920,440
                                                                     -----------
             INFORMATION TECHNOLOGY - 6.73%
     26,000  3Com Corp. *                                                109,694
     87,800  ADC Telecommunications, Inc. *                              138,724
     18,440  Agilent Technologies, Inc. *                                253,550
     26,400  Applied Materials, Inc. *                                   396,792
     27,600  Celestica, Inc. *                                           380,880
     33,200  Computer Sciences Corp. *                                 1,072,028
     57,500  Concord EFS, Inc. *                                         821,100
     37,800  EMC Corp. *                                                 193,158
     59,300  Gateway, Inc. *                                             177,900
     36,500  Hewlett-Packard Co.                                         576,700
     23,900  International Business Machines Corp.                     1,886,666
     74,900  Keane, Inc. *                                               617,176
     45,838  Koninklijke (Royal)
             Philips Electronics N.V., ADR                               811,333
     37,400  Micron Technology, Inc. *                                   598,400
     77,700  Motorola, Inc.                                              712,509
     56,000  PeopleSoft, Inc. *                                        1,013,600
     16,812  Skyworks Solutions, Inc. *                                  119,365
     47,900  Texas Instruments, Inc.                                     759,694
     14,196  VERITAS Software Corp. *                                    216,489
                                                                     -----------
                                                                      10,855,758
                                                                     -----------
             MATERIALS - 1.32%
     31,000  Dow Chemical Co.                                            805,690
      9,417  Monsanto Co.                                                155,663
     35,000  Rohm and Haas Co.                                         1,164,450
                                                                     -----------
                                                                       2,125,803
                                                                     -----------
             TELECOMMUNICATION SERVICES - 2.43%
     27,000  ALLTEL Corp.                                              1,342,170
     56,984  AT&T Corp.                                                  743,072
     33,000  SBC Communications, Inc.                                    846,780
     26,020  Verizon Communications                                      982,515
                                                                     -----------
                                                                       3,914,537
                                                                     -----------
             UTILITIES - 1.21%
     43,000  Duke Energy Corp.                                           881,070
     18,000  FPL Group, Inc.                                           1,061,640
                                                                     -----------
                                                                       1,942,710
                                                                     -----------
             TOTAL COMMON STOCKS                                      79,931,811
             (Cost $104,430,720)

  ASSET BACKED - 3.89%

   $850,000  ABSC Long Beach Home Equity Trust,
             Series 2000-LB1, Class AF5
             8.050%, due 09/21/30                                    $   951,621
    900,000  Conseco Finance Securitizations Corp.,
             Series 2001-1, Class M1
             7.535%, due 07/01/32                                        932,313
    700,000  Conseco Finance Securitizations Corp.,
             Series 2001-4, Class A3
             6.090%, due 09/01/33                                        739,850
  1,000,000  Green Tree Home Equity Loan Trust,
             Series 1999-A, Class B1
             8.970%, due 11/15/27                                      1,040,220
  1,500,000  Oakwood Mortgage Investors, Inc., Series
             1999-C, Class M2
             8.750%, due 08/15/27                                      1,497,422
  1,000,000  Peco Energy Transition Trust, Series
             1999-A, Class A7
             6.130%, due 03/01/09                                      1,113,150
                                                                     -----------
             TOTAL ASSET BACKED                                        6,274,576
             (Cost $5,952,089)

  COMMERCIAL MORTGAGE BACKED - 3.11%

    500,000  Bear Stearns Commercial Mortgage
             Securities, Inc., Series 2001-TOP2, Class A2
             6.480%, due 02/15/35                                        559,593
    800,000  Duke Weeks Industrial Trust, Series
             2000-DW1, Class A2
             7.151%, due 10/15/10                                        920,284
  1,500,000  Morgan Stanley Capital I, Inc., Series
             1999-CAM1, Class A3
             6.920%, due 03/15/32                                      1,680,329
  1,600,000  Morgan Stanley Dean Witter Capital,
             Series 2000-LIF2, Class A2
             7.200%, due 10/15/33                                      1,852,678
                                                                     -----------
             TOTAL COMMERCIAL MORTGAGE BACKED                          5,012,884
             (Cost $4,623,491)

  PRIVATE LABEL MORTGAGE BACKED - 3.22%

  1,479,995  Bank of America Funding Corp., Series
             2002-1, Class A2
             7.000%, due 04/20/32                                      1,513,902
  1,700,000  Countrywide Alternative Loan Trust,
             Series 2002-5, Class A10
             6.750%, due 06/25/32                                      1,842,295
  1,000,000  Residential Asset Securitization Trust,
             Series 2002-A1, Class A2
             5.350%, due 09/25/26                                      1,040,234
    800,000  Washington Mutual, Series 2002-AR4,
             Class A5
             5.598%, due 04/25/32                                        804,378
                                                                     -----------

             TOTAL PRIVATE LABEL MORTGAGE BACKED                       5,200,809
             (Cost $5,033,641)

  CORPORATE NOTES AND BONDS - 14.91%

             CABLE - 0.95%
   $500,000  Comcast Cable Communications

             8.375%, due 05/01/07                                    $   515,000
    500,000  Cox Communications, Inc.
             6.875%, due 06/15/05                                        511,910
    500,000  TCI Communications, Inc.
             8.650%, due 09/15/04                                        505,326
                                                                     -----------
                                                                       1,532,236
                                                                     -----------
             CAPITAL GOODS - 0.34%
    500,000  United Technologies Corp.
             6.625%, due 11/15/04                                        543,348
                                                                     -----------
             CONSUMER STAPLES - 0.60%
    500,000  Delhaize America, Inc.
             7.375%, due 04/15/06                                        434,060
    500,000  Safeway, Inc.
             6.850%, due 09/15/04                                        536,780
                                                                     -----------
                                                                         970,840
                                                                     -----------
             ENERGY - 1.29%
    500,000  Occidental Petroleum Corp.
             5.875%, due 01/15/07                                        535,805
    500,000  Phillips Petroleum Co.
             8.500%, due 05/25/05                                        569,155
    500,000  Sunoco, Inc.
             7.125%, due 03/15/04                                        508,748
    450,000  Texaco Capital, Inc.
             5.700%, due 12/01/08                                        469,753
                                                                     -----------
                                                                       2,083,461

             FINANCE - 2.84%
    750,000  AARP (C)
             7.500%, due 05/01/31                                        820,750
    500,000  American General Finance Corp.
             5.750%, due 03/15/07                                        525,896
    500,000  Bear Stearns Cos., Inc.
             7.800%, due 08/15/07                                        580,440
    250,000  CIT Group, Inc.
             5.570%, due 12/08/03                                        249,923
    350,000  General Electric Global Insurance Corp.
             7.000%, due 02/15/26                                        342,530
    500,000  Household Finance Corp.
             6.500%, due 11/15/08                                        438,058
    500,000  MBNA America Bank N.A.
             6.875%, due 07/15/04                                        520,103
    500,000  Merrill Lynch & Co., Inc.
             7.375%, due 05/15/06                                        555,315
    500,000  U.S. Bank N.A.
             6.300%, due 02/04/14                                        553,275
                                                                     -----------
                                                                       4,586,290
                                                                     -----------
             INDUSTRIALS - 2.78%
    500,000  Bombardier Capital, Inc. (C)
             6.125%, due 06/29/06                                        425,749
    350,000  Caterpillar Financial Services Corp.
             7.590%, due 12/10/03                                        370,911
    500,000  Ford Motor Credit Co.
             3.714%, due 10/25/04                                        458,424
    350,000  Ford Motor Credit Co.
             7.600%, due 08/01/05                                        339,732

  CORPORATE NOTES AND BONDS (CONTINUED)

             INDUSTRIALS (CONTINUED)
$ 1,000,000  General Motors Acceptance Corp.
             6.125%, due 08/28/07                                    $   960,673
    500,000  General Motors Acceptance Corp.
             6.875%, due 09/15/11                                        455,590
    500,000  International Paper Co.
             8.125%, due 07/08/05                                        562,592
    350,000  Lockheed Martin Corp.
             7.250%, due 05/15/06                                        393,360
    500,000  Waste Management, Inc.
             7.000%, due 10/01/04                                        514,845
                                                                     -----------
                                                                       4,481,876
                                                                     -----------
             PIPELINE - 0.54%
    250,000  Coastal Corp.
             7.500%, due 08/15/06                                        195,000
    650,000  Kinder Morgan, Inc.
             6.650%, due 03/01/05                                        679,808
                                                                     -----------
                                                                         874,808
                                                                     -----------
             REITS - 0.33%
    500,000  Avalonbay Communities, Inc.
             6.580%, due 02/15/04                                        525,013
                                                                     -----------

             TELECOMMUNICATIONS - 1.66%
    500,000  Bellsouth Capital Funding Corp.
             7.875%, due 02/15/30                                        586,856
    750,000  SBC Communications, Inc.
             5.875%, due 08/15/12                                        797,099
    250,000  Sprint Capital Corp.
             7.125%, due 01/30/06                                        214,601
    537,000  Telephone & Data Systems, Inc.
             7.000%, due 08/01/06                                        583,822
    500,000  Verizon Wireless, Inc. (C)
             5.375%, due 12/15/06                                        493,675
                                                                     -----------

                                                                       2,676,053
                                                                     -----------
             TRANSPORTATION - 1.14%
    600,000  Burlington Northern Santa Fe Corp.
             6.375%, due 12/15/05                                        660,321
    500,000  Norfolk Southern Corp.
             7.250%, due 02/15/31                                        552,838
    600,000  Southwest Airlines Co.
             8.750%, due 10/15/03                                        632,828
                                                                     -----------
                                                                       1,845,987
                                                                     -----------
             UTILITIES - 2.44%
    500,000  DTE Energy Co.
             6.450%, due 06/01/06                                        533,810
    500,000  Energy East Corp.
             8.050%, due 11/15/10                                        572,731
    500,000  FirstEnergy Corp., Series A
             5.500%, due 11/15/06                                        482,810

             UTILITIES (CONTINUED)
$   750,000  Niagara Mohawk Power Co.
             7.750%, due 05/15/06                                    $   848,361
    350,000  Progress Energy, Inc.
             7.750%, due 03/01/31                                        343,840
    350,000  Virginia Electric & Power Co., Series A
             5.750%, due 03/31/06                                        373,942
    750,000  Wisconsin Electric Power Co.
             6.500%, due 06/01/28                                        778,629
                                                                     -----------
                                                                       3,934,123
                                                                     -----------
             TOTAL CORPORATE NOTES AND BONDS                          24,054,035
             (Cost $23,692,525)

  MORTGAGE BACKED - 11.89%

             FEDERAL HOME LOAN MORTGAGE CORP. - 3.56%
  1,586,677  7.000%, due 07/15/27 Series 1974 Class ZA                 1,756,944
    168,104  8.000%, due 06/01/30 Pool # C01005                          179,457
  1,300,000  6.500%, due 07/15/30 Series 2351 Class PX                 1,375,737
  2,334,169  6.500%, due 01/01/32 Pool # C62333                        2,421,837
                                                                     -----------

                                                                       5,733,975
                                                                     -----------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION - 4.82%
    828,543  6.100%, due 04/01/11 Pool # 383475                          916,554
    671,062  6.000%, due 05/01/16 Pool # 582558                          699,749
  1,132,837  6.000%, due 05/01/21 Pool # 253847                        1,178,520
    600,000  6.000%, due 02/25/25 Series 2001-72 Class NC                629,410
  1,400,000  6.000%, due 03/25/27 Series 1998-63 Class PG              1,467,047
  1,123,495  7.000%, due 11/01/31 Pool # 607515                        1,173,739
    936,214  6.000%, due 02/01/32 Pool # 611619                          963,729
    710,433  7.000%, due 05/01/32 Pool # 644591                          742,204
                                                                     -----------
                                                                       7,770,952
                                                                     -----------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 3.51%
     97,992  8.000%, due 10/20/15 Pool # 002995                          105,446
    873,275  6.500%, due 02/20/29 Pool # 2714                            907,620
    267,320  7.500%, due 05/20/30 Pool # 2921                            283,645
  1,800,000  6.500%, due 08/16/30 Series 2001-10 Class PD              1,913,296
    277,951  7.500%, due 08/20/30 Pool # 002957                          294,925
  1,074,923  6.500%, due 04/20/31 Pool # 003068                        1,116,114
  1,000,000  6.000%, due 07/20/32 Series 2002-50 Class PE              1,045,181
                                                                     -----------
                                                                       5,666,227
                                                                     -----------
             TOTAL MORTGAGE BACKED                                    19,171,154
             (Cost $18,229,287)

  U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 9.81%

             FEDERAL FARM CREDIT BANK - 1.37%
$ 1,000,000  6.125%, due 12/29/15                                    $ 1,122,094
  1,000,000  5.875%, due 10/03/16                                      1,093,097
                                                                     -----------
                                                                       2,215,191
                                                                     -----------
             FEDERAL HOME LOAN MORTGAGE CORP. - 1.34%
  1,000,000  4.700%, due 12/06/05                                      1,014,639
    350,000  5.375%, due 08/16/06                                        370,179
    750,000  5.750%, due 04/29/09                                        780,399
                                                                     -----------
                                                                       2,165,217
                                                                     -----------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION - 2.64%
  3,050,000  6.400%, due 05/14/09                                      3,212,248
    500,000  6.250%, due 07/19/11                                        528,385
    500,000  5.250%, due 08/01/12                                        512,796
                                                                     -----------
                                                                       4,253,429
                                                                     -----------
             U.S. TREASURY BONDS - 1.35%
  1,500,000  11.125%, due 08/15/03                                     1,614,141
    500,000  9.125%, due 05/15/09                                        555,840
                                                                     -----------
                                                                       2,169,981
                                                                     -----------
             U.S. TREASURY NOTES - 3.11%
  3,000,000  6.500%, due 08/15/05                                      3,362,664
  1,500,000  5.750%, due 11/15/05                                      1,658,730
                                                                     -----------
                                                                       5,021,394
                                                                     -----------
                           TOTAL U.S. GOVERNMENT AND
             AGENCY OBLIGATIONS                                       15,825,212
                                                                     -----------
             (Cost $15,265,133)

  INVESTMENT COMPANY - 3.16%

  5,097,543  SSgA Prime Money Market Fund                           $  5,097,543
                                                                    ------------
             TOTAL INVESTMENT COMPANY                                  5,097,543
             (Cost $5,097,543)

  TOTAL INVESTMENTS  - 99.55%                                        160,568,024
                                                                    ------------
  (Cost $182,324,429**)
  NET OTHER ASSETS AND LIABILITIES  - 0.45%                              723,476
                                                                    ------------
         TOTAL NET ASSETS  - 100.00%                                $161,291,500
                                                                    ------------

      *     Non-income producing.

      **    Aggregate cost for Federal tax purposes was $182,442,937.

      (C) Security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.

      ADR   American Depository Receipt.

      PLC   Public Limited Company.

               GROWTH AND INCOME FUND -- Portfolio of Investments

  COMMON STOCKS - 98.50%

             CONSUMER DISCRETIONARY - 7.62%
    149,200  McDonald's Corp.                                        $ 2,702,012
    128,300  Target Corp.                                              3,864,396
     25,600  Wal-Mart Stores, Inc.                                     1,370,880
    100,700  Walt Disney Co.                                           1,681,690
                                                                     -----------
                                                                       9,618,978
                                                                     -----------

             CONSUMER STAPLES - 9.39%
     49,100  General Mills, Inc.                                       2,028,812
     62,500  Kimberly-Clark Corp.                                      3,218,750
    177,300  Kroger Co. *                                              2,631,132
    174,100  Sara Lee Corp.                                            3,974,703
                                                                     -----------
                                                                      11,853,397
                                                                     -----------

             ENERGY - 8.70%
     61,606  BP PLC, ADR                                               2,368,751
     34,583  ChevronTexaco Corp.                                       2,338,848
     78,600  ExxonMobil Corp.                                          2,645,676
     37,600  Schlumberger, Ltd.                                        1,508,136
     24,052  Transocean Sedco Forex, Inc.                                528,663
     57,400  Unocal Corp.                                              1,586,536
                                                                     -----------
                                                                      10,976,610
                                                                     -----------

             FINANCIALS - 25.59%
    127,000  Allstate Corp.                                            5,052,060
     39,192  Bank of America Corp.                                     2,735,601
     75,670  Bank One Corp.                                            2,918,592
    124,966  Citigroup, Inc.                                           4,617,494
     69,000  Countrywide Credit Industries, Inc.                       3,471,390
     59,500  FleetBoston Financial Corp.                               1,391,705
     73,000  Morgan Stanley Dean Witter & Co.                          2,841,160
    140,000  Prudential Financial, Inc. *                              4,088,000
     41,000  SunTrust Banks, Inc.                                      2,494,440
     77,500  Wachovia Corp.                                            2,696,225
                                                                     -----------
                                                                      32,306,667
                                                                     -----------

             HEALTHCARE - 10.22%
     43,500  Baxter International, Inc.                                1,088,370
     98,000  Bristol-Myers Squibb Co.                                  2,411,780
     63,300  GlaxoSmithKline PLC, ADR                                  2,385,777
     66,200  Guidant Corp. *                                           1,957,534
     54,000  Merck & Co., Inc.                                         2,928,960
     63,500  Wyeth                                                     2,127,250
                                                                     -----------
                                                                      12,899,671
                                                                     -----------

             INDUSTRIALS - 11.28%
     34,000  Burlington Northern Santa Fe Corp.                          874,820
     72,000  Emerson Electric Co.                                      3,468,960
    127,000  Honeywell International, Inc.                             3,040,380
     77,000  Textron, Inc.                                             3,157,000
     36,000  United Technologies Corp.                                 2,220,120
     63,900  Waste Management, Inc.                                    1,470,978
                                                                     -----------
                                                                      14,232,258
                                                                     -----------

             INFORMATION TECHNOLOGY - 13.42%
     36,916  Agilent Technologies, Inc. *                            $   507,595
     58,000  Applied Materials, Inc. *                                   871,740
     50,500  Automatic Data Processing, Inc.                           2,147,765
     82,900  Computer Associates International, inc.                   1,231,894
     54,900  Computer Sciences Corp. *                                 1,772,721
     82,300  EMC Corp. *                                                 420,553
    117,021  Hewlett-Packard Co.                                       1,848,932
     64,300  Intel Corp.                                               1,112,390
     40,900  International Business Machine Corp.                      3,228,646
     67,791  Koninklijke (Royal) Philips
             Electronics N.V., ADR                                     1,199,900
    150,900  Motorola, Inc.                                            1,383,753
     76,900  Texas Instruments, Inc.                                   1,219,634
                                                                    ------------
                                                                      16,945,523
                                                                    ------------

             MATERIALS - 4.53%
     25,000  Alcan, Inc.                                                 703,750
     30,000  Alcoa, Inc.                                                 661,800
     72,000  Dow Chemical Co.                                          1,871,280
     60,000  E.I. du Pont de Nemours & Co.                             2,475,000
                                                                    ------------
                                                                       5,711,830
                                                                    ------------

             TELECOMMUNICATION SERVICES - 5.87%
     51,000  ALLTEL Corp.                                              2,535,210
    131,968  AT&T Corp.                                                1,720,863
     52,000  SBC Communications, Inc.                                  1,334,320
     48,020  Verizon Communications                                    1,813,235
                                                                    ------------
                                                                       7,403,628
                                                                    ------------

             UTILITIES - 1.88%
    116,000  Duke Energy Corp.                                         2,376,840
                                                                    ------------
             TOTAL COMMON STOCKS                                     124,325,402
             (Cost $160,301,606)

  INVESTMENT COMPANY - 1.01%


  1,279,561  SSgA Prime Money Market Fund                              1,279,561
                                                                    ------------
             TOTAL INVESTMENT COMPANY                                  1,279,561
             (Cost $1,279,561)


  TOTAL INVESTMENTS  - 99.51%                                         25,604,963
                                                                    ------------
  (Cost $161,581,167**)
  NET OTHER ASSETS AND LIABILITIES  - 0.49%                              619,299
                                                                    ------------
         TOTAL NET ASSETS  - 100.00%                                $126,224,262
                                                                    ------------

      *     Non-income producing.

      **    Aggregate cost for Federal tax purposes was $162,534,085.

      ADR   American Depository Receipt.

      PLC   Public Limited Company.

              CAPITAL APPRECIATION FUND -- Portfolio of Investments

                                                                       Value
Par Value                                                             (Note 2)
---------                                                             --------
  COMMON STOCKS - 97.75%

             CONSUMER DISCRETIONARY - 11.45%
     44,450  Brinker International, Inc. *                           $ 1,261,936
    108,100  Carnival Corp.                                            2,823,572
    133,900  Cox Communications, Inc., Class A *                       3,668,860
    348,600  Liberty Media Corp., Class A *                            2,882,922
     76,600  Tiffany & Co.                                             2,005,388
                                                                     -----------
                                                                      12,642,678
                                                                     -----------
             CONSUMER STAPLES - 5.31%
    125,000  CVS Corp.                                                 3,466,250
    103,900  Safeway, Inc. *                                           2,400,090
                                                                     -----------
                                                                       5,866,340
                                                                     -----------
             ENERGY - 8.69%
     47,200  ConocoPhillips                                            2,289,200
     97,000  Grant Prideco, Inc. *                                       937,020
     37,800  Kerr-McGee Corp.                                          1,644,300
     93,500  Marathon Oil Corp.                                        1,954,150
     69,400  Weatherford International, Ltd. *                         2,778,776
                                                                     -----------
                                                                       9,603,446
                                                                     -----------

             FINANCIALS - 18.34%
    109,000  ACE, Ltd.                                                 3,351,750
     52,600  Bank of New York Co., Inc.                                1,367,600
     32,000  Chubb Corp.                                               1,805,120
     55,000  Freddie Mac                                               3,386,900
     16,100  Goldman Sachs Group, Inc.                                 1,152,760
     50,000  MBIA, Inc.                                                2,182,500
    131,200  U.S. Bancorp                                              2,767,008
     54,400  Wells Fargo & Co.                                         2,745,568
     37,300  Zions Bancorp.                                            1,499,833
                                                                     -----------
                                                                      20,259,039
                                                                     -----------

             HEALTHCARE - 17.75%
     20,000  Abbott Laboratories                                         837,400
    121,300  Applera Corp.- Applied Biosystems Group                   2,453,899
     94,500  Boston Scientific Corp. *                                 3,556,035
     57,500  Genzyme Corp. *                                           1,601,375
    219,800  IMS Health, Inc.                                          3,305,792
     41,700  MedImmune, Inc. *                                         1,065,435
    107,813  Pharmacia Corp.                                           4,635,959
    101,000  Schering-Plough Corp.                                     2,156,350
                                                                     -----------
                                                                      19,612,245
                                                                     -----------

             INDUSTRIALS - 11.12%
    117,000  Dover Corp.                                               2,934,360
     48,000  FedEx Corp.                                               2,553,120
     62,000  Illinois Tool Works, Inc.                                 3,806,800
    172,000  Pall Corp.                                                2,987,640
                                                                     -----------
                                                                      12,281,920
                                                                     -----------

             INFORMATION TECHNOLOGY - 14.76%
     52,700  3Com Corp. *                                          $    222,341
    196,200  ADC Telecommunications, Inc. *                             309,996
     81,300  Altera Corp. *                                             952,836
    248,600  Autodesk, Inc.                                           2,908,620
    145,000  Cadence Design Systems, Inc. *                           1,468,850
     52,900  Celestica, Inc. *                                          730,020
     75,000  Concord EFS, Inc. *                                      1,071,000
    110,700  EMC Corp. *                                                565,677
    152,000  Gateway, Inc. *                                            456,000
    165,200  Keane, Inc. *                                            1,361,248
     32,000  KLA-Tencor Corp. *                                       1,140,160
     91,200  Micron Technology, Inc. *                                1,459,200
    142,700  PeopleSoft, Inc. *                                       2,582,870
    102,960  Sanmina - SCI Corp. *                                      317,117
     50,824  Skyworks Solutions, Inc. *                                 360,850
     26,328  VERITAS Software Corp. *                                   401,502
                                                                   -------------
                                                                     16,308,287
                                                                   -------------

             MATERIALS - 4.41%
     19,313  Monsanto Co.                                               319,244
     42,000  Praxair, Inc.                                            2,289,000
     68,000  Rohm and Haas Co.                                        2,262,360
                                                                   -------------
                                                                      4,870,604
                                                                   -------------

             TELECOMMUNICATION SERVICES - 4.16%
     76,000  BellSouth Corp.                                          1,987,400
     92,000  CenturyTel, Inc.                                         2,606,360
                                                                   -------------

                                                                      4,593,760
                                                                   -------------
             UTILITIES - 1.76%
     33,000  FPL Group, Inc.                                          1,946,340
                                                                   -------------
             TOTAL COMMON STOCKS                                    107,984,659
             (Cost $142,936,923)

  INVESTMENT COMPANY - 2.43%


  2,680,022  SSgA Prime Money Market Fund                             2,680,022
                                                                   -------------
             TOTAL INVESTMENT COMPANY                                 2,680,022
             (Cost $2,680,022)


  TOTAL INVESTMENTS  - 100.18%                                      110,664,681
                                                                   -------------
  (Cost $145,616,945**)
  NET OTHER ASSETS AND LIABILITIES  - (0.18)%                          (199,850)
                                                                   -------------
         TOTAL NET ASSETS  - 100.00%                               $ 10,464,831
                                                                   -------------

      *     Non-income producing.

      **    Aggregate cost for Federal tax purposes was $146,512,173.

                    MID-CAP FUND -- Portfolio of Investments

                                                                        Value
    Shares                                                             (Note 2)
    ------                                                             --------
  COMMON STOCKS - 95.07%
             CONSUMER DISCRETIONARY - 12.22%
      4,425  Applebee's International, Inc.                          $   105,271
     26,200  Belo Corp., Class A                                         605,220
      4,400  CEC Entertainment, Inc. *                                   122,320
     33,500  Charter Communications, Inc., Class A *                      37,821
     22,100  Ethan Allen Interiors, Inc.                                 708,305
      7,700  Guitar Center, Inc. *                                       143,990
      9,449  Hibbett Sporting Goods, Inc. *                              206,839
      2,800  Hughes Supply, Inc.                                          95,620
     10,100  Interpublic Group of Companies, Inc.                        120,897
      6,700  J. Jill Group, Inc. *                                       144,452
      2,200  Lancaster Colony Corp.                                       99,990
      8,000  Linens `N Things, Inc. *                                    188,080
      1,600  Meritage Corp. *                                             64,000
      7,100  O'Reilly Automotive, Inc. *                                 193,617
      7,700  Outback Steakhouse, Inc. *                                  262,185
     23,200  Talbots, Inc.                                               643,104
     33,900  Toys "R" Us, Inc. *                                         338,661
      2,400  Tractor Supply Co. *                                         91,176
      8,300  Wilsons The Leather Experts, Inc. *                          33,366
                                                                     -----------
                                                                       4,204,914
                                                                     -----------

             CONSUMER STAPLES - 4.63%
     43,700  Hain Celestial Group, Inc. *                                626,221
     26,800  McCormick & Co., Inc.                                       596,032
      4,100  Riviana Foods, Inc.                                         103,853
      3,600  Sensient Technologies Corp.                                  87,660
      5,100  Universal Corp.                                             179,622
                                                                     -----------
                                                                       1,593,388
                                                                     -----------

             ENERGY - 5.56%
      4,200  Amerada Hess Corp.                                          215,460
     14,900  BJ Services Co. *                                           451,917
      1,900  CARBO Ceramics, Inc.                                         60,610
     18,300  ENSCO International, Inc.                                   494,832
      3,550  Patina Oil & Gas Corp.                                      103,483
     13,800  Smith International, Inc. *                                 431,388
      6,200  St. Mary Land & Exploration Co.                             157,108
                                                                     -----------
                                                                       1,914,798
                                                                     -----------

             FINANCIALS - 21.50%
      2,700  AMB Property Corp.                                           72,360
      7,000  AMBAC Financial Group, Inc.                                 432,600
      5,100  American Capital Strategies, Ltd.                           100,266
      5,900  AMERIGROUP Corp. *                                          172,339
     10,900  Annuity and Life Re (Holdings) Ltd..                         51,666
      6,500  Apex Mortgage Capital, Inc.                                  41,795
      4,100  Arden Realty, Inc.                                           87,740
     10,940  Associated Banc-Corp.                                       367,147
      5,790  Bank of Bermuda, Ltd.                                       181,690
      2,800  Bank of Hawaii Corp.                                         82,936

     11,000  Bear Stearns Co., Inc.                                      671,550
        800  Camden Property Trust                                        25,072
     28,100  Colonial BancGroup, Inc.                                    336,076
     10,400  Compass Bancshares, Inc.                                    335,920
      2,100  Delphi Financial Group, Inc., Class A                        81,375
      2,600  Financial Federal Corp. *                                    72,852
     10,200  First Tennessee National Corp.                              378,216

             FINANCIALS (CONTINUED)
     13,800  FirstMerit Corp.                                        $   315,330
      4,600  Getty Realty Corp.                                           90,068
     21,900  Hibernia Corp., Class A                                     431,649
      6,100  IPC Holdings, Ltd.                                          190,137
     13,800  Marshall & Ilsley Corp.                                     388,608
      6,800  Mid-Atlantic Realty Trust                                   111,860
        400  Platinum Underwriters Holdings,
             Ltd. (Bermuda) *                                             10,040
     13,000  Principal Financial Group, Inc. *                           364,650
     16,000  Protective Life Corp.                                       457,280
     10,000  Radian Group, Inc.                                          352,700
      5,000  RAIT Investment Trust                                       106,050
      3,800  Reckson Assoc. Realty Corp.                                  77,178
      5,200  Reinsurance Group of America, Inc.                          142,948
     11,700  SAFECO Corp.                                                416,052
      5,500  Sky Financial Group, Inc.                                   105,710
      6,100  TCF Financial Corp.                                         258,884
     19,100  Universal American Financial Corp.*                          88,433
                                                                     -----------
                                                                       7,399,177
                                                                     -----------

             HEALTHCARE - 8.53%
     33,300  Apogent Technologies, Inc. *                                605,394
      7,700  Biogen, Inc. *                                              282,513
      8,700  Celgene Corp. *                                             192,705
      2,900  CorVel Corp. *                                               95,700
     17,000  ICN Pharmaceuticals, Inc.                                   141,950
     15,600  IDEXX Laboratories, Inc. *                                  538,200
      6,300  MAXIMUS, Inc. *                                             128,394
      4,200  Ocular Sciences, Inc. *                                      89,670
     26,200  Omnicare, Inc.                                              569,326
     12,600  Orthodontic Centers of America, Inc. *                      120,204
      1,400  Orthofix International N.V. *                                35,560
      4,900  PolyMedica Corp. *                                          137,739
                                                                     -----------
                                                                       2,937,355
                                                                     -----------

             INDUSTRIALS - 17.54%
      3,500  Albany International Corp., Class A                          74,165
     10,000  Avery Dennison Corp.                                        622,400
      3,300  Carlisle Cos., Inc.                                         122,991
      2,100  Curtiss-Wright Corp., Class B                               127,470
      9,000  Deswell Industries, Inc. (Hong Kong)                        126,540
      9,000  Eaton Corp.                                                 615,510
      6,250  Genesee & Wyoming, Inc., Class A *                          136,875
      9,800  Granite Construction, Inc.                                  156,996
     13,000  Ingersoll-Rand Co., Class A                                 507,000
      6,700  Kadant, Inc. *                                               96,815
     18,000  Manpower, Inc.                                              613,800
     18,000  Mueller Industries, Inc. *                                  481,500

     13,000  Parker-Hannifin Corp.                                       567,190
      7,400  Quixote Corp.                                               145,928
     17,500  R. R. Donnelley & Sons Co.                                  350,875
     27,000  Republic Services, Inc., Class A *                          555,660
      4,600  Simpson Manufacturing Co., Inc. *                           162,380
      2,700  Trex Co., Inc. *                                             76,950
      7,500  United Stationers, Inc. *                                   222,975
      2,900  USFreightways Corp.                                          81,490
     10,000  WCI Communities, Inc. *                                      99,500
      4,500  Werner Enterprises, Inc.                                     92,025
                                                                     -----------
                                                                       6,037,035
                                                                     -----------

  COMMON STOCKS (CONTINUED)

             INFORMATION TECHNOLOGY - 12.15%
     22,500  Andrew Corp. *                                          $   193,500
      7,200  ANSYS, Inc. *                                               141,120
     15,100  Arrow Electronics, Inc. *                                   198,263
     45,700  Atmel Corp. *                                                76,319
     16,600  ATMI, Inc. *                                                305,274
      2,800  Black Box Corp. *                                           118,384
     21,000  Cable Design Technologies Corp. *                           102,900
     17,500  Convergys Corp. *                                           260,400
     15,100  DuPont Photomasks, Inc. *                                   315,439
     10,100  ESS Technology, Inc.                                         55,045
      4,100  Investment Technology Group, Inc. *                         130,790
     23,800  LSI Logic Corp. *                                           140,420
      9,100  Maxtor Corp. *                                               34,216
     23,300  McDATA Corp., Class B *                                     154,945
      6,500  Molex, Inc.                                                 171,665
     10,200  Pericom Semiconductor Corp. *                                87,710
     23,600  Quantum Corp. - DLT & Storage Systems *                      69,856
     13,700  Reynolds and Reynolds Co., Class A                          324,279
     16,100  Storage Technology Corp. *                                  284,648
     11,600  SunGard Data Systems, Inc. *                                257,172
      8,900  Synopsys, Inc. *                                            336,865
      3,800  Technitrol, Inc.                                             55,594
     11,100  Teradyne, Inc. *                                            134,421
      9,700  Varian Semiconductor Equipment, Inc. *                      231,054
                                                                     -----------
                                                                       4,180,279
                                                                     -----------

             MATERIALS - 6.38%
      7,300  Air Products & Chemicals, Inc.                              322,660
      3,600  Florida Rock Industries, Inc.                               126,180
      9,100  Freeport-McMoRan Copper & Gold,
             Inc., Class B *                                             111,020
     18,000  Martin Marietta Materials, Inc.                             501,120
     28,010  MeadWestvaco Corp.                                          586,809
     17,000  Monsanto Co.                                                281,010
      5,800  Sigma-Aldrich Corp.                                         265,350
                                                                     -----------
                                                                       2,194,149
                                                                     -----------

             TELECOMMUNICATION SERVICES - 0.99%
     12,000  CenturyTel, Inc.                                        $   339,960
                                                                     -----------

             UTILITIES - 5.57%
     26,000  Alliant Energy Corp.                                        416,520
     18,000  Constellation Energy Group, Inc.                            460,440
      4,400  Peoples Energy Corp.                                        159,940
      7,900  PNM Resources, Inc.                                         174,195
      4,900  Questar Corp.                                               126,420
      5,200  WGL Holdings, Inc.                                          120,276
     20,000  Wisconsin Energy Corp.                                      459,600
                                                                     -----------
                                                                       1,917,391
                                                                     -----------
             TOTAL COMMON STOCKS                                      32,718,446
             (Cost $37,822,352)

  INVESTMENT COMPANY - 4.65%


  1,601,819  SSgA Prime Money Market Fund                              1,601,819
                                                                     -----------
             TOTAL INVESTMENT COMPANY                                  1,601,819
             (Cost $1,601,819)


  TOTAL INVESTMENTS  - 99.72%                                         34,320,265
                                                                     -----------
  (Cost $39,424,171**)
  NET OTHER ASSETS AND LIABILITIES  - 0.28%                               94,801
                                                                     -----------
         TOTAL NET ASSETS  - 100.00%                                 $34,415,066
                                                                     -----------

      *     Non-income producing.

      **    Aggregate cost for Federal tax purposes was $39,450,098.

                MULTI-CAP GROWTH FUND -- Portfolio of Investments

                                                                        Value
    Shares                                                             (Note 2)
    ------                                                             --------
  COMMON STOCKS - 95.44%

             CONSUMER DISCRETIONARY - 11.53%
      2,710  A.C. Moore Arts & Crafts, Inc. *                        $    42,655
      6,100  Accenture, Ltd., Class A *                                  102,968
      4,180  Hollywood Entertainment Corp. *                              82,179
      2,335  Home Depot, Inc.                                             67,435
      9,600  Host Marriott Corp.                                          78,720
      1,000  Knight-Ridder, Inc.                                          60,180
      2,190  Leapfrog Enterprises, Inc. *                                 59,853
     16,300  Liberty Media Corp., Class A *                              134,801
      9,900  Lowe's Cos., Inc.                                           413,127
      4,600  Mattel, Inc.                                                 84,456
      1,100  MGM Mirage *                                                 34,361
      2,630  Moore Corp., Ltd. *                                          29,061
      2,120  Multimedia Games, Inc. *                                     47,064
        960  O'Reilly Automotive, Inc. *                                  26,179
      1,740  Pacific Sunwear of California, Inc.*                         40,664
      2,100  Ryanair Holdings PLC, ADR *                                  78,141
      5,630  Scientific Games Corp., Class A *                            42,900
      4,520  Station Casinos, Inc. *                                      81,315
      4,100  USA Interactive *                                           103,894
                                                                     -----------
                                                                       1,609,953
                                                                     -----------

             CONSUMER SERVICES - 4.40%
      2,000  CNF, Inc.                                                    64,380
      2,300  Lamar Advertising Co. *                                      78,062
      8,200  Omnicom Group, Inc.                                         472,566
                                                                     -----------
                                                                         615,008
                                                                     -----------

             CONSUMER STAPLES - 3.60%
      7,000  CVS Corp.                                                   194,110
      1,650  Interstate Bakeries Corp.                                    41,102
        870  Panera Bread Co., Class A *                                  28,275
      5,000  Philip Morris Cos., Inc.                                    203,750
      5,010  Swedish Match AB                                             35,998
                                                                     -----------
                                                                         503,235
                                                                     -----------

             ENERGY - 1.69%
      7,820  Chesapeake Energy Corp.                                      54,583
        623  Cimarex Energy Co. *                                          9,906
      2,600  GlobalSantaFe Corp.                                          62,140
      1,170  Helmerich & Payne, Inc.                                      33,123
      3,170  XTO Energy, Inc.                                             76,238
                                                                     -----------
                                                                         235,990
                                                                     -----------

             FINANCIALS - 12.12%
      8,308  American International Group, Inc.                          519,665
      2,480  AMERIGROUP Corp. *                                           72,441
     16,855  Citigroup, Inc.                                             622,792
      1,600  Countrywide Credit Industries, Inc.                          80,496
        890  F.N.B. Corp.                                                 25,588
      4,050  Freddie Mac                                                 249,399
        420  Hancock Holding Co.                                          20,446

      2,200  Legg Mason, Inc.                                            102,212
                                                                     -----------
                                                                       1,693,039
                                                                     -----------

             HEALTHCARE - 25.48%
      5,500  Abbott Laboratories                                         230,285
      3,140  Abgenix, Inc. *                                              21,352
        500  AMN Healthcare Services, Inc. *                               7,230

             HEALTHCARE (CONTINUED)
        850  Anthem, Inc. *                                          $    53,550
     10,600  AstraZeneca PLC, ADR                                        398,030
      2,400  Cephalon, Inc. *                                            120,648
      1,090  Digene Corp. *                                                9,036
      1,980  Edwards Lifesciences Corp. *                                 50,866
      6,990  Eli Lilly & Co.                                             387,945
      2,400  Guidant Corp. *                                              70,968
      6,200  HCA, Inc.                                                   269,638
      3,700  Health Management Associates, Inc.*                          70,744
      5,100  Human Genome Sciences, Inc. *                                49,827
      3,600  Laboratory Corporation of
             America Holdings *                                           86,760
      2,600  McKesson Corp.                                               77,506
      9,100  Millennium Pharmaceuticals, Inc. *                           67,704
      1,650  NPS Pharmaceuticals, Inc. *                                  42,867
      9,700  Pharmacia Corp.                                             417,100
     27,300  Schering-Plough Corp.                                       582,855
      1,500  St. Jude Medical, Inc. *                                     53,415
      4,400  Watson Pharmaceuticals, Inc. *                              120,956
      3,200  WellPoint Health Networks, Inc. *                           240,672
      3,830  Wyeth                                                       128,305
                                                                     -----------
                                                                       3,558,259
                                                                     -----------

             INDUSTRIALS - 5.52%
      1,460  AGCO Corp. *                                                 37,084
      8,880  ASE Test, Ltd. *                                             37,829
      3,920  Bunge, Ltd.                                                  99,490
      1,940  ElkCorp                                                      30,574
     13,500  General Electric Co.                                        340,875
        180  Granite Construction, Inc.                                    2,884
      1,360  IMC Global, Inc.                                             14,960
      2,500  Manpower, Inc.                                               85,250
      1,800  PACCAR, Inc.                                                 79,416
      1,580  STERIS Corp. *                                               41,917
                                                                     -----------
                                                                         770,279
                                                                     -----------

             INFORMATION TECHNOLOGY - 26.96%
      2,000  Borland Software Corp. *                                     26,860
      6,500  Broadcom Corp., Class A *                                    77,870
      7,810  Cadence Design Systems, Inc. *                               79,115
     26,200  Cisco Systems, Inc. *                                       292,916
     15,270  Clear Channel Communications, Inc.*                         565,754
     23,900  Dell Computer Corp. *                                       683,779
     18,060  First Data Corp.                                            631,016
      9,600  Flextronics International, Ltd. *                            80,256
        710  Harman International Industries, Inc.                        39,760
      2,940  Hyperion Solutions Corp. *                                   79,380
      5,600  Intel Corp.                                                  96,880
      1,300  Intuit, Inc. *                                               67,496

        780  Investment Technology Group, Inc. *                          24,882
      2,870  J.D. Edwards & Co. *                                         34,038
      9,700  Lam Research Corp. *                                        122,123
     12,100  Microsoft Corp. *                                           646,987
      3,280  Nam Tai Electronics, Inc.                                    66,420
      3,791  Network Associates, Inc. *                                   60,239
      4,300  Pericom Semiconductor Corp. *                                36,976
      1,050  Rudolph Technologies, Inc. *                                 17,934
      4,200  VeriSign, Inc. *                                             33,894
                                                                     -----------
                                                                       3,764,575
                                                                     -----------

  COMMON STOCKS (CONTINUED)
             MATERIALS - 0.12%
      2,180  PolyOne Corp.                                           $    17,440
                                                                     -----------

             TELECOMMUNICATIONS - 3.64%
      4,630  EchoStar Communications Corp., Class A *                     94,406
        740  Entercom Communications Corp. *                              36,423
      6,500  Nextel Communications, Inc., Class A *                       73,452
      3,300  Univision Communications, Inc., Class A *                    85,503
      4,900  Viacom, Inc., Class B *                                     218,589
                                                                     -----------
                                                                         508,373
                                                                     -----------

             TRANSPORTATION - 0.38%
        690  SCS Transportation, Inc. *                                    6,279
      1,690  Yellow Corp. *                                               46,796
                                                                     -----------
                                                                          53,075
                                                                     -----------
             TOTAL COMMON STOCKS                                      13,329,226
             (Cost $13,833,817)

  Par Value
  ---------
  CERTIFICATE OF DEPOSIT - 2.22%

   $309,236  State Street Eurodollar                                     309,236
                                                                     -----------
             TOTAL CERTIFICATE OF DEPOSIT                                309,236
             (Cost $309,236)

INVESTMENT COMPANY - 4.54%

    634,076  SSgA Prime Money Market Fund                            $  634,076
                                                                     ----------
             TOTAL INVESTMENT COMPANY                                   634,076
             (Cost $634,076)


  TOTAL INVESTMENTS  - 102.20%                                       14,272,538
                                                                    -----------
  (Cost $14,777,129**)
  NET OTHER ASSETS AND LIABILITIES  - (2.20)%                          (307,033)
                                                                    -----------
         TOTAL NET ASSETS  - 100.00%                                $13,965,505
                                                                    -----------

      *     Non-income producing.

      **    Aggregate cost for Federal tax purposes was $15,103,020.

      ADR   American Depository Receipt.

      PLC   Public Limited Company.

               INTERNATIONAL STOCK FUND-- Portfolio of Investments

                                                                        Value
    Shares                                                             (Note 2)
    ------                                                             --------
  COMMON STOCKS - 95.37%

             AUSTRALIA - 1.36%
     54,983  BHP, Ltd.                                               $   295,669
     18,100  TABCORP Holdings, Ltd.                                      116,317
                                                                     -----------
                                                                         411,986
                                                                     -----------
             AUSTRIA - 0.21%
      1,100  Erste Bank der oesterreichischen
             Sparkassen AG                                                64,325
                                                                     -----------

             BELGIUM - 1.12%
      2,400  Ackermans & van Haaren N.V.                                  41,509
     13,500  Fortis Group                                                246,561
      7,899  Solvus S.A.                                                  51,445
        499  Solvus S.A. Strip VVPR                                            5
                                                                     -----------
                                                                         339,520
                                                                     -----------
             BRAZIL - 1.21%
      2,900  Brasileira Distribuicao Pao de Acucar, ADR                   45,008
      4,800  Companhia De Bebidas, ADR                                    69,456
      3,600  Companhia Vale do Rio Doce, ADR *                            94,860
     20,400  Copel, ADR                                                   46,920
      3,100  Embraer Aircraft Corp., ADR                                  48,608
     12,200  Souza Cruz, S.A.                                             62,271
                                                                     -----------
                                                                         367,123
                                                                     -----------
             CHILE - 0.46%
      6,300  AFP Provida, ADR                                            138,600
                                                                     -----------

             CHINA - 0.88%
      9,920  China Mobile HK, Ltd., ADR *                                121,520
      5,760  CNOOC, Ltd., ADR                                            143,885
                                                                     -----------

                                                                         265,405
                                                                     -----------
             CROATIA - 0.38%
      9,600  Pliva d.d., GDR (C)                                         115,536
                                                                     -----------

             DENMARK - 0.80%
      8,800  Novo Nordisk A/S                                            242,075
                                                                     -----------

             EGYPT - 0.35%
      9,100  Commercial International Bank of Egypt (C)                   46,592
      9,300  Egypt Mobile Telecom                                         58,239
                                                                     -----------
                                                                         104,831
                                                                     -----------
             FINLAND - 3.18%
      6,700  Amer Group, Ltd.                                            199,310
     35,000  Nokia Oyj                                                   593,227
      5,000  TietoEnator Oyj                                              70,960
      4,400  Vaisala Oyj                                                 100,016
                                                                     -----------
                                                                         963,513
                                                                     -----------

             FRANCE - 6.75%
      8,020  BNP Paribas                                             $   319,107
      3,800  Carbone-Lorraine, S.A.                                       95,804
      3,700  Carrefour S.A.                                              171,426
      7,500  GrandVision S.A.                                            130,529
      7,200  Lagardere S.C.A.                                            316,438
      4,300  Neopost, S.A. *                                             149,589
      2,000  Schneider Electric S.A.                                      92,505
      8,465  Suez, S.A.                                                  148,496
      4,130  Total Fina Elf, Series B                                    567,761
      2,300  Union Financiere de France Banque S.A.                       54,327
                                                                     -----------
                                                                       2,045,982
                                                                     -----------
             GERMANY - 1.94%
      7,000  Bayerische Motoren Werke (BMW) AG                           249,397
      5,600  Hawesko Holding AG                                           83,017
      1,800  Medion AG                                                    69,734
      3,100  Siemens AG NPV                                              146,416
      4,511  Techem AG *                                                  40,704
                                                                     -----------
                                                                         589,268
                                                                     -----------
             GREECE - 0.06%
      2,090  Greek Organization of Football
             Prognostics                                                  19,210
                                                                     -----------
             HONG KONG - 1.96%
     25,000  CLP Holdings, Ltd.                                          101,290
     89,200  Esprit Asia Holdings, Ltd.                                  149,823
     71,000  Hong Kong and China Gas Co., Ltd.                            93,309
     30,000  Shaw Brothers (Hong Kong), Ltd.                              23,079
    372,000  Tingyi Holdings Corp.                                       101,355
     46,000  Yue Yuen Industrial Holdings, Ltd.                          126,805
                                                                     -----------
                                                                         595,661
                                                                     -----------
             HUNGARY - 0.57%
      1,050  EGIS Rt.                                                     55,465
      2,280  Gedeon Richter Rt.                                          117,920
                                                                     -----------
                                                                         173,385
                                                                     -----------
             INDIA - 1.45%
      4,550  Hindalco Industries, Ltd., GDR                               46,644
     15,700  Hindustan Lever, Ltd.                                        52,063
     17,600  Reliance Industries, Ltd.                                    97,102
     15,100  Satyam Computer Services                                     73,516
     35,600  State Bank of India                                         169,199
                                                                     -----------
                                                                         438,524
                                                                     -----------
             INDONESIA - 0.65%
    302,500  HM Sampoerna Tbk PT                                          97,501
     73,500  Telekomunikasi Indonesia                                     24,487
     11,200  Telekomunikasi Indonesia, ADR                                74,704
                                                                     -----------
                                                                         196,692
                                                                     -----------

  COMMON STOCKS (CONTINUED)

             IRELAND - 3.28%
     20,816  Allied Irish Banks PLC                                     $292,129
     11,000  Anglo Irish Bank Corp.                                       73,381
     25,600  Bank of Ireland - Ord                                       283,365
      2,000  CRH PLC GB                                                   25,340
     13,387  CRH PLC IE                                                  168,687
      6,500  DCC PLC                                                      61,349
    189,809  Uts Waterford Wedgwood                                       90,042
                                                                     -----------
                                                                         994,293
                                                                     -----------
             ISRAEL - 0.34%
     39,800  Bank Hapoalim, Ltd.                                          59,225
      3,600  Koor Industries, Ltd. *                                      43,324
        100  TTI Team Telecom International, Ltd. *                          625
                                                                     -----------
                                                                         103,174
                                                                     -----------
             ITALY - 5.21%
     18,920  Alleanza Assicurazioni SpA                                  135,752
      2,500  Davide Campari-Milano SpA                                    74,543
     39,500  ENI SpA                                                     547,311
     27,300  Interpump Group SpA                                         106,843
      8,600  Natuzzi SpA, ADR                                             90,644
      4,400  Permasteelisa SpA                                            63,271
     20,100  San Paolo - IMI SpA                                         125,148
     54,900  Telecom Italia SpA                                          435,146
                                                                     -----------
                                                                       1,578,658
                                                                     -----------
             JAPAN - 10.35%
      4,100  ACOM Co., Ltd.                                              126,575
      2,400  ADERANS Co., Ltd.                                            52,100
      1,400  Aiful Corp.                                                  58,730
      2,400  Belluna Co., Ltd.                                            80,935
      9,000  Canon, Inc.                                                 331,365
         44  East Japan Railway Co.                                      199,992
      6,000  Hisamitsu Pharmaceutical Co., Inc.                           76,488
      7,000  Japan Digital Laboratory Co., Ltd.                           47,782
     12,000  Kao Corp.                                                   273,694
      2,640  KOSE Corp.                                                   81,502
      1,500  Meitec Corp.                                                 33,418
     65,000  Nikko Cordial Corp.                                         259,968
      4,000  Nippon Ceramic Co., Ltd.                                     21,439
         49  Nippon Telegraph & Telephone Corp.                          179,212
     55,000  Nissan Motor Co., Ltd.                                      421,578
      3,600  Nissin Kogyo Co., Ltd.                                       82,548
         72  NTT DoCoMo, Inc.                                            132,546
      3,400  Sammy Corp.                                                  90,840
      3,000  Secom Techno Service Co., Ltd.                               51,562
      7,000  Sony Corp.                                                  300,493
      7,300  Toyota Motor Corp.                                          177,200
         40  Yoshinoya D&C Co., Ltd.                                      57,997
                                                                     -----------
                                                                       3,137,964
                                                                     -----------

             MEXICO - 2.17%
     86,000  America Telecom, S.A. de C.V., Series A1 *              $    52,522
     30,300  Carso Global Telecom, Series A1 *                            32,294
      2,954  Cemex S.A., ADR                                              59,878
      1,970  Femsa, ADR                                                   71,314
     41,300  Grupo Financiero Banorte, Series O                           91,940
      2,500  Grupo Televisa, S.A. de C.V., ADR *                          70,250
     26,900  Kimberly-Clark de Mexico, Class A                            65,024
      3,100  Panamerican Beverages, Inc., Class A                         26,350
      4,700  Telefonos de Mexico, ADR                                    143,350
      5,000  Tubos de Acero de Mexico, S.A., ADR                          45,750
                                                                     -----------
                                                                         658,672
                                                                     -----------
             NETHERLANDS - 9.14%
     17,300  ABN AMRO Holding N.V.                                       253,557
      2,400  Boskalis Westminster N.V.                                    42,576
      3,500  Euronext N.V.                                                69,527
      2,719  Fugro N.V.                                                  108,831
     12,300  Head N.V.                                                    24,677
     10,721  Heineken N.V.                                               429,862
      6,979  Hunter Douglas N.V.                                         171,054
      1,432  IHC Caland N.V.                                              63,403
      5,900  Imtech N.V.                                                  88,514
     94,200  Koninklijke KPN *                                           595,826
      8,263  Philips Electronics N.V.                                    147,810
     12,500  Royal Dutch Petroleum Co.                                   539,612
      6,300  Telegraag Holdings                                           95,574
      6,078  United Services Group N.V.                                   49,256
      4,100  Van der Moolen Holding N.V.                                  91,373
                                                                     -----------
                                                                       2,771,452
                                                                     -----------
             NORWAY - 0.27%
      6,300  Ekornes ASA                                                  59,994
     19,000  P4 Radio Hele Norge                                          22,935
                                                                     -----------
                                                                          82,929
                                                                     -----------
             PERU - 0.18%
      7,000  Credicorp, Ltd.                                              53,830
                                                                     -----------

             PHILIPPINES - 0.33%
      6,700  Philippine Long Distance Telephone Co.,
             ADR *                                                        28,140
     61,900  San Miguel Corp., Class B                                    71,658
                                                                     -----------
                                                                          99,798
                                                                     -----------
             RUSSIA - 0.80%
      2,900  Lukoil, ADR                                                 189,419
      2,700  Wimm-Bill-Dann Foods OJSC, ADR *                             53,919
                                                                     -----------
                                                                         243,338
                                                                     -----------
             SINGAPORE - 1.43%
     27,000  Overseas Chinese Banking Corp., Ltd.                        158,927
     24,000  United Overseas Bank, Ltd.                                  182,019
    146,000  Want Want Holdings, Ltd.                                     91,250
                                                                     -----------
                                                                         432,196
                                                                     -----------

  COMMON STOCKS (CONTINUED)
             SOUTH AFRICA - 2.67%
     32,300  ABSA Group, Ltd.                                        $   103,489
        500  Impala Platinum Holdings, Ltd.                               28,786
     81,866  Iscor, Ltd.                                                 189,347
     38,500  Kumba Resources, Ltd.                                       134,919
     41,000  Old Mutual (C)                                               50,957
    103,700  Sanlam, Ltd.                                                 78,391
      6,500  Sappi, Ltd.                                                  76,796
      9,100  Sasol, Ltd.                                                  99,542
     67,100  Steinhoff International Holdings, Ltd.                       48,037
                                                                     -----------
                                                                         810,264
                                                                     -----------
             SOUTH KOREA - 3.70%
      1,650  Hite Brewery Co., Ltd.                                       71,475
      5,586  Kookmin Bank                                                185,363
        400  Korea Telecom Corp.                                          16,445
      5,940  KT Corp., ADR                                               122,007
      1,400  LG Household & Health Care, Ltd.                             41,193
        700  Pohang Iron & Steel Co., Ltd.                                65,509
      2,400  Posco, ADR                                                   55,512
      2,019  Samsung Electronics, Ltd., GDR (C)                          288,212
      2,074  Samsung Fire & Marine Insurance                             125,440
        470  Samsung SDI Co., Ltd.                                        29,080
      6,139  SK Telecom Co., Ltd., ADR                                   123,210
                                                                     -----------
                                                                       1,123,446
                                                                     -----------
             SPAIN - 2.63%
     10,000  Abengoa, S.A.                                                51,392
      4,200  Aldeasa, S.A.                                                58,527
     12,400  Altadis, S.A.                                               261,642
      6,600  Banco Pastor, S.A.                                          107,626
     20,166  Endesa, S.A.                                                207,870
     10,100  Prosegur, CIA de Seguridad S.A.                             111,797
                                                                     -----------
                                                                         798,854
                                                                     -----------
             SWEDEN - 0.88%
      8,200  Alfa Laval *                                                 59,365
     12,160  Elekta AB *                                                 113,849
      3,900  Sandvik AB                                                   92,559
                                                                     -----------
                                                                         265,773
                                                                     -----------
             SWITZERLAND - 4.49%
         44  Bank Sarasin & Cie, Registered, Class B                      43,260
     10,300  Cie Fin Richemont AG UTS                                    177,478
        340  Edipresse, S.A. - Bearer                                     98,791
         70  Gurit-Heberlein AG                                           34,056
        300  Kaba Holding AG, Series B                                    48,652
     14,100  Novartis AG                                                 536,408
      8,900  UBS AG *                                                    423,079
                                                                     -----------
                                                                       1,361,724
                                                                     -----------
             TAIWAN - 1.67%
      6,628  China Steel Corp., GDR                                       70,588
     83,427  Chinatrust Financial Holding Co., Ltd. *                     66,597
     10,238  Compal Electronics, Inc., GDR                                56,002
     29,000  Compal Electronics, Inc.                                     32,259
    139,000  Fubon Group Co., Ltd.                                       121,375
     16,100  Quanta Computer, Inc.                                        32,711
     87,831  Taiwan Cellular Corp.                                        76,694

     12,034  United Microelectronics Corp., ADR                           49,941
                                                                     -----------
                                                                         506,167
                                                                     -----------
             THAILAND - 0.46%
     78,800  Delta Electronics (Thailand) Public Co., Ltd.               $54,577
     60,100  PTT PLC (C)                                                  52,725
     19,900  Thai Union Frozen Products Public Co., Ltd.                   8,315
     59,800  Thai Union Frozen Products Public Co.,
             Ltd. - Foreign                                               25,127
                                                                     -----------
                                                                         140,744
                                                                     -----------
             TURKEY - 0.11%
     29,152  Turkiye Garanti Bankasi A.S., ADR (C)*                       32,595
                                                                     -----------

             UNITED KINGDOM - 21.65%
     24,696  Amersham PLC                                                222,771
     83,700  Ashtead Group PLC - Ord                                      33,040
     26,200  Barclays PLC                                                181,042
     31,600  Boots Co. PLC - Ord                                         293,941
     58,100  BP PLC                                                      372,406
     55,990  BT Group PLC                                                158,870
     25,700  Cadbury Schweppes PLC                                       167,141
      7,500  Carpetright PLC - Ord                                        76,448
     21,400  Collins Stewart Holdings PLC                                 93,877
      6,536  De La Rue PLC                                                24,830
     37,700  Diageo PLC                                                  424,650
      7,788  Euromoney Publications PLC                                   21,916
     36,314  FKI PLC - Ord                                                39,740
     35,100  GlaxoSmithKline PLC                                         669,458
     50,700  HSBC Holdings PLC                                           564,344
     21,300  Imperial Tobacco Group PLC                                  332,994
     17,300  Intertek Testing Services PLC *                             119,002
     11,300  John Wood Group PLC                                          28,265
    155,400  Kidde PLC                                                   162,773
     69,800  Kingfisher PLC                                              243,887
     14,300  Luminar PLC - Ord                                           153,987
     10,673  Man Group PLC                                               158,847
     17,700  Northgate PLC - Ord                                         108,887
      7,200  Royal Bank of Scotland Group PLC                            169,292
      4,000  Signet Group PLC, ADR                                       167,400
     26,333  Singer & Friedlander Group PLC                               52,489
     17,388  SSL International PLC - Ord                                  96,094
     19,300  Standard Chartered PLC - Ord                                224,485
     59,500  Tesco PLC                                                   184,411
     15,800  Trinity Mirror PLC                                           88,592
     39,800  Unilever PLC                                                392,928
    290,500  Vodafone Group PLC                                          466,642
     20,500  William Hill PLC                                             69,305
                                                                     -----------
                                                                       6,564,754
                                                                     -----------
             VENEZUELA - 0.28%
      7,234  CANTV, ADR                                                   85,723
                                                                     -----------

             TOTAL COMMON STOCKS                                      28,917,984
             (Cost $31,818,773)


  PREFERRED STOCKS - 1.16%
             BRAZIL - 0.73%
  1,748,000  Banco Itau, S.A.                                        $   77,646
    620,100  Caemi Mineracao e Metalurgica S.A.                          90,675

  4,400,000  Telemar Norte Leste S.A., Class A                            54,143
                                                                     -----------
                                                                         222,464
                                                                     -----------
             GERMANY - 0.43%
      3,800  Fielmann AG                                                 131,444
                                                                     -----------
             TOTAL PREFERRED STOCKS                                      353,908
             (Cost $400,712)

  WARRANTS AND RIGHTS - 0.01%

             SINGAPORE - 0.01%
      8,200  Want Want Holdings Wts 10/24/04 *                             1,722
                                                                     -----------
             TOTAL WARRANTS AND RIGHTS                                     1,722
             (Cost $205)


  Par Value
  ---------
  CERTIFICATE OF DEPOSIT - 2.60%

$   789,434  State Street Eurodollar                                     789,434
                                                                     -----------
             TOTAL CERTIFICATE OF DEPOSIT                                789,434
             (Cost $789,434)

  TOTAL INVESTMENTS  - 99.14%                                         30,063,048
                                                                     -----------
  (Cost $33,009,124**)
  NET OTHER ASSETS AND LIABILITIES  - 0.86%                              259,941
                                                                     -----------
         TOTAL NET ASSETS  - 100.00%                                 $30,322,989
                                                                     -----------

      *     Non-income producing.
      **    Aggregate cost for Federal tax purposes was $33,013,166.
      (C) Security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.
      ADR   American Depository Receipt.
      GDR   Global Depository Receipt.
      PLC   Public Limited Company.

OTHER INFORMATION:

Industry Concentration as a Percentage of Net Assets                 % of Net Assets
----------------------------------------------------                 ---------------
     Banks                                                                13.76%
     Oil & Gas                                                             8.38%
     Communication Services                                                7.88%
     Drugs & Healthcare                                                    7.52%
     Food & Beverages                                                      6.86%
     Telecommunications                                                    6.66%
     Financial Services                                                    6.05%
     Retail Trade                                                          4.43%
     Electronics                                                           3.77%
     Mining                                                                3.54%
     Automobiles                                                           3.07%
     Certificate of Deposit                                                2.60%
     Tobacco                                                               2.49%
     Business Services                                                     2.45%
     Household Appliances & Home Furnishings                               2.00%
     Computers & Business Equipment                                        1.81%
     Leisure Time                                                          1.71%
     Retail Grocery                                                        1.32%
     Insurance                                                             1.29%
     Manufacturing                                                         1.25%
     Household Products                                                    1.21%
     Electric Utilities                                                    1.17%
     Railroads & Equipment                                                 1.02%
     Industrial Machinery                                                  0.86%
     Net Other Assets and Liabilities                                      0.86%
     Construction & Mining Equipment                                       0.84%
     Gas & Pipeline Utilities                                              0.80%
     Electrical Equipment                                                  0.72%
     Chemicals                                                             0.70%
     Hotels & Restaurants                                                  0.58%
     Paper                                                                 0.47%
     Apparel & Textiles                                                    0.42%
     Software                                                              0.35%
     Conglomerates                                                         0.34%
     Publishing                                                            0.29%
     Construction Materials                                                0.20%
     Cosmetics & Toiletries                                                0.17%
     Aerospace                                                             0.16%
                                                                         ------
                                                                         100.00%
                                                                         ======

           Statements of Assets and Liabilities as of October 31, 2002

                                                      Cash Reserves        Bond         High Income
                                                          Fund             Fund             Fund
                                                      -------------   -------------    ------------
ASSETS:
Investments (Note 2):
   Investments at cost                                 $33,913,959    $ 122,922,458    $ 36,819,093
   Net unrealized appreciation (depreciation)                   --        3,220,177      (3,719,922)
                                                       -----------    -------------    ------------
      Total investments at value                        33,913,959      126,142,635      33,099,171
Foreign currency (Cost $13,975, $17 and $211,169,
   respectively) (Note 2)                                       --               --          14,022
Collateral held for securities on loan, at value
   (Note 7)                                                     __       10,012,550       7,462,026
Receivables:
   Investments sold                                             --               --          42,684
   Fund shares sold                                        117,135          562,996         143,660
   Dividends and interest                                  160,284        1,375,935         774,032
   Due from Advisor, net                                     4,900               --           4,241
   Foreign tax reclaims                                         --               --           7,494
Prepaid insurance and registration fees                     12,746           15,556          13,210
Deferred organization and offering costs                     1,337            1,337           1,337
                                                       -----------    -------------    ------------
   Total Assets                                         34,210,361      138,111,009      41,561,877
                                                       -----------    -------------    ------------

LIABILITIES:
Net unrealized depreciation on forward currency
   contracts                                                    --               --           1,657
Payables:
   Investments purchased (regular delivery)                     --               --         323,482
   Investments purchased (delayed delivery)                     --        4,265,330              --
   Due to Advisor, net                                          --            5,847              --
   Fund shares repurchased                                  51,982           75,629          45,457
   Upon return of securities loaned (Note 7)                    --       10,012,550       7,462,026
   Administration and transfer agent fees                    7,107           22,397           9,478
   Distribution fees - Class B                              10,911           37,397           9,806
   Shareholder servicing fees                                   --           25,423           7,018
   Trustees' fees                                               28              101              28
   Accrued expenses and other payables                      16,735           79,926          87,197
                                                       -----------    -------------    ------------
   Total Liabilities                                        86,763       14,524,600       7,946,149
                                                       -----------    -------------    ------------
NET ASSETS                                             $34,123,598    $ 123,586,409    $ 33,615,728
                                                       ===========    =============    ============

NET ASSETS consist of:
   Paid-in capital                                     $34,121,708    $ 120,916,046    $ 42,373,661
   Accumulated undistributed net investment income           1,890           41,587         118,476
   Accumulated net realized gain (loss) on
      investments sold and foreign currency related
      transactions                                              --         (591,401)     (5,154,960)
   Net unrealized appreciation (depreciation) of
      investments (including appreciation
      (depreciation) of foreign currency related
      transactions)                                             --        3,220,177      (3,721,449)
                                                       -----------    -------------    ------------

NET ASSETS                                             $34,123,598    $ 123,586,409    $ 33,615,728
                                                       ===========    =============    ============

Class A Shares:
   Net assets                                          $16,487,429    $  63,069,280    $ 18,054,963
   Shares of beneficial interest outstanding            16,508,592        6,198,467       2,746,376
   NET ASSET VALUE and redemption price per share      $      1.00    $       10.17    $       6.57
   Sales charge of offering price*                           0.056             0.46            0.30
                                                       -----------    -------------    ------------
   Maximum offering price per share                    $     1.056    $       10.63    $       6.87
                                                       ===========    =============    ============

Class B Shares:
   Net assets                                          $17,636,169    $  60,517,129    $ 15,560,765
   Shares of beneficial interest outstanding            17,650,647        5,945,532       2,361,779
   NET ASSET VALUE and redemption price per share**    $      1.00    $       10.18    $       6.59
                                                       ===========    =============    ============

----------
* Sales charge of offering price is 5.3% for the Cash Reserves Fund, 4.3% for the Bond Fund and High Income Fund, 5.3% for the Balanced Fund, Growth and Income Fund, Capital Appreciation Fund, Mid-Cap Fund, Multi-Cap Growth Fund, and International Stock Fund.

** Redemption price per share is equal to the Net Asset Value per share less any applicable deferred sales charge.

   Balanced            Growth and           Capital              Mid-Cap            Multi-Cap       International Stock
     Fund             Income Fund       Appreciation Fund          Fund            Growth Fund             Fund
-------------        -------------      -----------------      ------------        ------------     -------------------
$ 182,324,429        $ 161,581,167        $ 145,616,945        $ 39,424,171        $ 14,777,129        $ 33,009,124
  (21,756,405)         (35,976,204)         (34,952,264)         (5,103,906)           (504,591)         (2,946,076)
  160,568,024          125,604,963          110,664,681          34,320,265          14,272,538          30,063,048
           --                   --                   --                  --                  17             206,353
    5,863,730                   --            6,450,430           6,612,602           1,901,737                  --

       59,541              836,917              179,988              95,574             102,512               2,512
      139,414              103,319              215,432              93,546              21,103              16,197
    1,034,774              133,921              101,141              40,760              12,132              51,170
           --                   --                   --               3,266              19,378               1,379
           --                   --                   --                  --                 832              42,393
       20,415               19,872               18,696               6,066               5,545              13,669
        1,337                1,337                1,337                  --                  --               1,337
-------------
  167,687,235          126,700,329          117,631,705          41,172,079          16,335,794          30,398,058

           --                   --                   --                  --                  --                  --

           --                   --              219,663              52,807             395,391               8,201
           --                   --                   --                  --                  --                  --
       58,540               31,210               30,790                  --                  --                  --
      290,027              289,041              316,992              39,366              32,651              11,423
    5,863,730                   --            6,450,430           6,612,602           1,901,737                  --
       45,168               50,610               51,951              16,420              13,272              10,611
       56,976               44,626               33,837               7,177               3,544               2,846
       37,152               25,878               22,660               7,005               2,790               6,231
          130                  101                   88                  28                  11                  25
       44,012               34,601               40,463              21,608              20,893              35,732
    6,395,735              476,067            7,166,874           6,757,013           2,370,289              75,069
$ 161,291,500        $ 126,224,262        $ 110,464,831        $ 34,415,066        $ 13,965,505        $ 30,322,989

$ 188,630,451        $ 178,636,746        $ 165,369,105        $ 41,346,080        $ 37,358,315        $ 43,815,635

       29,295              336,079                   --                  --                  --             211,895

   (5,611,841)         (16,772,359)         (19,952,010)         (1,827,108)        (22,888,349)        (10,757,064)

  (21,756,405)         (35,976,204)         (34,952,264)         (5,103,906)           (504,461)         (2,947,477)

$ 161,291,500        $ 126,224,262        $ 110,464,831        $ 34,415,066        $ 13,965,505        $ 30,322,989

$  70,388,523        $  53,895,570        $  55,864,547        $ 22,650,056        $  7,915,042        $ 25,731,646
    6,925,650            5,750,409            5,800,444           2,622,436           2,265,949           3,676,293
$       10.16        $        9.37        $        9.63        $       8.64        $       3.49        $       7.00
         0.57                 0.52                 0.54                0.48                0.20                0.39
$       10.73        $        9.89        $       10.17        $       9.12        $       3.69        $       7.39

$  90,902,977        $  72,328,692        $  54,600,284        $ 11,765,010        $  6,050,463        $  4,591,343
    8,936,612            7,830,948            5,862,976           1,377,656           1,767,260             666,671
$       10.17        $        9.24        $        9.31        $       8.54        $       3.42        $       6.89

          Statements of Operations For the Year Ended October 31, 2002

                                                                             Cash Reserves         Bond            High Income
                                                                                 Fund              Fund                Fund
                                                                             -------------      -----------        -----------
INVESTMENT INCOME:
   Dividends                                                                   $      --        $        --        $    29,886
   Interest                                                                      520,696          4,755,609          2,769,408
        Less: Foreign taxes withheld                                                  --                 --                 --
   Securities lending income (Note 7)                                                 --             18,800             16,208
                                                                               ---------        -----------        -----------
        Total investment income                                                  520,696          4,774,409          2,815,502
                                                                               ---------        -----------        -----------

EXPENSES:
Management fees (Note 3)                                                         103,583            432,610            162,092
Administration and transfer agent fees (Note 3)                                   78,252            222,856            105,691
Registration expenses                                                             26,717             38,217             25,171
Custodian and accounting fees                                                     21,253             49,907             70,512
Professional fees                                                                 10,242             17,946             13,621
Reports to shareholders expense                                                    6,404             22,549              7,167
Trustees' fees                                                                       533              2,426                896
Distribution fees - Class B (Note 3)                                              88,314            320,527            119,956
Shareholder servicing fees - Class A (Note 3)                                         --            109,462             33,693
Shareholder servicing fees - Class B (Note 3)                                         --            106,842             39,985
Amortization of organization and offering costs                                    8,403              8,403              8,403
Other expenses                                                                     1,512              2,038              1,526
                                                                               ---------        -----------        -----------
   Total expenses before reimbursement                                           345,213          1,333,783            588,713
   Less reimbursement (Note 3)                                                  (114,473)          (234,662)          (174,043)
                                                                               ---------        -----------        -----------
   Total expenses net of reimbursement/waiver                                    230,740          1,099,121            414,670
                                                                               ---------        -----------        -----------

NET INVESTMENT INCOME (LOSS)                                                     289,956          3,675,288          2,400,832
                                                                               ---------        -----------        -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 2):
   Net realized gain (loss) on investments (including net realized gain
     on foreign currency related transactions)                                       209           (196,277)        (2,514,369)
   Net change in unrealized appreciation (depreciation) on:
       Investments (including net unrealized appreciation (depreciation)
      on foreign currency related transactions)                                       --            820,040             12,505
       Delayed delivery commitments                                                   --             29,012                 --
                                                                               ---------        -----------        -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS                                                                     209            652,775         (2,501,864)
                                                                               ---------        -----------        -----------

NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                                                              $ 290,165        $ 4,328,063        $  (101,032)
                                                                               =========        ===========        ===========

  Balanced           Growth and            Capital            Mid-Cap           Multi-Cap     International Stock
    Fund             Income Fund      Appreciation Fund        Fund            Growth Fund            Fund
------------        ------------      -----------------     -----------        -----------    -------------------
$  1,378,127        $  2,942,232        $  1,324,336        $   479,127        $    92,405        $   821,409
   4,837,889              42,886              89,795             26,126             11,947              7,550
      (9,543)            (20,430)               (779)            (1,470)              (645)           (85,857)
      32,866              23,127              33,681             20,499             10,576                 --
   6,239,339           2,987,815           1,447,033            524,282            114,283            743,102

   1,109,117             860,960           1,041,366            315,358            132,589            340,221
     512,749             640,022             664,882            166,288            159,983            124,755
      31,849              29,185              36,634             26,603             25,011             23,543
      74,259              51,189              48,241             32,626             70,007            135,934
      15,283              15,030              14,686             12,156             11,651             16,250
      39,999              34,695              31,637              7,107             14,557              7,410
       5,055               4,695               4,275                961                619                881
     744,390             710,257             544,676             82,257             52,835             38,074
     178,454             154,593             165,563             55,570             26,537             68,314
     248,130             236,752             181,559             27,419             17,612             12,691
       8,403               8,403               8,403              8,045                 --              8,403
       3,094               3,077               2,899              1,767              1,242              3,551
   2,970,782           2,748,858           2,744,821            736,157            512,643            780,027
    (348,289)           (473,218)           (533,959)          (189,165)          (247,687)          (223,636)
   2,622,493           2,275,640           2,210,862            546,992            264,956            556,391

   3,616,846             712,175            (763,829)           (22,710)          (150,673)           186,711

  (5,425,164)        (11,682,629)        (18,825,034)        (1,820,724)        (3,994,374)        (4,860,881)

 (13,885,176)        (15,809,898)        (21,162,999)        (3,749,561)         1,269,174          3,177,444
          --                  --                  --                 --                 --                 --

 (19,310,340)        (27,492,527)        (39,988,033)        (5,570,285)        (2,725,200)        (1,683,437)

$(15,693,494)       $(26,780,352)       $(40,751,862)       $(5,592,995)       $(2,875,873)       $(1,496,726)

                       Statements of Changes in Net Assets

                                                                     Cash Reserves                              Bond
                                                                         Fund                                   Fund
                                                          -----------------------------------    -----------------------------------
                                                             Year Ended         Year Ended          Year Ended         Year Ended
                                                          October 31, 2002   October 31, 2001    October 31, 2002   October 31, 2001
                                                          ----------------   ----------------    ----------------   ----------------
NET ASSETS at beginning of period                           $ 21,079,081       $  7,968,979       $  59,931,894       $ 24,261,094
                                                            ------------       ------------       -------------       ------------
Increase (decrease) in net assets from operations:
   Net investment income                                         289,956            476,559           3,675,288          1,885,769
   Net realized gain (loss)                                          209              1,543            (196,277)           454,653
   Net change in unrealized appreciation (depreciation)               --                 --             849,052          2,228,685
                                                            ------------       ------------       -------------       ------------
   Net increase (decrease) in net assets from operations         290,165            478,102           4,328,063          4,569,107
                                                            ------------       ------------       -------------       ------------
Distributions to shareholders from:
   Net investment income
      Class A                                                   (216,708)          (316,064)         (2,039,552)        (1,025,122)
      Class B                                                    (92,098)          (176,874)         (1,671,380)          (848,018)
   Net realized gains
      Class A                                                         --                 --                  --                 --
      Class B                                                         --                 --                  --                 --
                                                            ------------       ------------       -------------       ------------
      Total distributions                                       (308,806)          (492,938)         (3,710,932)        (1,873,140)
                                                            ------------       ------------       -------------       ------------
Capital Share transactions:
   Class A Shares
      Shares sold                                             21,190,375         12,283,394          41,332,553         14,831,688
      Issued to shareholders in reinvestment of
        distributions                                            210,661            315,621           1,786,879          1,009,640
      Shares redeemed                                        (16,411,363)        (6,186,298)         (9,237,828)        (1,660,691)
                                                            ------------       ------------       -------------       ------------
      Net increase from capital share transactions             4,989,673          6,412,717          33,881,604         14,180,637
                                                            ------------       ------------       -------------       ------------
   Class B Shares
      Shares sold                                             16,212,551         10,789,920          36,680,612         20,417,680
      Issued to shareholders in reinvestment of
        distributions                                             82,151            165,658           1,538,634            783,880
      Shares redeemed                                         (8,221,217)        (4,243,357)         (9,063,466)        (2,407,364)
                                                            ------------       ------------       -------------       ------------
      Net increase (decrease) from capital share
        transactions                                           8,073,485          6,712,221          29,155,780         18,794,196
                                                            ------------       ------------       -------------       ------------
Total increase (decrease) in net assets                       13,044,517         13,110,102          63,654,515         35,670,800
                                                            ------------       ------------       -------------       ------------
NET ASSETS at end of period (including line A)              $ 34,123,598       $ 21,079,081       $ 123,586,409       $ 59,931,894
                                                            ============       ============       =============       ============
(A) Undistributed net investment income                     $      1,890       $     18,518       $      41,587       $     50,080
                                                            ============       ============       =============       ============

OTHER INFORMATION:
Capital Share transactions:
   Class A Shares
      Shares sold                                             21,190,375         12,284,411           4,124,743          1,494,449
      Issued to shareholders in reinvestment of
        distributions                                            210,661            315,621             178,267            102,021
      Shares redeemed                                        (16,411,363)        (6,186,330)           (920,707)          (167,779)
                                                            ------------       ------------       -------------       ------------
      Net increase in shares outstanding                       4,989,673          6,413,702           3,382,303          1,428,691
                                                            ------------       ------------       -------------       ------------
   Class B Shares
      Shares sold                                             16,212,551         10,790,897           3,656,087          2,057,074
      Issued to shareholders in reinvestment of
        distributions                                             82,217            165,658             153,439             79,086
      Shares redeemed                                         (8,221,217)        (4,243,357)           (904,228)          (242,869)
                                                            ------------       ------------       -------------       ------------
      Net increase (decrease) in shares outstanding            8,073,551          6,713,198           2,905,298          1,893,291
                                                            ------------       ------------       -------------       ------------

             High Income                               Balanced                               Growth and Income
                Fund                                     Fund                                       Fund
 ------------------------------------     -------------------------------------     -------------------------------------
    Year Ended          Year Ended           Year Ended          Year Ended           Year Ended            Year Ended
 October 31, 2002    October 31, 2001     October 31, 2002     October 31, 2001     October 31, 2002     October 31, 2001
 ----------------    ----------------     ----------------     ----------------     ----------------     ----------------
   $ 26,001,418        $ 20,665,369        $ 153,890,837        $  90,756,675        $ 153,046,513        $ 153,786,144
   ------------        ------------        -------------        -------------        -------------

      2,400,832           2,200,655            3,616,846            2,494,740              712,175              147,490
     (2,514,369)         (2,071,907)          (5,425,164)             324,720          (11,682,629)          (3,581,030)
         12,505            (900,341)         (13,885,176)         (15,069,207)         (15,809,898)         (33,460,157)
   ------------        ------------        -------------        -------------        -------------
       (101,032)           (771,593)         (15,693,494)         (12,249,747)         (26,780,352)         (36,893,697)
   ------------        ------------        -------------        -------------        -------------

     (1,156,441)           (935,780)          (1,833,263)          (1,076,606)            (292,751)            (211,027)
     (1,234,221)         (1,266,039)          (1,789,041)          (1,429,673)             (85,177)                  --

             --                  --               (7,375)                  --                   --                   --
             --                  --              (10,923)                  --                   --                   --
   ------------        ------------        -------------        -------------        -------------
     (2,390,662)         (2,201,819)          (3,640,602)          (2,506,279)            (377,928)            (211,027)
   ------------        ------------        -------------        -------------        -------------

      9,220,488           3,735,460           28,546,455           44,717,880           22,622,112           28,203,036
      1,013,855             905,633            1,805,389            1,071,165              281,776              208,105
     (1,945,016)           (890,153)         (13,512,339)          (5,714,452)         (13,557,494)          (7,565,418)
   ------------        ------------        -------------        -------------        -------------
      8,289,327           3,750,940           16,839,505           40,074,593            9,346,394           20,845,723
   ------------        ------------        -------------        -------------        -------------

      4,644,092           5,986,897           32,020,263           48,621,621           15,766,634           33,228,377
        948,007             937,999            1,750,062            1,400,125               80,479                   --
     (3,775,422)         (2,366,375)         (23,875,071)         (12,206,151)         (24,857,478)         (17,709,007)
   ------------        ------------        -------------        -------------        -------------
      1,816,677           4,558,521            9,895,254           37,815,595           (9,010,365)          15,519,370
   ------------        ------------        -------------        -------------        -------------
      7,614,310           5,336,049            7,400,663           63,134,162          (26,822,251)            (739,631)
   ------------        ------------        -------------        -------------        -------------
   $ 33,615,728        $ 26,001,418        $ 161,291,500        $ 153,890,837        $ 126,224,262        $ 153,046,513
   ============        ============        =============        =============        =============
   $    118,476        $    139,826        $      29,295        $      32,890        $     336,079        $          --
   ============        ============        =============        =============        =============

      1,349,361             485,384            2,551,705            3,732,153            2,017,774            2,274,905
        145,994             118,887              164,546               89,954               23,066               16,218
       (283,678)           (115,869)          (1,270,860)            (482,481)          (1,315,343)            (607,809)
   ------------        ------------        -------------        -------------        -------------
      1,211,677             488,402            1,445,391            3,339,626              725,497            1,683,314
   ------------        ------------        -------------        -------------        -------------

        661,204             768,870            2,860,546            4,045,142            1,405,391            2,609,700
        135,975             122,861              159,002              117,087                6,619                   --
       (544,269)           (309,079)          (2,234,853)          (1,037,965)          (2,391,552)          (1,448,428)
   ------------        ------------        -------------        -------------        -------------
        252,910             582,652              784,695            3,124,264             (979,542)           1,161,272
   ------------        ------------        -------------        -------------        -------------

                       Statements of Changes in Net Assets

                                                              Capital Appreciation                          Mid-Cap
                                                                     Fund                                    Fund
                                                     -------------------------------------    --------------------------------------
                                                        Year Ended           Year Ended          Year Ended         Period Ended
                                                     October 31, 2002     October 31, 2001    October 31, 2002   October 31, 2001(1)
                                                     ----------------     ----------------    ----------------   -------------------
NET ASSETS at beginning of period                     $ 132,468,254        $  92,970,739        $ 21,537,383        $         --

Increase (decrease) in net assets from operations:
   Net investment income (loss)                            (763,829)            (858,623)            (22,710)            (13,345)
   Net realized loss                                    (18,825,034)             (88,162)         (1,820,724)            (11,839)
   Net change in unrealized appreciation
      (depreciation)                                    (21,162,999)         (29,034,662)         (3,749,561)         (1,354,345)
   Net decrease in net assets from operations           (40,751,862)         (29,981,447)         (5,592,995)         (1,379,529)

Distributions to shareholders from:
   Net investment income
      Class A                                                    --                   --             (13,146)                 --
      Class B                                                    --                   --                  --                  --
   Net realized gains
      Class A                                              (257,737)                  --                (673)                 --
      Class B                                              (310,070)                  --                (289)                 --
      Total distributions                                  (567,807)                  --             (14,108)                 --

Capital Stock transactions:
   Class A Shares
      Shares sold                                        29,009,832           40,362,213          13,525,603          16,428,330
      Issued to shareholders in reinvestment of
        distributions                                       239,042                   --              12,087                  --
      Shares redeemed                                   (13,187,774)          (4,729,322)         (2,813,603)           (160,789)
      Net increase (decrease) from capital share
        transactions                                     16,061,100           35,632,891          10,724,087          16,267,541
   Class B Shares
      Shares sold                                        19,895,760           43,067,242          10,185,948           6,908,680
      Issued to shareholders in reinvestment of
        distributions                                       300,902                   --                 284                  --
      Shares redeemed                                   (16,941,516)          (9,221,171)         (2,425,533)           (259,309)

      Net increase from capital share transactions        3,255,146           33,846,071           7,760,699           6,649,371

Total increase (decrease) in net assets                 (22,003,423)          39,497,515          12,877,683          21,537,383

NET ASSETS at end of period (including line A)        $ 110,464,831        $ 132,468,254        $ 34,415,066        $ 21,537,383

(A) Undistributed (distributions in excess of) net
      investment income                               $          --        $          --        $         --        $      4,434

OTHER INFORMATION:
Capital Share transactions:
   Class A Shares
      Shares sold                                         2,352,415            2,809,993           1,305,725           1,635,961
      Issued to shareholders in reinvestment of
        distributions                                        17,166                   --               1,123                  --
      Shares redeemed                                    (1,237,319)            (325,472)           (303,588)            (16,785)
      Net increase (decrease) in shares outstanding       1,132,262            2,484,521           1,003,260           1,619,176

   Class B Shares
      Shares sold                                         1,623,969            2,941,139             981,301             683,257
      Issued to shareholders in reinvestment of
        distributions                                        22,155                   --                  27                  --
      Shares redeemed                                    (1,605,193)            (657,868)           (260,248)            (26,681)
      Net increase in shares outstanding                     40,931            2,283,271             721,080             656,576

(1)   Fund commenced investment operations on February 28, 2001.

          Multi-Cap Growth                       International Stock
                Fund                                    Fund
 ------------------------------------    ------------------------------------
    Year Ended          Year Ended          Year Ended          Year Ended
 October 31, 2002    October 31, 2001    October 31, 2002    October 31, 2001
 ----------------    ----------------    ----------------    ----------------
   $ 20,165,733        $ 29,397,251        $ 30,615,597        $ 37,567,387
   ------------        ------------        ------------        ------------

       (150,673)           (168,588)            186,711             117,504
     (3,994,374)        (12,090,030)         (4,860,881)         (3,933,175)
      1,269,174          (2,866,802)          3,177,444          (5,132,090)
   ------------        ------------        ------------        ------------
     (2,875,873)        (15,125,420)         (1,496,726)         (8,947,761)
   ------------        ------------        ------------        ------------

             --                  --                  --            (224,139)
             --                  --                  --              (3,445)

             --                  --                  --                  --
             --                  --                  --                  --
   ------------        ------------        ------------        ------------
             --                  --                  --            (227,584)
   ------------        ------------        ------------        ------------

      5,436,877           3,999,384           2,504,106           2,135,362
             --                  --                  --             131,201
     (9,428,205)         (1,228,403)         (1,390,593)           (803,045)
   ------------        ------------        ------------        ------------
     (3,991,328)          2,770,981           1,113,513           1,463,518
   ------------        ------------        ------------        ------------

      2,390,062           4,539,979           1,157,084           1,727,460
             --                  --                  --               3,391
     (1,723,089)         (1,417,058)         (1,066,479)           (970,814)
   ------------        ------------        ------------        ------------
        666,973           3,122,921              90,605             760,037
   ------------        ------------        ------------        ------------
     (6,200,228)         (9,231,518)           (292,608)         (6,951,790)
   ------------        ------------        ------------        ------------
   $ 13,965,505        $ 20,165,733        $ 30,322,989        $ 30,615,597
   ============        ============        ============        ============
   $         --        $       (138)       $    211,895        $         --
   ============        ============        ============        ============

      1,455,729             700,809             327,893             253,466
             --                  --                  --              15,982
     (2,295,593)           (230,590)           (185,165)            (93,092)
   ------------        ------------        ------------        ------------
       (839,864)            470,219             142,728             176,356
   ------------        ------------        ------------        ------------

        592,071             805,359             148,932             197,258
             --                  --                  --                 416
       (460,827)           (276,029)           (142,873)           (117,041)
   ------------        ------------        ------------        ------------
        131,244             529,330               6,059              80,633
   ------------        ------------        ------------        ------------

Financial Highlights for a Share of Beneficial Interest Outstanding Throughout each Period

                                                                                         CASH RESERVES FUND
                                                                -------------------------------------------------------------------
                                                                Year Ended    Year Ended   Year Ended   Year Ended     Inception(a)
                                                                10/31/2002    10/31/2001   10/31/2000   10/31/1999    to 10/31/1998
CLASS A

Net Asset Value, Beginning of Period                             $  1.00       $  1.00       $ 1.00       $ 1.00         $ 1.00
   Income from Investment Operations:
      Net investment income                                         0.01          0.04         0.06         0.05           0.04
        Total from investment operations                            0.01          0.04         0.06         0.05           0.04
   Less Distributions:
      Distributions from net investment income                     (0.01)        (0.04)       (0.06)       (0.05)         (0.04)
        Total distributions                                        (0.01)        (0.04)       (0.06)       (0.05)         (0.04)
Net increase in net asset value                                       --            --           --           --             --
Net Asset Value, End of Period                                   $  1.00       $  1.00       $ 1.00       $ 1.00         $ 1.00

Total Return+                                                       1.57%         4.50%        5.77%        4.60%          4.21%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                             $16,487       $11,508       $5,104       $4,481         $4,339
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                      0.99%         1.25%        2.07%        2.63%          4.76%(2)
   After reimbursement of expenses by Advisor                       0.55%         0.55%        0.55%        0.55%          0.55%(2)
Ratios of net investment income to average net assets:
   After reimbursement of expenses by Advisor                       1.46%         3.96%        5.61%        4.41%          4.88%(2)

CLASS B

Net Asset Value, Beginning of Period                             $  1.00       $  1.00       $ 1.00       $ 1.00         $ 1.00
   Income from Investment Operations:
      Net investment income                                         0.01          0.04         0.05         0.04           0.03
        Total from investment operations                            0.01          0.04         0.05         0.04           0.03
   Less Distributions:
      Distributions from net investment income                     (0.01)        (0.04)       (0.05)       (0.04)         (0.03)
        Total distributions                                        (0.01)        (0.04)       (0.05)       (0.04)         (0.03)
Net increase in net asset value                                       --            --           --           --             --
Net Asset Value, End of Period                                   $  1.00       $  1.00       $ 1.00       $ 1.00         $ 1.00

Total Return+                                                       0.81%         3.72%        4.97%        3.81%          3.50%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                             $17,636       $ 9,571       $2,865       $3,501         $  894
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                      1.74%         2.00%        2.82%        3.38%          5.51%(2)
   After reimbursement of expenses by Advisor                       1.30%         1.30%        1.30%        1.30%          1.30%(2)
Ratios of net investment income (loss) to average net assets:
   After reimbursement of expenses by Advisor                       0.71%         3.21%        4.86%        3.92%          4.13%(2)

----------
(1)   Not annualized

(2)   Annualized

+     Total return without applicable sales charge.

(a)   Fund commenced investment operations on December 29, 1997.

Financial Highlights for a Share of Beneficial Interest Outstanding Throughout each Period

                                                                                         BOND FUND
                                                         -------------------------------------------------------------------------
                                                         Year Ended     Year Ended      Year Ended     Year Ended     Inception(a)
                                                         10/31/2002     10/31/2001      10/31/2000     10/31/1999    to 10/31/1998
CLASS A

Net Asset Value, Beginning of Period                      $ 10.23        $  9.57         $  9.74         $10.14         $10.00
   Income from Investment Operations:
      Net investment income                                  0.47           0.55            0.63           0.51           0.45
      Net  realized and unrealized gain
        (loss) on investments                               (0.06)(c)       0.67           (0.17)         (0.35)          0.14
        Total from investment operations                     0.41           1.22            0.46           0.16           0.59
   Less Distributions:
      Distributions from net investment income              (0.47)         (0.56)          (0.63)         (0.51)         (0.45)
      Distributions from capital gains                         --             --              --          (0.05)            --
        Total distributions                                 (0.47)         (0.56)          (0.63)         (0.56)         (0.45)
Net increase (decrease) in net asset value                  (0.06)          0.66           (0.17)         (0.40)          0.14
Net Asset Value, End of Period                            $ 10.17        $ 10.23         $  9.57         $ 9.74         $10.14

Total Return+                                                4.21%         13.07%           4.89%          1.60%          6.08%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                      $63,069        $28,813         $13,279         $7,991         $4,797
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor               1.17%          1.28%           1.66%          2.02%          4.83%(2)
   After reimbursement of expenses by Advisor                0.90%          0.90%           0.90%          0.90%          0.60%(2)
Ratios of net investment income to average net assets:
   After reimbursement of expenses by Advisor                4.62%          5.53%           6.52%          5.18%          5.37%(2)
Portfolio Turnover                                             90%           109%            366%           725%            95%

CLASS B

Net Asset Value, Beginning of Period                      $ 10.24        $  9.58         $  9.75         $10.14         $10.00
   Income from Investment Operations:
      Net investment income                                  0.39           0.48            0.55           0.44           0.39
      Net realized and unrealized gain
        (loss) on investments                               (0.05)(c)       0.66           (0.17)         (0.35)          0.14
        Total from investment operations                     0.34           1.14            0.38           0.09           0.53
   Less Distributions:
      Distributions from net investment income              (0.40)         (0.48)          (0.55)         (0.44)         (0.39)
      Distributions from capital gains                         --             --              --          (0.04)            --
   Total distributions                                      (0.40)         (0.48)          (0.55)         (0.48)         (0.39)
Net increase (decrease) in net asset value                  (0.06)          0.66           (0.17)         (0.39)          0.14
Net Asset Value, End of Period                            $ 10.18        $ 10.24         $  9.58         $ 9.75         $10.14

Total Return+                                                3.44%         12.23%           4.10%          0.94%          5.36%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                      $60,517        $31,119         $10,982         $7,508         $2,225
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor               1.92%          2.03%           2.41%          2.77%          5.58%(2)
   After reimbursement of expenses by Advisor                1.65%          1.65%           1.65%          1.65%          1.35%(2)
Ratios of net investment income to average net assets:
   After reimbursement of expenses by Advisor                3.87%          4.78%           5.77%          4.58%          4.62%(2)
Portfolio Turnover                                             90%           109%            366%           725%            95%

--------------------------------------------------------------------------------
(1)   Not annualized

(2)   Annualized

+     Total return without applicable sales charge.

(a)   Fund commenced investment operations on December 29, 1997.

(c) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

Financial Highlights for a Share of Beneficial Interest Outstanding Throughout each Period

(d)

                                                                                       HIGH INCOME FUND
                                                         ---------------------------------------------------------------------------
                                                         Year Ended      Year Ended      Year Ended     Year Ended      Inception(a)
                                                         10/31/2002      10/31/2001      10/31/2000     10/31/1999     to 10/31/1998
CLASS A

Net Asset Value, Beginning of Period                      $  7.13         $  8.02         $  8.88         $ 8.85         $10.00
   Income from Investment Operations:
      Net investment income                                  0.58            0.74            0.81           0.80           0.61
      Net realized and unrealized gain
        (loss) on investments                               (0.55)          (0.88)          (0.86)          0.06          (1.15)
        Total from investment operations                     0.03           (0.14)          (0.05)          0.86          (0.54)
   Less Distributions:
      Distributions from net investment income              (0.59)          (0.75)          (0.81)         (0.80)         (0.61)
      Distributions from capital gains                         --              --              --          (0.03)            --
        Total distributions                                 (0.59)          (0.75)          (0.81)         (0.83)         (0.61)
Net increase (decrease) in net asset value                  (0.56)          (0.89)          (0.86)          0.03          (1.15)
Net Asset Value, End of Period                            $  6.57         $  7.13         $  8.02         $ 8.88         $ 8.85

Total Return+                                                0.33%          (1.94)%         (0.81)%         9.69%         (5.78)%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                      $18,055         $10,939         $ 8,394         $7,879         $6,045
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor               1.59%           1.68%           1.62%          1.97%          3.52%(2)
   After reimbursement of expenses by Advisor                1.00%           1.00%           1.00%          1.00%          1.00%(2)
Ratios of net investment income to average net assets:
   After reimbursement of expenses by Advisor                8.55%           9.75%           9.40%          8.72%          7.47%(2)
Portfolio Turnover                                             47%             38%             41%            48%            56%

CLASS B

Net Asset Value, Beginning of Period                      $  7.14         $  8.04         $  8.90         $ 8.85         $10.00
   Income from Investment Operations:
      Net investment income                                  0.54            0.69            0.75           0.74           0.55
      Net realized and unrealized gain
        (loss) on investments                               (0.55)          (0.89)          (0.86)          0.06          (1.15)
        Total from investment operations                    (0.01)          (0.20)          (0.11)          0.80          (0.60)
   Less Distributions:
      Distributions from net investment income              (0.54)          (0.70)          (0.75)         (0.74)         (0.55)
      Distributions from capital gains                         --              --              --          (0.01)            --
   Total distributions                                      (0.54)          (0.70)          (0.75)         (0.75)         (0.55)
Net increase (decrease) in net asset value                  (0.55)          (0.90)          (0.86)          0.05          (1.15)
Net Asset Value, End of Period                            $  6.59         $  7.14         $  8.04         $ 8.90         $ 8.85

Total Return+                                               (0.27)%         (2.77)%         (1.54)%         9.02%         (6.39)%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                      $15,561         $15,063         $12,271         $9,399         $3,632
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor               2.34%           2.43%           2.37%          2.72%          4.27%(2)
   After reimbursement of expenses by Advisor                1.75%           1.75%           1.75%          1.75%          1.75%(2)
Ratios of net investment income to average net assets:
   After reimbursement of expenses by Advisor                7.80%           9.00%           8.65%          8.13%          6.72%(2)
Portfolio Turnover                                             47%             38%             41%            48%            56%

----------
(1)   Not annualized

(2)   Annualized

+     Total return without applicable sales charge.

(a)   Fund commenced investment operations on December 29, 1997.

Financial Highlights for a Share of Beneficial Interest Outstanding Throughout each Period

(b)

                                                                                        BALANCED FUND
                                                         --------------------------------------------------------------------------
                                                         Year Ended    Year Ended      Year Ended      Year Ended      Inception(a)
                                                         10/31/2002    10/31/2001      10/31/2000      10/31/1999     to 10/31/1998
CLASS A

Net Asset Value, Beginning of Period                      $ 11.28       $ 12.65         $ 12.05         $ 10.68         $ 10.00
   Income from Investment Operations:
      Net investment income                                  0.28          0.30            0.34            0.27            0.21
      Net  realized and unrealized gain
        (loss) on investments                               (1.12)        (1.37)           0.69            1.38            0.68
        Total from investment operations                    (0.84)        (1.07)           1.03            1.65            0.89
   Less Distributions:
      Distributions from net investment income              (0.28)        (0.30)          (0.35)          (0.27)          (0.21)
      Distributions from capital gains                      (0.00)*          --           (0.08)          (0.01)             --
        Total distributions                                 (0.28)        (0.30)          (0.43)          (0.28)          (0.21)

Net increase (decrease) in net asset value                  (1.12)        (1.37)           0.60            1.37            0.68
Net Asset Value, End of Period                            $ 10.16       $ 11.28         $ 12.65         $ 12.05         $ 10.68

Total Return+                                               (7.59)%       (8.54)%          8.67%          15.58%           8.92%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                      $70,389       $61,836         $27,088         $15,297         $15,670
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor               1.30%         1.35%           1.28%           1.47%           3.40%(2)
   After reimbursement of expenses by Advisor                1.10%         1.10%           1.10%           1.10%           1.10%(2)
Ratios of net investment income to average net assets:
   After reimbursement of expenses by Advisor                2.56%         2.55%           2.83%           2.36%           2.53%(2)
Portfolio Turnover                                             48%           57%            187%            349%             60%

CLASS B

Net Asset Value, Beginning of Period                      $ 11.29       $ 12.66         $ 12.05         $ 10.68         $ 10.00
   Income from Investment Operations:
      Net investment income                                  0.20          0.21            0.25            0.18            0.14
      Net  realized and unrealized gain
        (loss) on investments                               (1.12)        (1.37)           0.69            1.38            0.68
        Total from investment operations                    (0.92)        (1.16)           0.94            1.56            0.82
   Less Distributions:
      Distributions from net investment income              (0.20)        (0.21)          (0.25)          (0.18)          (0.14)
      Distributions from capital gains                      (0.00)*          --           (0.08)          (0.01)             --
   Total distributions                                      (0.20)        (0.21)          (0.33)          (0.19)          (0.14)
Net increase (decrease) in net asset value                  (1.12)        (1.37)           0.61            1.37            0.68
Net Asset Value, End of Period                            $ 10.17       $ 11.29         $ 12.66         $ 12.05         $ 10.68

Total Return+                                               (8.27)%       (9.22)%          7.93%          14.72%           8.24%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                      $90,903       $92,054         $63,669         $31,263         $ 7,440
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor               2.05%         2.10%           2.03%           2.22%           4.15%(2)
   After reimbursement of expenses by Advisor                1.85%         1.85%           1.85%           1.85%           1.85%(2)
Ratios of net investment income (loss) to average net
   assets:
   After reimbursement of expenses by Advisor                1.81%         1.80%           2.08%           1.62%           1.78%(2)
Portfolio Turnover                                             48%           57%            187%            349%             60%

----------
(1)   Not annualized

(2)   Annualized

+     Total return without applicable sales charge.

(a)   Fund commenced investment operations on December 29, 1997.

*     Amount represents less than $(0.005) per share.

Financial Highlights for a Share of Beneficial Interest Outstanding Throughout each Period

                                                                                 GROWTH AND INCOME FUND
                                                         --------------------------------------------------------------------------
                                                         Year Ended   Year Ended    Year Ended        Year Ended      Inception(a)
                                                         10/31/2002   10/31/2001    10/31/2000        10/31/1999      to 10/31/1998
CLASS A

Net Asset Value, Beginning of Period                     $ 11.14       $ 14.06      $  13.21           $ 10.88         $ 10.00
   Income from Investment Operations:
      Net investment income                                 0.10(b)       0.06          0.07(b)           0.09            0.07
      Net  realized and unrealized gain
        (loss) on investments                              (1.82)        (2.92)         0.84              2.33            0.89
        Total from investment operations                   (1.72)        (2.86)         0.91              2.42            0.96
   Less Distributions:
      Distributions from net investment income             (0.05)        (0.06)        (0.04)            (0.09)          (0.07)
      Distributions from capital gains                        --            --         (0.02)               --              --
      Distributions in excess of net investment income        --            --            --                --           (0.01)
        Total distributions                                (0.05)        (0.06)        (0.06)            (0.09)          (0.08)
Net increase (decrease) in net asset value                 (1.77)        (2.92)         0.85              2.33            0.88
Net Asset Value, End of Period                           $  9.37       $ 11.14      $  14.06           $ 13.21         $ 10.88

Total Return+                                             (15.51)%      (20.42)%        6.90%            22.33%           9.57%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                     $53,896       $55,966      $ 46,994           $25,646         $11,169
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor              1.30%         1.29%         1.07%             1.25%           2.41%(2)
   After reimbursement of expenses by Advisor               1.00%         1.00%         1.00%             1.00%           1.00%(2)
Ratios of net investment income to average net assets:
   After reimbursement of expenses by Advisor               0.91%         0.60%         0.54%             0.60%           0.81%(2)
Portfolio Turnover                                            18%           24%           14%               19%              5%

CLASS B

Net Asset Value, Beginning of Period                     $ 11.02       $ 13.96      $  13.18           $ 10.88         $ 10.00
   Income from Investment Operations:
      Net investment income (loss)                          0.02(b)      (0.02)        (0.03)(b)         (0.01)           0.01
      Net realized and unrealized gain
        (loss) on investments                              (1.79)        (2.92)         0.84              2.33            0.89
        Total from investment operations                   (1.77)        (2.94)         0.81              2.32            0.90
   Less Distributions:
      Distributions from net investment income             (0.01)           --         (0.01)               --           (0.01)
      Distributions from capital gains                        --            --         (0.02)            (0.02)             --
      Distributions in excess of net investment income        --            --            --                --           (0.01)
   Total distributions                                     (0.01)           --         (0.03)            (0.02)          (0.02)
Net increase (decrease) in net asset value                 (1.78)        (2.94)         0.78              2.30            0.88
Net Asset Value, End of Period                           $  9.24       $ 11.02      $  13.96           $ 13.18         $ 10.88

Total Return+                                             (16.09)%      (21.06)%        6.13%            21.32%           8.97%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                     $72,329       $97,081      $106,762           $55,856         $14,408
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor              2.05%         2.04%         1.82%             2.00%           3.16%(2)
   After reimbursement of expenses by Advisor               1.75%         1.75%         1.75%             1.75%           1.75%(2)
Ratios of net investment income (loss) to average net
   assets:
   After reimbursement of expenses by Advisor               0.16%        (0.15)%       (0.21)%           (0.15)%          0.06%(2)
Portfolio Turnover                                            18%           24%           14%               19%              5%

----------
(1)   Not annualized

(2)   Annualized

+     Total return without applicable sales charge.

(a)   Fund commenced investment operations on December 29, 1997.

(b)   Calculated based on average shares outstanding.

Financial Highlights for a Share of Beneficial Interest Outstanding Throughout each Period

                                                                                  CAPITAL APPRECIATION FUND
                                                         --------------------------------------------------------------------------
                                                         Year Ended       Year Ended    Year Ended      Year Ended      Inception(a)
                                                         10/31/2002       10/31/2001    10/31/2000      10/31/1999     to 10/31/1998
CLASS A

Net Asset Value, Beginning of Period                     $ 12.81          $ 16.44       $ 13.70          $ 11.04        $ 10.00
   Income from Investment Operations:
      Net investment income (loss)                         (0.02)(b)        (0.04)(b)     (0.03)(b)        (0.00)*         0.01
      Net  realized and unrealized gain
        (loss) on investments                              (3.11)           (3.59)         2.78             2.68           1.04
        Total from investment operations                   (3.13)           (3.63)         2.75             2.68           1.05
   Less Distributions:
      Distributions from net investment income                --               --            --               --             --
      Distributions from capital gains                     (0.05)              --         (0.01)           (0.02)            --
      Distributions in excess of net investment income        --               --            --               --          (0.01)
        Total distributions                                (0.05)              --         (0.01)           (0.02)         (0.01)
Net increase (decrease) in net asset value                 (3.18)           (3.63)         2.74             2.66           1.04
Net Asset Value, End of Period                           $  9.63          $ 12.81       $ 16.44          $ 13.70        $ 11.04

Total Return+                                             (24.54)%         (22.08)%       20.12%           24.29%         10.51%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                     $55,865          $59,801       $35,889          $13,262        $13,410
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor              1.58%            1.58%         1.37%            1.71%          3.28%(2)
   After reimbursement of expenses by Advisor               1.20%            1.20%         1.20%            1.20%          1.20%(2)
Ratios of net investment income (loss) to average net
   assets:
   After reimbursement of expenses by Advisor              (0.16)%          (0.30)%       (0.27)%          (0.05)%         0.11%(2)
Portfolio Turnover                                            25%              30%           18%              68%            10%(2)

CLASS B

Net Asset Value, Beginning of Period                     $ 12.48          $ 16.13       $ 13.54          $ 10.98        $ 10.00
   Income from Investment Operations:
      Net investment loss                                  (0.11)(b)        (0.15)(b)     (0.15)(b)        (0.12)         (0.02)
      Net realized and unrealized gain
        (loss) on investments                              (3.01)           (3.50)         2.75             2.68           1.01
        Total from investment operations                   (3.12)           (3.65)         2.60             2.56           0.99
   Less Distributions:
      Distributions from net investment income                --               --            --               --             --
      Distributions from capital gains                     (0.05)              --         (0.01)              --             --
      Distributions in excess of net investment income        --               --            --               --          (0.01)
   Total distributions                                     (0.05)              --         (0.01)              --          (0.01)
Net increase (decrease) in net asset value                 (3.17)           (3.65)         2.59             2.56           0.98
Net Asset Value, End of Period                           $  9.31          $ 12.48       $ 16.13          $ 13.54        $ 10.98

Total Return+                                             (25.12)%         (22.63)%       19.25%           23.32%          9.91%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                     $54,600          $72,667       $57,082          $23,563        $ 7,025
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor              2.33%            2.33%         2.12%            2.46%          4.03%(2)
   After reimbursement of expenses by Advisor               1.95%            1.95%         1.95%            1.95%          1.95%(2)
Ratios of net investment loss to average net assets:
   After reimbursement of expenses by Advisor              (0.91)%          (1.05)%       (1.02)%          (1.03)%        (0.64)%(2)
Portfolio Turnover                                            25%              30%           18%              68%            10%

----------
(1)   Not annualized

(2)   Annualized

+     Total return without applicable sales charge.

(a)   Fund commenced investment operations on December 29, 1997.

(b)   Calculated based on average shares outstanding.

*     Amount represents less than $(0.005) per share.

Financial Highlights for a Share of Beneficial Interest Outstanding Throughout each Period

                                                                       MID-CAP FUND
                                                             ------------------------------
                                                             Year Ended       Inception(a)
                                                             10/31/2002       to 10/31/2001
CLASS A

Net Asset Value, Beginning Period                            $  9.48           $ 10.00
   Income from Investment Operations:
      Net investment income                                     0.02(b)           0.00(b)*
      Net realized and unrealized loss on investments          (0.85)            (0.52)
        Total from investment operations                       (0.83)            (0.52)
   Less Distributions:
      Distributions from net investment income                 (0.01)               --
      Distributions from capital gains                         (0.00)*              --
        Total distributions                                    (0.01)               --

Net decrease in net asset value                                (0.84)            (0.52)

Net Asset Value, End of Period                               $  8.64           $  9.48

Total Return+                                                  (8.79)%           (5.20)%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                         $22,650           $15,345
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                  1.97%             2.29%(2)
   After reimbursement of expenses by Advisor                   1.40%             1.40%(2)
Ratios of net investment income to average net assets:
   After reimbursement of expenses by Advisor                   0.18%             0.03%(2)
Portfolio Turnover                                                31%               30%

CLASS B

Net Asset Value, Beginning Period                            $  9.43           $ 10.00

   Income from Investment Operations:
      Net investment loss                                      (0.06)(b)         (0.05)(b)
      Net realized and unrealized loss on investments          (0.83)            (0.52)
        Total from investment loss operations                  (0.89)            (0.57)

   Less Distributions:
      Distributions from net investment income                    --                --
      Distributions from capital gains                         (0.00)*              --
        Total distributions                                    (0.00)               --

Net decrease in net asset value                                (0.89)            (0.57)

Net Asset Value, End of Period                               $  8.54           $  9.43

Total Return+                                                  (9.43)%           (5.70)%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                         $11,765           $ 6,192
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                  2.72%             3.04%(2)
   After reimbursement of expenses by Advisor                   2.15%             2.15%(2)
Ratios of net investment loss to average net assets:
   After reimbursement of expenses by Advisor                  (0.57)%           (0.72)%(2)
Portfolio Turnover                                                31%               30%

----------
(1)   Not annualized

(2)   Annualized

+     Total return without applicable sales charge.

(a)   Fund commenced investment operations on February 28, 2001.

(b)   Calculated based on average shares outstanding.

*     Amount represents less than $0.005 per share.

Financial Highlights for a Share of Beneficial Interest Outstanding Throughout each Period

                                                                        MULTI-CAP GROWTH FUND+
                                                           ----------------------------------------------
                                                           Year Ended       Year Ended       Inception(a)
CLASS A                                                    10/31/2002       10/31/2001      to 10/31/2000
Net Asset Value, Beginning of Period                       $  4.27           $  7.87         $ 10.00

   Income from Investment Operations:
      Net investment loss                                    (0.02)(b)         (0.02)          (0.02)(b)

      Net realized and unrealized
        loss on investments                                  (0.76)            (3.58)          (2.11)

        Total from investment operations                     (0.78)            (3.60)          (2.13)

Net decrease in net asset value                              (0.78)            (3.60)          (2.13)

Net Assets Value, End of Period                            $  3.49           $  4.27         $  7.87

Total Return+                                               (18.27)%          (45.74)%        (21.30)%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                       $ 7,915           $13,263         $20,731

Ratios of expenses to average net assets:

   Before reimbursement of expenses by Advisor                2.60%             2.36%           1.75%(2)

   After reimbursement of expenses by Advisor                 1.20%             1.20%           1.20%(2)

Ratios of net investment loss to average net assets:
   After reimbursement of expenses by Advisor                (0.55)%           (0.46)%         (0.42)%(2)
Portfolio Turnover                                             214%              230%            151%

CLASS B

Net Asset Value, Beginning of Period                       $  4.22           $  7.83         $ 10.00

   Income from Investment Operations:
      Net investment loss                                    (0.05)(b)         (0.07)          (0.06)(b)

      Net realized and unrealized loss
        on investments                                       (0.75)            (3.54)          (2.11)

        Total from investment operations                     (0.80)            (3.61)          (2.17)

Net decrease in net asset value                              (0.80)            (3.61)          (2.17)

Net Assets Value, End of Period                            $  3.42           $  4.22         $  7.83

Total Return+                                               (18.96)%          (46.10)%        (21.70)%(1)

Ratios/Supplemental Data:

Net Assets, End of Period (in 000's)                       $ 6,050           $ 6,902         $ 8,666

Ratios of expenses to average net assets:

   Before reimbursement of expenses by Advisor                3.35%             3.11%           2.50%(2)

   After reimbursement of expenses by Advisor                 1.95%             1.95%           1.95%(2)

Ratios of net investment loss to average net assets:
   After reimbursement of expenses by Advisor                (1.30)%           (1.21)%         (1.17)%(2)

Portfolio Turnover                                             214%              230%            151%

----------
(1)   Not annualized

(2)   Annualized

+     Total return without applicable sales charge.

(a)   Fund commenced investment operations on February 29, 2000.

(b)   Calculated based on average shares outstanding.

+ Effective May 1, 2002, the Board of Trustees approved changes to the name and subadvisor of the MEMBERS Emerging Growth Fund. The new name is the MEMBERS Multi-Cap Growth Fund. MEMBERS Capital Advisors entered into a subadvisor agreement with Wellington Management Company, LLP for the management of this Fund's investments.

Financial Highlights for a Share of Beneficial Interest Outstanding Throughout each Period

                                                                                 INTERNATIONAL STOCK FUND
                                                        ----------------------------------------------------------------------------
                                                        Year Ended    Year Ended       Year Ended      Year Ended       Inception(a)
                                                        10/31/2002    10/31/2001       10/31/2000      10/31/1999      to 10/31/1998
CLASS A

Net Asset Value, Beginning of Period                    $  7.31        $  9.55         $ 11.45          $ 10.34         $ 10.00
   Income from Investment Operations:
      Net investment income                                0.07(b)        0.04            0.04(b)          0.14            0.08
      Net realized and unrealized gain
        (loss) on investments                             (0.38)         (2.21)          (0.98)            1.56            0.27
        Total from investment operations                  (0.31)         (2.17)          (0.94)            1.70            0.35
   Less Distributions:
      Distributions from net investment income               --          (0.07)          (0.14)           (0.14)          (0.01)
      Distributions from capital gains                       --             --           (0.82)           (0.45)             --
        Total distributions                                  --          (0.07)          (0.96)           (0.59)          (0.01)
Net increase (decrease) in net asset value                (0.31)         (2.24)          (1.90)            1.11            0.34
Net Asset Value, End of Period                          $  7.00        $  7.31         $  9.55          $ 11.45         $ 10.34

Total Return+                                             (4.24)%       (22.88)%         (9.29)%          17.00%           3.60%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                    $25,732        $25,829         $32,071          $33,214         $27,656
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor             2.29%          2.14%           2.06%            2.18%           2.76%(2)
   After reimbursement of expenses by Advisor              1.60%          1.60%           1.60%            1.60%           1.60%(2)
Ratios of net investment income (loss) to average net
   assets:
   After reimbursement of expenses by Advisor              0.69%          0.45%           0.43%            1.30%           1.15%(2)
Portfolio Turnover                                           47%            86%            117%              57%             60%

CLASS B

Net Asset Value, Beginning of Period                    $  7.25        $  9.48         $ 11.38          $ 10.28         $ 10.00
   Income from Investment Operations:
      Net investment income (loss)                         0.02(b)       (0.02)          (0.03)(b)         0.05            0.03
      Net realized and unrealized gain
        (loss) on investments                             (0.38)         (2.20)          (0.98)            1.56            0.26
        Total from investment operations                  (0.36)         (2.22)          (1.01)            1.61            0.29
   Less Distributions:
      Distributions from net investment income               --          (0.01)          (0.07)           (0.05)          (0.01)
      Distributions from capital gains                       --             --           (0.82)           (0.46)             --
   Total distributions                                       --          (0.01)          (0.89)           (0.51)          (0.01)
Net increase (decrease) in net asset value                (0.36)         (2.23)          (1.90)            1.10            0.28
Net Asset Value, End of Period                          $  6.89        $  7.25         $  9.48          $ 11.38         $ 10.28

Total Return+                                             (4.97)%       (23.48)%         (9.92)%          16.09%           2.90%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                    $ 4,591        $ 4,787         $ 5,497          $ 3,326         $ 1,350
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor             3.04%          2.89%           2.81%            2.93%           3.51%(2)
   After reimbursement of expenses by Advisor              2.35%          2.35%           2.35%            2.35%           2.35%(2)
Ratios of net investment income (loss) to average net
   assets:
   After reimbursement of expenses by Advisor             (0.06)%        (0.30)%         (0.32)%           0.63%           0.40%(2)
Portfolio Turnover                                           47%            86%            117%              57%             60%

----------
(1)   Not annualized

(2)   Annualized

+     Total return without applicable sales charge.

(a)   Fund commenced investment operations on December 29, 1997.

(b)   Calculated based on average shares outstanding.

Notes to Financial Statements

1. ORGANIZATION

MEMBERS Mutual Funds, a Delaware Business Trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end, management investment company. As of the date of this report, the Trust offers nine Funds (individually, a "Fund," collectively, the "Funds") each with two classes of shares: Class A and Class B. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of benefical interest of the Trust without par value. Each class of shares represents an interest in the assets of the respective Fund and has identical voting, dividend, liquidation and other rights, except that each class of shares bears its own distribution fees and its proportional share of fund level expenses, is subject to its own sales charges, if any, and has exclusive voting rights on matters pertaining to Rule 12b-1 as it relates to that class. The accompanying financial statements include the Cash Reserves Fund, Bond Fund, High Income Fund, Balanced Fund, Growth and Income Fund, Capital Appreciation Fund, Mid-Cap Fund, Multi-Cap Growth Fund and International Stock Fund.

Effective May 1, 2002, the Board of Trustees approved changes to the name and subadvisor of the Emerging Growth Fund. The new name is the Multi-Cap Growth Fund. MEMBERS Capital Advisors has entered into a Subadvisor agreement with Wellington Management Company, LLP for the management of the Fund's investments.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements:

Portfolio Valuation: Securities and other investments are valued as follows: (1) equity securities listed on any U.S. or foreign stock exchange or the over-the-counter market ("NASDAQ") are valued at the last sale price on the valuation day; if no sale occurs, equities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and closing asked prices, and equities traded on a foreign exchange will be valued at the bid price; (2) over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked prices; (3) debt securities purchased with a remaining maturity of 61 days or more are valued by a pricing service selected by the Trust or on the basis of dealer-supplied quotations; (4) options and futures contracts are valued at the last sale price on the market where any such option or futures contract is principally traded; (5) over-the-counter options are valued based upon prices provided by market makers in such securities; (6) forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts or dealers in such currencies. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the noon (Eastern Standard Time) Reuters spot rate; (7) short-term instruments having maturities of 60 days or less will be valued at amortized cost. All other securities for which either quotations are not readily available, no other sales have occurred, or do not, in MEMBERS Capital Advisors' opinion, reflect the current market value, are appraised at their fair values as determined in good faith by and under the general supervision of the Board of Trustees.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Interest income is recorded on the accrual basis. Dividend income is recorded on ex-dividend date.

Federal Income Taxes: It is each Fund's intention to qualify as a regulated investment company for federal income tax purposes by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for federal income taxes are recorded in the accompanying financial statements.

Expenses: Expenses that are directly related to one Fund are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets.

Classes: Class-specific expenses are borne by that class. Income, non-class specific expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative net assets.

Repurchase Agreements: Each Fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities.

Foreign Currency Transactions: The books and records are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (1) market value of investment securities, assets and liabilities at the current rate of exchange; and

      (2) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The High Income, Mid-Cap, Multi-Cap Growth and International Stock Funds report certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

The Funds do not isolate the portion of gains and losses on investments in equity securities that is due to changes in foreign exchange rates from that which is due to change in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

Forward Foreign Currency Exchange Contracts: The High Income, Multi-Cap Growth and International Stock Funds may each purchase or sell forward foreign currency exchange contracts for defensive or hedging purposes when the Fund's Investment Advisor anticipates that the foreign currency will appreciate or depreciate in value. When entering into forward currency exchange contracts, the Funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily, and the Funds' net assets, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. The Funds realize a gain or a loss at the time the forward currency exchange contracts are closed out or are offset by a matching contract. Realized and unrealized gains and losses are included in the Statements of Operations. At the year ended October 31, 2002, only the High Income Fund had open forward currency exchange contracts, which are presented in the Fund's Portfolio of Investments.

The instruments involve market risk, credit risk, or both, in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts: The Funds (other than Cash Reserves) may purchase and sell futures contracts and purchase and write options on futures contracts. The Funds will engage in futures contracts or related options transactions only for bona fide hedging purposes. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. Government securities or other assets, equal to a certain percentage of the contract (initial margin deposit). Subsequent payments, known as "variation margin," are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. When a Fund enters into a futures contract, the Fund segregates in cash or liquid securities, of any type or maturity, equal in value to the Fund's commitment. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

Delayed Delivery Securities: Each Fund may purchase securities on a when-issued or delayed delivery basis. "When-issued" refers to securities whose terms are available and for which a market exists, but that have not been issued. For when-issued or delayed delivery transactions, no payment is made until delivery date, which is typically longer than the normal course of settlement, and often more than a month or more after the purchase. When a Fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the Fund segregates in cash or liquid securities, of any type or maturity, an amount equal to the Fund's commitment. Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors. For the year ended October 31, 2002, only the Bond Fund entered into such transactions, the market values of which are identified in the Fund's Portfolio of Investments.

Reclassification Adjustments: Paid-in capital, undistributed net investment income, and accumulated net realized gain (loss) have been adjusted in the Statements of Assets and Liabilities for permanent book-tax differences for all Funds.

3. ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS

The Trust has entered into an Investment Advisory Agreement with MEMBERS Capital Advisors, Inc. (the "Investment Advisor"). For its investment advisory services to the Funds, the Investment Advisor is entitled to receive a fee, which is calculated daily and paid monthly, at an annual rate based upon the following percentages of average daily net assets: 0.40% for the Cash Reserves Fund; 0.50% for the Bond Fund; 0.55% for the High Income Fund; 0.65% for the Balanced Fund; 0.55% for the Growth and Income Fund; 0.75% for the Capital Appreciation Fund; 0.95% for the Mid-Cap Fund, 0.75% for the Multi-Cap Growth Fund and 1.05% for the International Stock Fund. The Investment Advisor has entered into Subadvisor agreements for the management of the investments of the High Income Fund, the Mid-Cap Fund, the Multi-Cap Growth Fund, and the International Stock Fund. The Investment Advisor is solely responsible for the payment of all fees to the Subadvisors. The Subadvisors for these Funds are MFS Investment Management for the High Income Fund, Wellington Management Company LLP for a portion of the Mid-Cap Fund and the entire Multi-Cap Growth Fund, and Lazard Asset Management for the International Stock Fund.

The Investment Advisor contractually agrees to waive a portion of its fees and to reimburse the Funds for certain expenses so that total expenses will not exceed certain expense limitations. The Investment Advisor has agreed to waive fees and/or reimburse expenses with respect to the Funds in order that total expenses will not exceed the following amounts:

      Fund                        Class A     Class B      Fund                           Class A     Class B
      ----                        -------     -------      ----                           -------     -------
      Cash Reserves Fund           0.55%       1.30%       Capital Appreciation Fund       1.20%       1.95%
      Bond Fund                    0.90%       1.65%       Mid-Cap Fund                    1.40%       2.15%
      High Income Fund             1.00%       1.75%       Multi-Cap Growth Fund           1.20%       1.95%
      Balanced Fund                1.10%       1.85%       International Stock Fund        1.60%       2.35%
      Growth and Income Fund       1.00%       1.75%

For the year ended October 31, 2002, the Investment Advisor reimbursed expenses of $114,473 for the Cash Reserves Fund, $234,662 for the Bond Fund, $174,043 for the High Income Fund, $348,289 for the Balanced Fund, $473,218 for the Growth and Income Fund, $533,959 for the Capital Appreciation Fund, $189,165 for the Mid-Cap Fund, $247,687 for the Multi-Cap Growth Fund and $223,636 for the International Stock Fund.

Any reimbursements or fee reductions made by the Investment Advisor to a Fund are subject to repayment by the Fund, to the extent that the Fund is able to make the repayment within its expense cap. Such payments must be made within three years, measured on a fiscal year basis, from when the reimbursement or fee reduction occurred. The amounts recoverable and their expiration dates are as follows:

                                             Recovery expiring         Recovery expiring         Recovery expiring
               Fund                          October 31, 2003          October 31, 2004          October 31, 2005
               ----                          -----------------         -----------------         -----------------
      Cash Reserves Fund                         $ 73,959                  $ 90,801                  $114,473
      Bond Fund                                    79,335                   140,301                   234,662
      High Income Fund                             72,153                   160,158                   174,043
      Balanced Fund                                84,684                   298,079                   348,289
      Growth and Income Fund                       70,368                   454,597                   473,218
      Capital Appreciation Fund                    64,827                   430,721                   533,959
      Mid-Cap Fund                                     --                    94,077                   189,165
      Multi-Cap Growth Fund                        92,898                   278,988                   247,687
      International Stock Fund                    122,233                   187,608                   223,636

Through October 31, 2002, none of the Funds have made repayments to the Investment Advisor under the agreement.

CUNA Brokerage Services, Inc. (CUNA Brokerage) serves as distributor of the Funds. The Trust adopted Distribution Plans (the "Plans") with respect to Trust's Class A and B shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, the Trust will pay service fees for Class A and Class B share at an aggregate annual rate of 0.25% of each Fund's daily net assets attributable to the respective class of shares for all Funds except the Cash Reserves Fund. The Trust will also pay distribution fees for Class B shares at an aggregate annual rate of 0.75% of each Fund's daily net assets attributable to Class B. The distribution fees are used to reimburse CUNA Brokerage for its distribution expenses with respect to Class B only, including but not limited to: (1) initial and ongoing sales compensation to selling brokers and others engaged in the sale of Fund shares, (2) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares, and (3) interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate selling brokers and others for providing personal and account maintenance services to shareholders.

During the year, the Funds had investment portfolio transactions executed through CUNA Brokerage. For the year ended October 31, 2002, the Balanced Fund and the Growth and Income Funds paid brokerage commissions to CUNA Brokerage of $180 and $45, respectively.

In addition to distribution fees, CUNA Brokerage received sales charges paid by the purchasers or redeemers of the Funds' shares. For the period ended October 31, 2002, sales charges received by CUNA Brokerage were as follows:

                                           Amount Paid                                                   Amount Paid
                                   -------------------------                                       -----------------------
      Fund                          Class A          Class B       Fund                             Class A        Class B
      ----                         ---------        --------       ----                            --------       --------
      Cash Reserves Fund           $  209,341       $130,583       Capital Appreciation Fund       $683,809       $287,558
      Bond Fund                       769,885        190,050       Mid-Cap Fund                     300,428         41,207
      High Income Fund                112,205         66,183       Multi-Cap Growth Fund             95,910         28,844
      Balanced Fund                 1,007,690        451,275       International Stock Fund          47,515         13,065
      Growth and Income Fund          615,850        416,556

Certain officers and trustees of the Funds are also officers of the Investment Advisor. The Funds do not compensate their officers or affiliated trustees. The Trust pays each unaffiliated trustee $1,250 per Board of Trustees meeting attended.

4. DIVIDENDS FROM NET INCOME AND DISTRIBUTIONS OF CAPITAL GAINS

With respect to the Cash Reserves Fund and the Bond Fund, dividends from net investment income are declared daily and net realized gains from investment transactions, if any, are distributed to shareholders annually. The High Income Fund and Balanced Fund declare dividends from net investment income monthly and net realized gains from investment transactions, if any, are distributed to shareholders annually. The Growth and Income Fund, Capital Appreciation Fund, Mid-Cap Fund, Multi-Cap Growth Fund and the International Stock Fund declare dividends from net investment income annually and net realized gains from investment transactions, if any, are distributed to shareholders annually.

Income and capital gain distributions, if any, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Taxable distributions from income and realized capital gains in the Funds differ from book amounts earned during the period due to differences in the timing of capital recognition, and due to the reclassification of certain gains or losses from capital to income. Dividends from net investment income are determined on a class level. Capital gains are determined on a fund level.

5. SECURITIES TRANSACTIONS

For the year ended October 31, 2002, aggregate cost of purchases and proceeds from sales of securities, other than short-term investments, were as follows:

                                             U.S. Government                    Other Investment
                                               Securities                          Securities
                                      -----------------------------       -----------------------------
      Fund                             Purchases           Sales           Purchases           Sales
      ----                            -----------       -----------       -----------       -----------
      Bond Fund                       $74,190,536       $30,011,497       $59,861,401       $45,024,008
      High Income Fund                         --                --        20,992,099        11,955,415
      Balanced Fund                    38,283,794        42,537,827        66,174,596        37,643,610
      Growth and Income Fund                   --                --        31,639,504        27,820,932
      Capital Appreciation Fund                --                --        53,747,305        33,565,687
      Mid-Cap Fund                             --                --        27,444,693         9,757,058
      Multi-Cap Growth Fund                    --                --        36,159,914        39,131,959
      International Stock Fund                 --                --        16,310,432        14,665,552

6. FOREIGN SECURITIES

Each Fund may invest in foreign securities, although only the High Income Fund, Multi-Cap Growth Fund and International Stock Fund anticipate having significant investments in such securities. The International Stock Fund, High Income Fund and Multi-Cap Growth Fund may invest 100%, 50% and 25%, respectively, of their assets in foreign securities. No Fund will concentrate its investments in a particular foreign country.

Foreign securities means securities that are: (1) issued by companies organized outside the U.S. or whose principal operations are outside the U.S. ("foreign issuers"), (2) issued by foreign governments or their agencies or instrumentalities (also "foreign issuers"), (3) principally traded outside the U.S., or (4) quoted or denominated in a foreign currency ("non-dollar securities"). Foreign securities include ADRs, EDRs, GDRs and foreign money market securities.

Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes on economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers.

7. SECURITIES LENDING

The Funds, excluding the Cash Reserves Fund, have entered into a Securities Lending Agreement (the "Agreement") with State Street Bank and Trust Company ("State Street"). Under the terms of the Agreement, the Funds may lend portfolio securities to qualified borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash or other liquid assets at least equal to the value of the securities, which is determined on a daily basis. At October 31, 2002, cash collateral received for Funds engaged in securities lending was invested in the State Street Navigator Securities Lending Prime Portfolio. The value of collateral is included within the Statements of Assets and Liabilities as an asset with an offsetting liability.

Amounts earned as interest on investments of cash collateral, net of rebates and fees, are included in the Statements of Operations. The value of securities on loan at October 31, 2002 is as follows:

      Fund                     Value of Securities on Loan          Fund                              Value of Securities on Loan
      ----                     ---------------------------          ----                              ---------------------------
      Bond Fund                         $9,806,052                  Capital Appreciation Fund                  $6,104,950
      High Income Fund                   7,281,711                  Mid-Cap Fund                                6,318,307
      Balanced Fund                      5,714,149                  Multi-Cap Growth Fund                       1,820,443

The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral.

8. TAX INFORMATION

The tax character of distributions paid during the year ended October 31, 2002 was as follows:

                                              Ordinary Income          Long-Term Capital Gains
                                              ---------------          -----------------------
      Cash Reserves Fund                         $  308,806                  $     --
      Bond Fund                                   3,710,932                        --
      High Income Fund                            2,390,662                        --
      Balanced Fund                               3,623,511                    17,091
      Growth and Income Fund                        377,928                        --
      Capital Appreciation Fund                          --                   567,807
      Mid-Cap Fund                                   14,108                        --
      Multi-Cap Growth Fund                              --                        --
      International Stock Fund                           --                        --

As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                              Ordinary Income          Long-Term Capital Gains
                                              ---------------          -----------------------
      Cash Reserves Fund                         $    1,890                  $     --

      Bond Fund                                      41,587                        --
      High Income Fund                              193,827                        --
      Balanced Fund                                  29,295                        --
      Growth and Income Fund                        336,079                        --
      Capital Appreciation Fund                          --                        --
      Mid-Cap Fund                                       --                        --
      Multi-Cap Growth Fund                              --                        --
      International Stock Fund                      212,780                        --

For federal income taxes purposes, the Funds listed below have capital loss carryovers as of October 31, 2002, which are available to offset future capital gains, if any:

                                  Carryover          Carryover            Carryover              Carryover              Carryover
Fund                           Expiring in 2006   Expiring in 2007     Expiring in 2008      Expiring in 2009       Expiring in 2010
----                           ----------------   ----------------     ----------------      ----------------       ----------------
Bond Fund                          $    --            $     --            $0,360,543            $        --            $ 0,230,858
High Income Fund                    66,186             328,128               237,390              2,053,681              2,445,850
Balanced Fund                           --                  --                    --                     --              5,493,333
Growth and Income Fund                  --                  --             1,214,946              2,865,513             11,738,982
Capital Appreciation Fund               --                  --                    --                     --             19,056,782
Mid-Cap Fund                            --                  --                    --                     --              1,801,181
Multi-Cap Growth Fund                   --                  --             6,443,167             10,391,144              5,728,147
International Stock Fund                --                  --             1,887,109              3,985,467              4,881,331

At October 31, 2002, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis for each fund were as follows:

      Fund                                Appreciation          Depreciation                 Net
      ----                                ------------          ------------            ------------
      Bond Fund                            $3,770,135            $   549,958            $  3,220,177
      High Income Fund                        666,983              4,487,638              (3,820,655)
      Balanced Fund                         5,198,882             27,073,795             (21,874,913)
      Growth and Income Fund                3,789,710             40,718,832             (36,929,122)
      Capital Appreciation Fund             4,457,779             40,305,271             (35,847,492)
      Mid-Cap Fund                          1,773,784              6,903,617              (5,129,833)
      Multi-Cap Growth Fund                   576,700              1,407,182                (830,482)
      International Stock Fund              2,755,216              5,705,334              (2,950,118)

The differences between cost amounts for book purposes and tax purposes are primarily due to deferred losses.

9. FINANCIAL INSTRUMENTS

Investing in certain financial instruments, including forward foreign currency contracts and futures contracts, involves risk other than that reflected in the Statements of Assets and Liabilities. Risk associated with these instruments include potential for an imperfect correlation between the movements in the prices of instruments and the prices of the underlying securities and interest rates, an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts and changes in the value of foreign currency relative to the U.S. dollar. The High Income Fund, Multi-Cap Growth Fund and International Stock Fund enter into these contracts primarily to protect these Funds from adverse currency movements.

10. CONCENTRATION OF RISK

The High Income Fund invests in securities offering high current income, which generally will include bonds in the lower rating categories of recognized rating agencies (so-called "junk bonds"). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The Fund generally invests at least 80% of its assets in high yield securities.

11. CAPITAL SHARES AND AFFILIATED OWNERSHIP

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. Each Fund currently offers two classes of shares, Class A and Class B. At October 31, 2002, investments in the Funds by affiliates were as follows:

                                            CUNA Mutual            CUNAMutual               CUMIS             CUNA Brokerage
   Fund                      Class     Life Insurance Company   Insurance Society   Insurance Society, Inc.    Services Inc.
   ----                      -----     ----------------------   -----------------   -----------------------   --------------
Cash Reserves Fund             A            $ 1,835,743            $1,834,519            $        --            $       --
Bond Fund                      A              1,998,219             1,996,887                     --                    --
High Income Fund               A              5,043,284                    --                     --                    --
Balanced Fund                  A             10,110,348                    --              4,401,042             1,094,718
Growth and Income Fund         A              1,620,776             1,886,278              2,598,795                    --
Capital Appreciation Fund      A                     --             1,279,396              9,306,779                    --
Mid-Cap Fund                   A              8,645,453                    --                     --                    --
Mid-Cap Fund                   B                    854                    --                     --                    --

International Stock Fund       A              2,433,647             4,055,268             14,487,821                    --

Report of Independent Accountants

To the Board of Trustees and Shareholders of MEMBERS Mutual Funds

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MEMBERS Mutual Funds (hereafter referred to as the "Funds") at October 31, 2002, and the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
December 10, 2002

Other Information

Tax Information (Unaudited)

Foreign Tax Credits: The International Stock Fund has made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. For the year ended October 31, 2002, the total amount of foreign taxes that will be passed through to shareholders and foreign source income for information reporting purposes will be $85,857 (all of which represents taxes withheld) and $678,447, respectively.

Corporate Dividends Received Deduction: Of the dividends paid by the Bond Fund, High Income Fund, Balanced Fund, Growth and Income Fund, Capital Appreciation Fund, and the Mid-Cap Fund, 0.00%, 1.16%, 34.02%, 100.00%, 0.00% and 0.00%,
respectively, qualify for the corporate dividends received deduction.

Trustees and Officers

                              Trustees and Officers

                                Name, Address and

                                  Year of Birth

                         Position(s) Held with the Fund

                              Length of Service(1)

                           Principal Occupation During

                                 Past Five Years

                  Number of Portfolios Overseen in Fund Complex

                         Other Outside Director-ships(5)

                             Michael S. Daubs(2)(3)

                             5910 Mineral Point Road

                                Madison, WI 53705

                               Year of Birth: 1943

                                     Trustee

                                   (Chairman)

                                 1997 - Present

                          CUNA Mutual Insurance Society

                          Chief Officer - Investments,

                                 1990 - Present

                         MEMBERS Capital Advisors, Inc.

                                   President,

                                 1982 - Present

                       CUNA Mutual Life Insurance Company

                          Chief Officer - Investments,

                                 1973 - Present

                           Lawrence R. Halverson(2)(4)

                             5910 Mineral Point Road

                                Madison, WI 53705

                               Year of Birth: 1945

                               Trustee, President

                             and Principal Executive

                                     Officer

                                 1997 - Present

                         MEMBERS Capital Advisors, Inc.

                        Senior Vice President - Equities

                                 1996 - Present

                          CUNA Brokerage Services, Inc.

                                   President,

                                   1996 - 1998

                                       19

                               Mary E. Hoffmann(2)

                             5910 Mineral Point Road

                                Madison, WI 53705

                               Year of Birth: 1970

                                    Treasurer

                                 1998 - Present

                         MEMBERS Capital Advisors, Inc.

           Assistant Vice President - Product Operations and Finance,

                                 2001 - Present

                     Product Operations and Finance Manager,

                                   1998 - 2001

                          CUNA Mutual Insurance Society

                        Investment Accounting Supervisor,

                                   1996 - 1998

                               Holly S. Baggot(2)

                             5910 Mineral Point Road

                                Madison, WI 53705

                               Year of Birth: 1960

                        Secretary and Assistant Treasurer

                                 1999 - Present

                         MEMBERS Capital Advisors, Inc.

          Senior Manager - Product and Fund Operations, 2001 - Present

                       Operations & Administration Manager

                                    1998-2001

                                        9

                                  Dan Owens(2)

                             5910 Mineral Point Road

                                Madison, WI 53705

                               Year of Birth: 1966

                               Assistant Treasurer

                                 2000 - Present

                         MEMBERS Capital Advisors, Inc.

                     Senior Manager - Portfolio Operations,

                                 2001 - Present

                         Investment Operations Manager,

                                   1999 - 2001

                            AmerUS Capital Management

             Manager, Investment Accounting - Reporting, 1998 - 1999

                           AmerUs Life Holdings, Inc.

                          Senior Investment Accountant,

                                   1994 - 1998

                                Name, Address and

                                  Year of Birth

                         Position(s) Held with the Fund

                              Length of Service(1)

                           Principal Occupation During

                                 Past Five Years

                  Number of Portfolios Overseen in Fund Complex

                         Other Outside Director-ships(5)

                               Gwendolyn M. Boeke

                                2000 Heritage Way

                                Waverly, IA 50677

                               Year of Birth: 1934

                                     Trustee

                                 1997 - Present

             Wartburg Theological Seminary Development Association,

                                 1997 - Present

                     Evangelical Lutheran Church in America

                         Foundation (Chicago, Illinois)

                        Regional Director, 1990 - Present

                                Wartburg College

                              Director, 1986 - 2001

                                Alfred L. Disrud

                                2000 Heritage Way

                                Waverly, IA 50677

                               Year of Birth: 1921

                                     Trustee

                                 1997 - Present

                             Planned Giving Services

                                 (Waverly, Iowa)

                              Owner, 1986 - Present

                                       19

                                 Thomas C. Watt

                                2000 Heritage Way

                                Waverly, IA 50677

                               Year of Birth: 1936

                                     Trustee

                                 1997 - Present

                        Vision Development Services, Inc.

                                   Consultant,

                                 1997 - Present

                            MidAmerica Energy Company

                                (Waterloo, Iowa)

                         Manager, Business Initiatives,

                                   1987 - 1999

                                Wells Fargo Bank,

                               Community Director,

                                 1985 - Present

 (1) The board of trustees and officers of the Fund do not currently have term limitations.

              (2) "Interested person" as defined in the 1940 Act.

 (3) Mr. Daubs is considered an "interested" trustee because of the position he holds with the investment advisor of the trust.

     (4) Mr. Halverson is considered an "interested" trustee because of the position he holds with the investment advisor of the trust.

              (5) Include only directorships with companies that:

  (a) have a class of securities registered with the SEC under the Securities
                          Exchange Act, section 12; or

     (b) are subject to the requirements of section 15(d) of the Securities
                                Exchange Act; or

                  (c) are registered as an investment adviser.